UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06637

The UBS Funds

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.

UBS Asset Management

One North Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 312-525 7100

Date of fiscal year end: June 30

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

The UBS Funds

Semiannual Report | December 31, 2019

President's letter

February 14, 2020

Despite generally strong performance across most markets in 2019, the year was notable for persistent volatility given uncertainty regarding many geopolitical issues, trade tensions and other event risks.

The first quarter of 2019 was a historically strong quarter for most markets—bouncing back from the sharp December 2018 sell-off as the US Federal Reserve (Fed) pivoted toward a dovish stance, and the US and China outlined positive trade developments. However, the second and third quarters were more volatile as markets were whipsawed, for instance, when trade talk deterioration was swiftly followed by dovish action from the Fed to shore up confidence. What a difference a year made in the US: rate hikes, followed by rate cuts, finally settling into a cautious holding pattern.

While investors worried about slowing economic data (especially in manufacturing) and corporate earnings that continued to be relatively sluggish compared to prior years of the economic expansion, the Fed's commitment to accommodative policy and a US-China trade deal pieced together throughout the end of the year provided a strong finish.

A combination of factors, such as rising interest rates, US-China trade tension, economic slowdown, and turmoil surrounding Brexit—that had roiled markets at the end of 2018 all seemed to come to at least partial resolution in the final months of 2019, making investors more comfortable and leading markets to close out a year of record performance. In December, the US and China hammered out a 'Phase One' trade deal, the Federal Reserve committed to keeping rates low, and the Conservative party had a strong victory in the UK to allow for a path toward an organized Brexit. Investor sentiment has proven to be broadly positive as we head into the new year.

The ongoing volatility in global markets continues to underscore the importance of diversification for investors and the portfolios. Asset classes frequently have differing shorter-term trajectories as events can present a variety of challenges and opportunities across asset classes, regions, industries and risk spectrums. While emerging markets currently present an attractive risk/return opportunity due, in part, to valuations, they are generally more sensitive to an array of global factors. On the other hand, developed markets, for instance, US equities in particular, may be less fickle, but may have more full valuations. Small cap equities in the US may present opportunities, as they are generally somewhat insulated from global events, and while China assets face slowing growth, they are increasingly driven by internal economic developments and demand. We have expanded our fund range in recent years to offer our clients more investment choice to allocate their capital across funds that invest in large and small capitalization US, developed international and emerging equity markets.

Sustainability continues to be a growing and driving force for investors and markets, and remains at the heart of UBS's DNA. We have incorporated sustainable considerations across all of our investment platforms and continued to show our commitment to an issue that is at the forefront of many of our clients' goals, as was front and center at the World Economic Forum in Davos where we presented our views on the challenges presented by the 'Climate Finance Gap.' We are continuing to develop sustainable solutions for our clients in our robust lineup of UBS funds.

President's letter

Sincerely

Igor Lasun
President
The UBS Funds
Executive Director
UBS Asset Management (Americas) Inc.

The markets in review

A resilient global economy

Despite concerns that trade conflicts, Brexit uncertainties and other issues could lead to an economic contraction, the global economy continued to expand during the reporting period, albeit at a modest pace. Looking back, the US Commerce Department reported that gross domestic product ("GDP") grew at a 3.1% seasonally adjusted annualized rate during the first quarter of 2019. GDP growth was then 2.0% and 2.1% during the second and third quarters of 2019, respectively. Finally, the US Commerce Department's initial estimate for fourth quarter GDP growth in the US, released after the reporting period ended, was 2.1%.

The US Federal Reserve Board (the "Fed") proactively addressed moderating growth with a "dovish pivot" in January 2019. In particular, after raising interest rates four times in 2018, the Fed indicated it would pause from additional rate hikes. After analyzing incoming economic data for several months, the Fed pulled the trigger and lowered the federal funds rate at its meetings in July, September and October 2019. In its final meeting of the year in December 2019, the Fed indicated a pause from further actions for the time being, saying, "...participants regarded the current stance of monetary policy as likely to remain appropriate for a time as long as incoming information about the economy remained broadly consistent with the economic outlook".

From a global perspective, in its October 2019 World Economic Outlook Update, the International Monetary Fund ("IMF") said, "...the pace of global economic activity remains weak. Momentum in manufacturing activity, in particular, has weakened substantially, to levels not seen since the global financial crisis. Rising trade and geopolitical tensions have increased uncertainty about the future of the global trading system and international cooperation more generally, taking a toll on business confidence, investment decisions, and global trade. A notable shift toward increased monetary policy accommodation—through both action and communication—has cushioned the impact of these tensions on financial market sentiment and activity, while a generally resilient service sector has supported employment growth. That said, the outlook remains precarious." The IMF projects 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.2% and 0.9%, respectively. In contrast, GDP growth in these countries was 1.9%, 1.4% and 0.8%, respectively, in 2018.

Global equities rally

The global equity market posted strong returns during the reporting period. Despite times of elevated volatility, these proved to be only temporary setbacks. All told, the US equity market moved higher during five of the six months of the reporting period. Supporting the market were accommodative monetary policy, corporate profits that often exceeded expectations and, late in the year, a "Phase 1" trade agreement between the US and China. Collectively, this buoyed investor sentiment and led to generally robust risk appetite. During the six months ended December 31, 2019, the S&P 500 Index1 gained 10.92% and ended the year near an all-time high. Returns were also strong outside the US. International developed equities, as measured by the MSCI EAFE Index (net),2 returned 7.01% during the reporting period, while emerging markets equities, as measured by the MSCI Emerging Markets Index (net),3 gained 7.09% in 2019.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

The fixed income market also moves higher

The global fixed income market also rose during the reporting period. In the US, both short- and long-term Treasury yields declined (bond yields and prices move in the opposite direction). For the six months ended December 31, 2019, the yield on the US 10-year Treasury fell from 2.00% to 1.92%. Government bond yields outside the US also generally moved lower amid moderating economic growth and accommodative monetary policies by a number of developed and emerging market central banks. The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,4 returned 2.45% during the reporting period. Riskier fixed income securities also rallied. High yield bonds, as measured by the ICE BofA US High Yield Cash Pay Constrained Index,5 returned 14.40% during the reporting period. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),6 gained 3.45%.

4  The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The ICE BofA US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Dynamic Alpha Fund

Portfolio performance

For the six months ended December 31, 2019, Class A shares of UBS Dynamic Alpha Fund (the "Fund") returned 3.16% (Class A shares returned -2.51% after the deduction of the maximum sales charge), while Class P shares returned 3.23%. For purposes of comparison, the BofA US Treasury 1-5 Year Index retuned 1.10% during the same time period, the MSCI World Index (net) returned 9.14%, and the FTSE One-Month US Treasury Bill Index returned 0.97%. (Class P shares have lower expenses than other share classes of the Fund.) Returns for all share classes over various time periods are shown on page 7; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.

The Fund produced a positive absolute return during the reporting period. Market allocation decisions generally contributed to performance. However, active currency allocation decisions modestly detracted from performance over the period.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards, in aggregate, detracted from the Fund's performance. We used a variety of equity and fixed income options, futures and swaps to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. These derivatives, in aggregate, contributed to performance during the reporting period.

Portfolio performance summary1

What worked:

•  Overall, market allocation decisions were positive for returns.

  – Within equities, performance was positively impacted by a few equity relative value trades during the reporting period. These included a long Japanese versus French equities position, which benefited from the relative outperformance of Japanese equities over French equities. The Fund also had a long FTSE 250 versus FTSE 100 position (closed in October 2019) which benefited from lowered probabilities of a hard Brexit in the second half of 2019 given that FTSE 250 stocks are more domestically focused. Elsewhere, the Fund had a preference for Chinese equities over broader emerging market equities (closed in November 2019) which was supported by the improvement in trade relations between the US and China.

  – Within fixed income, a long exposure to local currency emerging market (EM) debt was beneficial. Spreads on local currency EM debt relative to US Treasuries widened substantially in 2018 in the face of higher geopolitical risks, a strengthening US dollar and higher US dollar funding rates. However, in 2019 local currency EM debt rallied along with US Treasuries, delivering strong results. Additionally, a US two-year—ten-year steepener trade initiated in October 2019 was additive for performance.

•  Certain active currency positions added to results during the period.

  – A long Mexican peso versus US dollar position contributed to results, supported by tailwinds such as valuation and carry.

  – Long positions in the Chilean peso and Colombian peso versus the US dollar also contributed to returns over the period. Both the Colombian peso and the Chilean peso were undervalued versus the dollar, presenting attractive opportunities.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Dynamic Alpha Fund

What didn't work:

•  Certain market allocation decisions detracted from results.

  – Within equities, performance was negatively impacted by a long China H shares versus Taiwanese equities relative value trade which we closed in September 2019. Taiwanese equities outperformed over the period as the country's technology sector attracted capital in the wake of the US-China trade war.

•  Overall, active currency positions modestly detracted from returns:

  – Long positions versus the US dollar in certain European currencies, such as the Swedish krona and euro, as well as the Japanese yen weighed on performance, as the US dollar appreciated against them over the period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2019. The views and opinions in the letter were current as of February 14, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Dynamic Alpha Fund

Average annual total returns for periods ended 12/31/19 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.16%	7.91%	(0.74)%	1.85%
Class P2	3.23	8.20	(0.51)	2.12
After deducting maximum sales charge
Class A1	(2.51)%	2.04%	(1.84)%	1.27%
ICE BofA US Treasury 1-5 Year Index[3]	1.10	4.20	1.68	1.73
MSCI World Index (net)[4]	9.14	27.67	8.74	9.47
FTSE One-Month US Treasury Bill Index[5]	0.97	2.20	1.01	0.53

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2019 prospectuses were as follows: Class A—2.05% and 1.38%; Class P—1.73% and 1.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2020, do not exceed 1.35% for Class A shares and 1.10% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The ICE BofA US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The FTSE One-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last one month Treasury Bill issue. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Dynamic Alpha Fund

Portfolio statistics—December 31, 2019 (unaudited)1

Top ten holdings

Percentage of net assets
U.S. Treasury Bills, 1.553% due 06/18/20	34.9%
U.S. Treasury Bills, 1.903% due 03/12/20	7.3
Cooperatieve Rabobank UA, 5.500% due 06/29/20	0.7
Mirvac Group Finance Ltd., EMTN, 3.625% due 03/18/27	0.6
JPMorgan Chase & Co., 3.200% due 01/25/23	0.6
Telefonica Emisiones SA, 5.520% due 03/01/49	0.6
Tesco Property Finance 4 PLC, 5.801% due 10/13/40	0.5
Mylan N.V., 3.125% due 11/22/28	0.5
AA Bond Co. Ltd., EMTN, 2.875% due 01/31/22	0.5
Bank of America Corp., MTN, 3.875% due 08/01/25	0.5
Total	46.7%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	71.4%
United Kingdom	5.8
France	3.4
Netherlands	3.2
Australia	1.5
Total	85.3%

1  The Fund's Portfolio is actively managed and its composition will vary over time.

UBS Dynamic Alpha Fund

Industry diversification—December 31, 2019 (unaudited)1,2

Corporate bonds	Percentage of net assets
Advertising	0.1%
Aerospace & defense	0.2
Agriculture	0.8
Airlines	0.2
Auto manufacturers	1.5
Banks	10.7
Beverages	0.3
Biotechnology	0.2
Building materials	0.3
Chemicals	0.9
Commercial services	0.6
Computers	0.5
Diversified financial services	0.7
Electric	3.1
Engineering & construction	0.5
Food	0.6
Gas	0.8
Healthcare-products	0.1
Healthcare-services	0.2
Insurance	3.4
Internet	0.3
Machinery-construction & mining	0.1
Media	1.5
Mining	0.2
Miscellaneous manufacturers	0.3
Oil & gas	1.6
Pharmaceuticals	2.4
Pipelines	1.4
Real estate	2.0
Real estate investment trusts	0.7
Retail	0.2
Savings & loans	0.3
Semiconductors	0.2
Software	0.3
Telecommunications	1.8
Transportation	0.5
Water	1.1
Total corporate bonds	40.6%
Percentage of net assets
Mortgage-backed securities	0.0%†
Non-U.S. government agency obligations	0.1
U.S. treasury obligations	42.2
Exchange traded funds	6.6
Short-term investments	5.1
Investment of cash collateral from securities loaned	0.8
Total investments	95.4%
Other assets in excess of liabilities	4.6
Net assets	100.0%

†  Amount represents less than 0.05%

1  Figures represent the breakdown of direct investments of UBS Dynamic Alpha Fund. Figures would be different if a breakdown of the underlying investment companies and exchange traded funds was included.

2  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2019 (unaudited)

	Face amount[1]		Value
Corporate bonds: 40.6%
Australia: 1.5%
APT Pipelines Ltd. 4.200%, due 03/23/25[2]		15,000	$15,939
Aurizon Network Pty Ltd., MTN 4.000%, due 06/21/24[2]	AUD	30,000	22,349
Ausgrid Finance Pty Ltd., MTN 3.750%, due 10/30/24[2]	AUD	30,000	22,652
Commonwealth Bank of Australia, EMTN (fixed, converts to FRN on 10/03/24), 1.936%, due 10/03/29[2]	EUR	100,000	116,547
Mirvac Group Finance Ltd., EMTN 3.625%, due 03/18/27[2]		270,000	276,005
Origin Energy Finance Ltd. 5.450%, due 10/14/21[2]		45,000	47,315
Scentre Group Trust 1/Scentre Group Trust 2 2.375%, due 04/28/21[2]		45,000	45,069
Telstra Corp. Ltd. 4.800%, due 10/12/21[2]		25,000	26,179
Westpac Banking Corp. 2.800%, due 01/11/22		15,000	15,241
(fixed, converts to FRN on 09/21/27), 5.000%, due 09/21/27[3]		80,000	80,469
			667,765
Belgium: 0.8%
AG Insurance SA (fixed, converts to FRN on 06/30/27), 3.500%, due 06/30/47[2]	EUR	100,000	127,313
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 3.650%, due 02/01/26		35,000	37,283
Anheuser-Busch InBev Worldwide, Inc. 4.150%, due 01/23/25		25,000	27,199
4.750%, due 01/23/29		35,000	40,518
RESA SA 1.000%, due 07/22/26[2]	EUR	100,000	114,269
			346,582
Bermuda: 0.1%
XLIT Ltd. 5.250%, due 12/15/43		30,000	38,810
Canada: 0.7%
Bell Canada, Inc., MTN 4.750%, due 09/29/44	CAD	10,000	8,836
Canadian Natural Resources Ltd. 2.950%, due 01/15/23		35,000	35,705
3.850%, due 06/01/27[4]		35,000	37,298
Cenovus Energy, Inc. 4.250%, due 04/15/27		35,000	37,041
Royal Bank of Canada 1.650%, due 07/15/21	CAD	85,000	65,034
	Face amount[1]		Value
Corporate bonds—(Continued)
Canada—(Concluded)
Suncor Energy, Inc. 6.500%, due 06/15/38		45,000	$62,502
TELUS Corp. 3.750%, due 01/17/25	CAD	15,000	12,108
Toronto Dominion Bank/The 2.045%, due 03/08/21	CAD	60,000	46,203
			304,727
China: 0.1%
Nexen, Inc. 6.400%, due 05/15/37		35,000	48,092
Czech Republic: 0.3%
NET4GAS sro, EMTN 2.500%, due 07/28/21[2]	EUR	100,000	116,031
Denmark: 0.5%
Ap Moller Maersk A/S, EMTN 1.750%, due 03/16/26[2]	EUR	100,000	116,279
Danske Bank A/S, EMTN 1.375%, due 05/24/22[2]	EUR	100,000	115,018
			231,297
France: 3.4%
AXA SA, EMTN (fixed, converts to FRN on 05/28/29), 3.250%, due 05/28/49[2]	EUR	100,000	127,736
Banque Federative du Credit Mutuel SA, EMTN 3.000%, due 09/11/25[2]	EUR	100,000	126,246
BNP Paribas SA, EMTN 1.000%, due 04/17/24[2]	EUR	100,000	115,557
1.250%, due 03/19/25[2]	EUR	100,000	116,923
BPCE SA, EMTN 1.375%, due 03/23/26[2]	EUR	100,000	117,881
Credit Agricole SA, EMTN 1.375%, due 03/13/25[2]	EUR	100,000	117,782
Credit Logement SA 3 mo. Euribor + 1.150%, 0.755%, due 03/16/20[2,3,5]	EUR	100,000	91,073
Electricite de France SA (fixed, converts to FRN on 01/22/24), 5.625%, due 01/22/24[2,3]		100,000	106,000
SCOR SE (fixed, converts to FRN on 03/13/29), 5.250%, due 03/13/29[2,3]		200,000	200,627
TDF Infrastructure SAS 2.875%, due 10/19/22[2]	EUR	100,000	118,787
Terega SA 2.200%, due 08/05/25[2]	EUR	100,000	122,246
Unibail-Rodamco-Westfield SE (fixed, converts to FRN on 01/25/26), 2.875%, due 01/25/26[2,3]	EUR	100,000	118,856
			1,479,714

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2019 (unaudited)

	Face amount[1]		Value
Corporate bonds—(Continued)
Germany: 0.6%
Volkswagen International Finance N.V. 1.125%, due 10/02/23[2]	EUR	100,000	$114,977
Series NC6, (fixed, converts to FRN on 06/27/24), 3.375%, due 06/27/24[2,3]	EUR	100,000	119,708
Volkswagen Leasing GmbH, EMTN 1.625%, due 08/15/25[2]	EUR	40,000	46,851
			281,536
Guernsey: 0.3%
Globalworth Real Estate Investments Ltd., EMTN 3.000%, due 03/29/25[2]	EUR	100,000	120,399
Israel: 0.3%
Teva Pharmaceutical Finance IV BV 3.650%, due 11/10/21		20,000	19,694
Teva Pharmaceutical Finance Netherlands II BV 1.125%, due 10/15/24[2]	EUR	100,000	97,588
Teva Pharmaceutical Finance Netherlands III BV 2.800%, due 07/21/23		40,000	37,012
			154,294
Italy: 0.3%
Buzzi Unicem SpA 2.125%, due 04/28/23[2]	EUR	100,000	118,319
Japan: 0.1%
Mitsubishi UFJ Financial Group, Inc. 2.665%, due 07/25/22		25,000	25,370
Jersey: 0.6%
AA Bond Co. Ltd., EMTN 2.875%, due 01/31/22[2]	GBP	174,000	228,683
HSBC Bank Capital Funding Sterling 2 LP (fixed, converts to FRN on 04/07/20), 5.862%, due 04/07/20[3]	GBP	20,000	26,791
			255,474
Luxembourg: 0.5%
ADO Properties SA 1.500%, due 07/26/24[2]	EUR	100,000	110,783
Allergan Funding SCS 2.125%, due 06/01/29	EUR	100,000	123,690
			234,473
Mexico: 1.3%
Mexico City Airport Trust 5.500%, due 07/31/47[2]		200,000	206,688
Orbia Advance Corp. SAB de CV 5.500%, due 01/15/48[6]		200,000	204,500
Petroleos Mexicanos 5.500%, due 02/24/25[2]	EUR	20,000	25,666
Petroleos Mexicanos, EMTN 3.750%, due 02/21/24[2]	EUR	100,000	119,564
			556,418
	Face amount[1]		Value
Corporate bonds—(Continued)
Netherlands: 3.2%
Argentum Netherlands BV for Swiss Life AG (fixed, converts to FRN on 06/16/25), 4.375%, due 06/16/25[2,3]	EUR	100,000	$129,977
ATF Netherlands BV (fixed, converts to FRN on 01/20/23), 3.750%, due 01/20/23[2,3]	EUR	100,000	119,742
Cooperatieve Rabobank UA (fixed, converts to FRN on 06/29/20), 5.500%, due 06/29/20[2,3]	EUR	250,000	286,735
Iberdrola International BV, EMTN (fixed, converts to FRN on 03/26/24), 2.625%, due 03/26/24[2,3]	EUR	100,000	119,730
ING Groep N.V., EMTN 1.125%, due 02/14/25[2]	EUR	100,000	116,330
Mylan N.V. 3.125%, due 11/22/28[2]	EUR	180,000	229,079
Redexis Gas Finance BV, EMTN 1.875%, due 04/27/27[2]	EUR	100,000	115,325
Shell International Finance BV 4.375%, due 05/11/45		35,000	41,797
Volkswagen International Finance N.V. 4.125%, due 11/16/38[2]	EUR	100,000	144,403
Vonovia Finance BV (fixed, converts to FRN on 12/17/21), 4.000%, due 12/17/21[2,3]	EUR	100,000	120,014
			1,423,132
Poland: 0.3%
Tauron Polska Energia SA 2.375%, due 07/05/27[2]	EUR	100,000	117,119
Portugal: 0.3%
Galp Gas Natural Distribuicao SA, EMTN 1.375%, due 09/19/23[2]	EUR	100,000	116,103
Singapore: 0.4%
DBS Group Holdings Ltd., GMTN (fixed, converts to FRN on 09/07/21), 3.600%, due 09/07/21[2,3]		200,000	201,250
Spain: 1.5%
Banco Santander SA, EMTN 3.250%, due 04/04/26[2]	EUR	100,000	127,598
4.000%, due 01/19/23[2]	AUD	200,000	146,394
Canal de Isabel II Gestion SA, EMTN 1.680%, due 02/26/25[2]	EUR	100,000	118,197
Telefonica Emisiones SA 5.520%, due 03/01/49		200,000	250,167
			642,356
Switzerland: 0.2%
ABB Finance USA, Inc. 2.875%, due 05/08/22		40,000	40,830
Glencore Funding LLC 4.875%, due 03/12/29[6]		40,000	43,406
			84,236

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2019 (unaudited)

	Face amount[1]		Value
Corporate bonds—(Continued)
United Kingdom: 5.8%
Anglian Water Services Financing PLC, EMTN 4.500%, due 02/22/26[2]	GBP	100,000	$146,758
Barclays Bank PLC 9.500%, due 08/07/21[2]	GBP	40,000	59,464
Barclays PLC, EMTN (fixed, converts to FRN on 10/06/22), 2.375%, due 10/06/23[2]	GBP	100,000	134,810
(fixed, converts to FRN on 11/11/20), 2.625%, due 11/11/25[2]	EUR	100,000	114,196
BAT Capital Corp. 3.557%, due 08/15/27		35,000	35,693
BAT International Finance PLC, EMTN 0.875%, due 10/13/23[2]	EUR	100,000	114,229
BUPA Finance PLC (fixed, converts to FRN on 09/16/20), 6.125%, due 09/16/20[3]	GBP	20,000	27,287
Diageo Capital PLC 3.875%, due 04/29/43		25,000	27,536
HSBC Holdings PLC 5.100%, due 04/05/21		60,000	62,214
Lloyds Banking Group PLC, EMTN 2.250%, due 10/16/24[2]	GBP	100,000	136,271
M&G PLC, EMTN (fixed, converts to FRN on 07/20/35), 5.000%, due 07/20/55[2]	GBP	100,000	147,310
Nationwide Building Society, EMTN (fixed, converts to FRN on 07/25/24), 2.000%, due 07/25/29[2]	EUR	100,000	116,531
Phoenix Group Holdings PLC, EMTN 4.125%, due 07/20/22[2]	GBP	150,000	207,944
Prudential PLC 5.625%, due 10/20/51[2]	GBP	100,000	151,422
Reynolds American, Inc. 4.450%, due 06/12/25		25,000	26,896
5.700%, due 08/15/35		10,000	11,602
Royal Bank of Scotland Group PLC 6.100%, due 06/10/23		40,000	44,014
(fixed, converts to FRN on 06/25/23), 4.519%, due 06/25/24		200,000	212,332
SSE PLC (fixed, converts to FRN on 09/10/20), 3.875%, due 09/10/20[2,3]	GBP	100,000	133,453
Tesco Property Finance 4 PLC 5.801%, due 10/13/40[2]	GBP	136,445	236,461
Thames Water Utilities Finance PLC, EMTN 5.125%, due 09/28/37[2]	GBP	50,000	88,627
Virgin Money UK PLC, GMTN (fixed, converts to FRN on 04/24/25), 3.375%, due 04/24/26[2]	GBP	100,000	134,336
Vodafone Group PLC 4.375%, due 02/19/43		15,000	16,123
WPP Finance 2010 3.750%, due 09/19/24		25,000	26,360
	Face amount[1]		Value
Corporate bonds—(Continued)
United Kingdom—(Concluded)
Yorkshire Water Finance PLC, EMTN (fixed, converts to FRN on 03/22/23), 3.750%, due 03/22/46[2]	GBP	100,000	$137,705
			2,549,574
United States: 17.5%
Abbott Laboratories 4.900%, due 11/30/46		50,000	65,602
AbbVie, Inc. 4.250%, due 11/14/28[4]		35,000	38,663
4.400%, due 11/06/42		25,000	26,979
4.875%, due 11/14/48		35,000	40,080
Albemarle Corp. 5.450%, due 12/01/44		50,000	57,187
Allergan Funding SCS 3.450%, due 03/15/22		25,000	25,564
4.750%, due 03/15/45		15,000	16,291
Alphabet, Inc. 1.998%, due 08/15/26		60,000	59,636
Altria Group, Inc. 4.250%, due 08/09/42		80,000	79,837
4.400%, due 02/14/26		25,000	27,140
5.950%, due 02/14/49		35,000	42,317
Amazon.com, Inc. 2.800%, due 08/22/24		70,000	72,417
American Airlines Pass-Through Trust, Series 2014-1, Class B, 4.375%, due 10/01/22		50,191	51,639
American Express Co. 3.400%, due 02/27/23		110,000	114,150
Amgen, Inc. 4.400%, due 05/01/45		25,000	28,064
Apache Corp. 4.250%, due 01/15/44		60,000	55,196
Apple, Inc. 3.850%, due 08/04/46		50,000	56,427
AT&T, Inc. 3.000%, due 02/15/22		45,000	45,883
4.350%, due 03/01/29[4]		70,000	77,772
4.750%, due 05/15/46		70,000	78,991
5.550%, due 08/15/41		50,000	61,031
Baltimore Gas & Electric Co. 3.500%, due 08/15/46		35,000	35,541
Bank of America Corp. (fixed, converts to FRN on 12/20/22), 3.004%, due 12/20/23		90,000	92,169
Bank of America Corp., MTN 3.875%, due 08/01/25		210,000	225,509
Bristol-Myers Squibb Co. 3.875%, due 08/15/25[6]		70,000	75,671
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, due 01/15/24		70,000	72,495
Burlington Northern Santa Fe LLC 5.400%, due 06/01/41		25,000	32,262

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2019 (unaudited)

	Face amount[1]	Value
Corporate bonds—(Continued)
United States—(Continued)
CF Industries, Inc. 5.150%, due 03/15/34	30,000	$33,525
Charter Communications Operating LLC/Charter Communications Operating Capital 4.500%, due 02/01/24	50,000	53,770
5.375%, due 05/01/47	15,000	16,782
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP 3.300%, due 05/01/23[6]	120,000	123,511
Cigna Corp. 3.400%, due 09/17/21	25,000	25,585
4.375%, due 10/15/28	45,000	49,791
4.900%, due 12/15/48	25,000	29,770
Citigroup, Inc. 3.875%, due 10/25/23	130,000	138,049
4.600%, due 03/09/26	30,000	32,998
4.650%, due 07/23/48	70,000	87,276
Comcast Corp. 3.950%, due 10/15/25	45,000	49,076
4.150%, due 10/15/28	15,000	16,873
4.700%, due 10/15/48	15,000	18,463
4.750%, due 03/01/44[4]	15,000	18,222
4.950%, due 10/15/58	15,000	19,476
Conagra Brands, Inc. 3.800%, due 10/22/21	15,000	15,475
4.600%, due 11/01/25	25,000	27,592
5.400%, due 11/01/48	35,000	42,623
Consumers Energy Co. 3.250%, due 08/15/46	10,000	10,022
CVS Health Corp. 2.625%, due 08/15/24	45,000	45,347
3.350%, due 03/09/21	17,000	17,279
4.300%, due 03/25/28	35,000	38,193
5.050%, due 03/25/48[4]	35,000	41,352
5.125%, due 07/20/45	35,000	41,404
Dell International LLC/EMC Corp. 5.300%, due 10/01/29[4,6]	60,000	67,564
8.350%, due 07/15/46[6]	80,000	109,973
Diamondback Energy, Inc. 3.250%, due 12/01/26	50,000	50,553
Discovery Communications LLC 5.300%, due 05/15/49	45,000	53,186
Dominion Energy, Inc., Series D, 2.850%, due 08/15/26	25,000	25,237
Duke Energy Carolinas LLC 4.000%, due 09/30/42	35,000	38,956
Eaton Corp. 4.150%, due 11/02/42	30,000	33,475
Enable Midstream Partners LP 3.900%, due 05/15/24[7]	25,000	25,592
Energy Transfer Operating LP 4.500%, due 04/15/24	35,000	37,233
6.000%, due 06/15/48	45,000	52,364
6.050%, due 06/01/41	45,000	50,695
	Face amount[1]		Value
Corporate bonds—(Continued)
United States—(Continued)
EnLink Midstream Partners LP 4.400%, due 04/01/24		40,000	$38,804
Enterprise Products Operating LLC 4.850%, due 03/15/44		25,000	28,997
ERAC USA Finance LLC 5.625%, due 03/15/42[6]		35,000	44,304
Exelon Corp. 3.400%, due 04/15/26		15,000	15,658
FedEx Corp. 4.550%, due 04/01/46		15,000	15,385
Ford Motor Credit Co. LLC, EMTN 3.021%, due 03/06/24	EUR	100,000	118,570
Freeport-McMoRan, Inc. 3.875%, due 03/15/23		70,000	71,276
GE Capital International Funding Co. Unlimited Co. 4.418%, due 11/15/35		200,000	212,955
General Electric Co. 4.125%, due 10/09/42		3,000	3,082
General Electric Co., GMTN 3.150%, due 09/07/22		30,000	30,655
General Electric Co., MTN 4.375%, due 09/16/20		30,000	30,464
General Motors Financial Co., Inc. 4.350%, due 04/09/25		90,000	96,380
Gilead Sciences, Inc. 4.750%, due 03/01/46		25,000	29,976
4.800%, due 04/01/44		15,000	17,977
Goldman Sachs Group, Inc./The 5.150%, due 05/22/45		40,000	49,033
Goldman Sachs Group, Inc./The, EMTN 1.625%, due 07/27/26[2]	EUR	50,000	59,760
2.000%, due 07/27/23[2]	EUR	120,000	142,950
2.000%, due 11/01/28[2]	EUR	35,000	43,161
Hartford Financial Services Group, Inc./The 4.300%, due 04/15/43		35,000	38,748
4.400%, due 03/15/48		35,000	40,216
Healthpeak Properties, Inc. 3.875%, due 08/15/24		35,000	37,206
Home Depot, Inc./The 4.875%, due 02/15/44		30,000	38,071
Humana, Inc. 3.125%, due 08/15/29		50,000	50,932
Illinois Tool Works, Inc. 2.650%, due 11/15/26		45,000	46,164
JPMorgan Chase & Co. 3.200%, due 01/25/23		260,000	268,199
3.625%, due 12/01/27		60,000	63,323
(fixed, converts to FRN on 10/15/29), 2.739%, due 10/15/30		100,000	99,857
Kinder Morgan, Inc. 3.150%, due 01/15/23		35,000	35,824
5.625%, due 11/15/23[6]		35,000	38,709

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2019 (unaudited)

	Face amount[1]	Value
Corporate bonds—(Continued)
United States—(Continued)
Kraft Heinz Foods Co. 4.875%, due 02/15/25[6]	35,000	$35,961
5.000%, due 06/04/42	45,000	47,965
Kroger Co./The 3.700%, due 08/01/27	50,000	53,483
3.875%, due 10/15/46	15,000	14,651
4.650%, due 01/15/48	15,000	16,385
Liberty Mutual Group, Inc. 4.569%, due 02/01/29[6]	25,000	27,901
Lincoln National Corp. 3.800%, due 03/01/28	70,000	74,531
Lowe's Cos., Inc. 4.250%, due 09/15/44	40,000	43,019
Marathon Oil Corp. 3.850%, due 06/01/25	35,000	37,031
Merck & Co., Inc. 3.700%, due 02/10/45	15,000	16,544
Microsoft Corp. 2.400%, due 08/08/26	25,000	25,304
3.500%, due 11/15/42	20,000	21,640
3.700%, due 08/08/46	50,000	56,376
Monongahela Power Co. 5.400%, due 12/15/43[6]	25,000	32,257
Morgan Stanley 6.375%, due 07/24/42	15,000	22,057
Morgan Stanley, GMTN 2.500%, due 04/21/21	115,000	115,871
4.000%, due 07/23/25	85,000	91,908
4.350%, due 09/08/26	50,000	54,641
Motiva Enterprises LLC 6.850%, due 01/15/40[6]	30,000	36,200
MPLX LP 4.250%, due 12/01/27[6]	30,000	31,551
5.200%, due 03/01/47	35,000	37,739
National Rural Utilities Cooperative Finance Corp. 3.700%, due 03/15/29	15,000	16,390
NBCUniversal Media LLC 4.375%, due 04/01/21	60,000	61,870
Noble Energy, Inc. 3.850%, due 01/15/28	20,000	21,109
Oncor Electric Delivery Co. LLC 3.700%, due 11/15/28	35,000	38,263
PacifiCorp 6.000%, due 01/15/39	35,000	47,886
Philip Morris International, Inc. 4.250%, due 11/10/44	25,000	27,561
Phillips 66 4.650%, due 11/15/34	25,000	29,327
Phillips 66 Partners LP 4.680%, due 02/15/45	10,000	10,826
PPL Capital Funding, Inc. 4.700%, due 06/01/43	60,000	66,916
	Face amount[1]		Value
Corporate bonds—(Continued)
United States—(Continued)
QUALCOMM, Inc. 4.300%, due 05/20/47		30,000	$34,311
Sempra Energy 6.000%, due 10/15/39		35,000	45,302
Southern California Edison Co. 2.850%, due 08/01/29[4]		45,000	44,892
4.000%, due 04/01/47		45,000	47,230
Southern Co./The 3.250%, due 07/01/26		35,000	36,425
4.400%, due 07/01/46		15,000	16,586
Southwestern Electric Power Co. 6.200%, due 03/15/40		50,000	65,732
Swiss Re Treasury U.S. Corp. 4.250%, due 12/06/42[6]		30,000	34,568
Teachers Insurance & Annuity Association of America 4.900%, due 09/15/44[6]		30,000	36,791
Time Warner Cable LLC 4.500%, due 09/15/42		25,000	25,492
5.000%, due 02/01/20		45,000	45,084
Truist Financial Corp. 2.700%, due 01/27/22		45,000	45,601
TWDC Enterprises 18 Corp., MTN 1.850%, due 07/30/26		10,000	9,817
Union Pacific Corp. 4.050%, due 11/15/45		20,000	21,707
United Airlines Pass-Through Trust 3.650%, due 01/07/26		43,576	44,246
United Technologies Corp. 3.350%, due 08/16/21		30,000	30,712
3.950%, due 08/16/25		25,000	27,251
4.625%, due 11/16/48		15,000	18,737
Valero Energy Corp. 4.900%, due 03/15/45		50,000	57,575
Verizon Communications, Inc., 3.376%, due 02/15/25		25,000	26,455
3.875%, due 02/08/29		15,000	16,541
5.250%, due 03/16/37		15,000	18,796
Series 20Y, 2.875%, due 01/15/38	EUR	100,000	135,859
Virginia Electric & Power Co., Series C, 4.000%, due 11/15/46		25,000	27,505
VMware, Inc. 3.900%, due 08/21/27		40,000	41,825
Walt Disney Co./The 6.200%, due 12/15/34		100,000	140,162
Wells Fargo & Co. 2.100%, due 07/26/21		50,000	50,071
3.069%, due 01/24/23		60,000	61,232
Wells Fargo & Co., MTN 2.625%, due 07/22/22		70,000	71,011
Williams Cos., Inc./The 4.300%, due 03/04/24		35,000	37,325

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2019 (unaudited)

	Face amount[1]		Value
Corporate bonds—(Concluded)
United States—(Concluded)
4.550%, due 06/24/24		25,000	$26,970
4.900%, due 01/15/45		15,000	16,152
Xcel Energy, Inc. 4.800%, due 09/15/41		80,000	90,267
			7,659,824
Total corporate bonds (cost $16,999,081)			17,772,895
Mortgage-backed securities: 0.0%†
Cayman Islands: 0.0%†
LNR CDO IV Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43[6,8,9]		8,000,000	0
			0
United States: 0.0%†
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11, 4.286%, due 04/25/35[10]		42,639	544
			544
Total mortgage-backed securities (cost $8,099,973)			544
Non-U.S. government agency obligations: 0.1%
Italy: 0.1%
Italy Buoni Poliennali Del Tesoro 1.350%, due 04/15/22 (cost $67,240)	EUR	60,000	69,226
U.S. treasury obligations: 42.2%
United States: 42.2%
U.S. Treasury Bills 1.553%, due 06/18/20[11]		15,400,000	15,289,709
1.903%, due 03/12/20[11]		3,200,000	3,188,261
Total U.S. treasury obligations (cost $18,477,970)			18,477,970
	Number of shares	Value
Exchange traded funds: 6.6%
United States: 6.6%
iShares JP Morgan EM Local Currency Bond ETF	45,239	$1,985,540
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	26,800	911,468
Total exchange traded funds (cost $2,880,595)		2,897,008
Short-term investments: 5.1%
Investment companies: 5.1%
State Street Institutional U.S. Government Money Market Fund (cost $2,217,295)	2,217,295	2,217,295
Investment of cash collateral from securities loaned: 0.8%
Money market funds: 0.8%
State Street Navigator Securities Lending Government Money Market Portfolio (cost $336,925)	336,925	336,925
Total investments: 95.4% (cost $49,079,079)		41,771,863
Other assets in excess of liabilities: 4.6%		2,026,759
Net assets: 100.0%		$43,798,622

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 94.

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2019 (unaudited)

Futures contracts

Number of contracts		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
3	ASX SPI 200 Index Futures	March 2020	$357,948	$347,524	$(10,424)
2	S&P TSX 60 Index Futures	March 2020	312,359	311,856	(503)
1	DAX Index Futures	March 2020	376,024	371,465	(4,559)
37	EURO STOXX 50 Index Futures	March 2020	1,552,353	1,547,643	(4,710)
5	FTSE MIB Index Futures	March 2020	657,184	656,475	(709)
10	FTSE 100 Index Futures	March 2020	992,334	993,317	983
21	TOPIX Index Futures	March 2020	3,324,351	3,326,216	1,865
23	Mini MSCI Emerging Markets (EM) Index Futures	March 2020	1,263,869	1,288,230	24,361
21	S&P 500 E-Mini Index Futures	March 2020	3,341,854	3,392,655	50,801
Interest rate futures buy contracts:
3	Canada Government Bond 10 Year Futures	March 2020	$323,510	$317,616	$(5,894)
U.S. treasury futures buy contracts:
21	U.S. Treasury Note 2 Year Futures	March 2020	$4,528,319	$4,525,500	$(2,819)
22	U.S. Treasury Note 5 Year Futures	March 2020	2,618,204	2,609,406	(8,798)
Total			$19,648,309	$19,687,903	$39,594
Index futures sell contracts:
22	CAC 40 Index Futures	January 2020	$(1,478,026)	$(1,473,241)	$4,785
Interest rate futures sell contracts:
23	German Euro Bund Futures	March 2020	$(4,441,001)	$(4,398,488)	$42,513
9	United Kingdom Long Gilt Bond Futures	March 2020	(1,585,625)	(1,566,233)	19,392
U.S. treasury futures sell contracts:
4	U.S. Treasury Note 10 Year Futures	March 2020	$(518,271)	$(513,687)	$4,584
10	U.S. Ultra Long Treasury Bond Futures	March 2020	(1,877,056)	(1,816,563)	60,493
Total			$(9,899,979)	$(9,768,212)	$131,767
Net unrealized appreciation (depreciation)					$171,361

Centrally cleared credit default swap agreements on credit indices—buy protection13

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[12]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North American Investment Grade 33 Index	USD	9,850	12/20/24	Quarterly	1.000%	$182,506	$(258,717)	$(76,211)
iTraxx Europe Series 32 Index	EUR	4,800	12/20/24	Quarterly	1.000	118,363	(151,316)	(32,953)
Total						$300,869	$(410,033)	$(109,164)

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2019 (unaudited)

Centrally cleared credit default swap agreements on credit indices—sell protection14

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[12]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North American High Yield 33 Index	USD	1,148	12/20/24	Quarterly	5.000%	$(72,734)	$112,577	$39,843
iTraxx Europe Crossover Series 32 Index	EUR	400	12/20/24	Quarterly	5.000	(56,739)	61,872	5,133
Total						$(129,473)	$174,449	$44,976

OTC credit default swap agreements on corporate issues—sell protection14

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[12]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMCB	Teck Resources Ltd., bond, 3.150%, due 03/20/20	USD	90	03/20/20	Quarterly	1.000%	$315	$208	$523

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	NZD	1,052,615	USD	675,000	02/20/20	$(34,083)
CIBC	SEK	12,630,208	NOK	12,050,000	01/24/20	22,824
CITI	USD	1,360,921	BRL	5,650,000	01/24/20	42,721
GSI	MYR	979,000	USD	235,139	01/24/20	(4,034)
GSI	USD	1,340,000	CLP	1,067,385,040	02/20/20	80,276
GSI	USD	894,812	MYR	3,760,000	01/24/20	23,768
HSBC	HUF	412,650,000	USD	1,402,786	01/24/20	2,808
HSBC	THB	89,660,000	USD	2,964,016	01/24/20	(30,807)
JPMCB	USD	2,673,102	COP	9,309,477,000	01/24/20	156,705
MSCI	GBP	1,061,984	EUR	1,230,000	01/24/20	(26,064)
SSC	AUD	2,670,000	USD	1,837,852	01/24/20	(36,821)
SSC	CAD	5,920,000	USD	4,525,659	01/24/20	(33,813)
SSC	CHF	2,740,000	USD	2,794,539	01/24/20	(40,248)
SSC	EUR	4,570,000	USD	5,126,858	01/24/20	(5,999)
SSC	GBP	710,000	USD	922,593	01/24/20	(18,442)
SSC	HKD	4,315,000	USD	550,436	01/24/20	(3,180)
SSC	JPY	30,000,000	USD	277,325	01/24/20	959
SSC	NOK	2,440,000	USD	275,595	01/24/20	(2,359)
SSC	NZD	4,330,000	USD	2,788,762	01/24/20	(126,929)
SSC	USD	230,032	AUD	335,000	01/24/20	5,179
SSC	USD	236,814	CAD	315,000	01/24/20	5,793
SSC	USD	620,922	EUR	560,000	01/24/20	8,049
SSC	USD	310,657	HKD	2,435,000	01/24/20	1,754
SSC	USD	194,441	HKD	1,515,000	01/24/20	(66)
SSC	USD	3,458,884	JPY	373,400,000	01/24/20	(19,057)

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2019 (unaudited)

Forward foreign currency contracts—(Concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
SSC	USD	550,568	JPY	60,100,000	01/24/20	$3,084
SSC	USD	2,705,506	MXN	52,460,000	01/24/20	60,542
SSC	USD	2,844,991	NOK	25,940,000	01/24/20	109,981
SSC	USD	272,518	NZD	405,000	01/24/20	196
SSC	USD	2,763,240	SEK	26,480,000	01/24/20	66,824
SSC	USD	234,199	THB	7,060,000	01/24/20	1,619
Net unrealized appreciation (depreciation)						$211,180

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$17,772,895	$—	$17,772,895
Mortgage-backed securities	—	544	0	544
Non-U.S. government agency obligations	—	69,226	—	69,226
U.S. treasury obligations	—	18,477,970	—	18,477,970
Exchange traded funds	2,897,008	—	—	2,897,008
Short-term investments	—	2,217,295	—	2,217,295
Investment of cash collateral from securities loaned	—	336,925	—	336,925
Futures contracts	209,777	—	—	209,777
Swap agreements	—	174,657	—	174,657
Forward foreign currency contracts	—	593,082	—	593,082
Total	$3,106,785	$39,642,594	$0	$42,749,379
Liabilities
Futures contracts	$(38,416)	$—	$—	$(38,416)
Swap agreements	—	(410,033)	—	(410,033)
Forward foreign currency contracts	—	(381,902)	—	(381,902)
Total	$(38,416)	$(791,935)	$—	$(830,351)

At December 31, 2019, there were no transfers in or out of Level 3.

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2019 (unaudited)

Portfolio footnotes

†  Amount represents less than 0.05%.

1  In U.S. dollars unless otherwise indicated.

2  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

3  Perpetual investment. Date shown reflects the next call date.

4  Security, or portion thereof, was on loan at the period end.

5  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

6  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $942,867, represented 2.2% of the Fund's net assets at period end.

7  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

8  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

9  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

10  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

11  Rate shown is the discount rate at the date of purchase unless otherwise noted.

12  Payments made or received are based on the notional amount.

13  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

14  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

UBS Global Allocation Fund

Portfolio performance

For the six months ended December 31, 2019, Class A shares of UBS Global Allocation Fund (the "Fund") returned 6.16% (Class A shares returned 0.33% after the deduction of the maximum sales charge), while Class P shares returned 6.27%. In contrast, the Fund's benchmark, the 60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (Hedged in USD), returned 6.02% during the same time period. For comparison purposes, the MSCI All Country World Index (net) returned 8.92% and the FTSE World Government Bond Index (Hedged in USD) returned 1.59%. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 22; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive absolute return during the reporting period. Market allocation and security selection were both modestly additive for results, whereas the Fund's currency strategy had a neutral impact on relative performance.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a neutral impact on performance. We used a variety of equity and fixed income options, futures and swaps to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. These derivatives, in aggregate, were additive to performance during the reporting period.

Portfolio performance summary

What worked:

•  Bottom-up security selection contributed to performance overall.

  – Both developed market ex-US and emerging market equities were areas of strong security selection which was additive for performance.

•  Overall, market allocations were positive for returns.

  – An overall underweight to fixed income contributed to relative performance, as fixed income lagged equities over the reporting period despite rates falling throughout markets. Underweights to nominal government bonds (especially US government bonds) were particularly additive relative to the benchmark. Outside of the US, the Fund's short German bund positioning also helped performance.

  – The Fund's overweight to equities outside of the US (both developed and emerging) bolstered performance as they outperformed global bonds. The relative value trade for Japanese equities over French equities within the ex-US equity exposure was also helpful.

•  Certain active currency positions were positive for portfolio results.

  – A long Mexican peso versus US dollar position was additive as the currency provided a strong return from carry and the peso's valuation was attractive as well.

UBS Global Allocation Fund

What didn't work:

•  Bottom-up security selection within US equities detracted.

  – Security selection within the US large-cap core and US large-cap growth active strategies was weak and, therefore, was a drag on performance.

•  Certain market allocations detracted from results.

  – The Fund's underweight to US equities, and resulting preference for non-US equities, detracted over the reporting period. The US economy remained resilient and US equities continued to outperform other developed and emerging market equities. This preference was expressed in broad Fund allocations in addition to a relative value trade which favored Europe, Australia and Far East (EAFE) over US equities.

  – One other relative value trade which hurt performance was a preference for Canadian bonds over US bonds While both countries saw rates fall, US bonds appreciated quickly amid three Federal Reserve Board rate cuts in the second half of 2019.

•  Certain active currency positions hurt performance over this reporting period.

  – One relative value trade which favored the euro over the Swiss franc was a detractor as Brexit uncertainty loomed throughout the reporting period, while the franc maintained its strength as a safe haven currency.

  – A preference for Japanese yen over the US dollar detracted as well. The US dollar maintained relative strength amid lacking clarity on global trade disputes.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2019. The views and opinions in the letter were current as of February 14, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Global Allocation Fund

Average annual total returns for periods ended 12/31/19 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	6.16%	18.73%	4.91%	5.61%
Class P2	6.27	19.03	5.16	5.89
After deducting maximum sales charge
Class A1	0.33%	12.24%	3.72%	5.02%
MSCI All Country World Index (net)[3]	8.92	26.60	8.41	8.79
FTSE World Government Bond Index (Hedged in USD)[4]	1.59	7.59	3.45	3.90
60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD)[5]	6.02	18.94	6.61	7.07

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2019 prospectuses were as follows: Class A—1.47% and 1.27%; Class P—1.20% and 1.02%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses), through the period ending October 28, 2020, do not exceed 1.20% for Class A shares and 0.95% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The FTSE World Government Bond Index (Hedged in USD) is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity and is hedged back to the US dollar. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD) is a unmanaged blended benchmark compiled by the Advisor. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Fund made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Global Allocation Fund

Portfolio statistics—December 31, 2019 (unaudited)1

Top ten equity holdings

Percentage of net assets
Microsoft Corp.	2.0%
Amazon.com, Inc.	1.5
Visa, Inc., Class A	1.3
UnitedHealth Group, Inc.	1.1
Johnson & Johnson	1.1
Mondelez International, Inc., Class A	1.0
Facebook, Inc., Class A	0.9
salesforce.com, Inc.	0.8
Simon Property Group, Inc.	0.8
Progressive Corp./The	0.7
Total	11.2%

Top ten fixed income holdings

Percentage of net assets
U.S. Treasury Bills, 1.320% due 06/18/20	6.0%
U.S. Treasury Bills, 1.193% due 06/18/20	3.0
New Zealand Government Inflation Linked Bond, 2.000% due 09/20/25	1.2
U.S. Treasury Notes, 1.500% due 08/15/20	0.9
U.S. Treasury Notes, 1.875% due 07/31/22	0.7
Canadian Government Bond, 1.500% due 09/01/24	0.6
U.S. Treasury Notes, 2.500% due 05/15/24	0.6
U.S. Treasury Notes, 1.375% due 09/30/23	0.6
Japan Government Twenty Year Bond, 0.400% due 03/20/36	0.5
U.S. Treasury Notes, 2.000% due 11/30/22	0.5
Total	14.6%

Top five issuer breakdown by country or territory of origin2

Percentage of net assets
United States	60.7%
Japan	6.5
United Kingdom	4.2
Canada	1.7
Germany	1.7
Total	74.8%

1  The Portfolio is actively managed and its composition will vary over time.

2  Figures represent the direct investments of UBS Global Allocation Fund. If a breakdown of the underlying investment companies and exchange traded funds was included, the country or territory of origin breakdown would be as follows: United States: 64.8%, Japan: 6.6%, United Kingdom: 4.4%, Canada: 1.8% and Germany 1.7%.

UBS Global Allocation Fund

Industry diversification—December 31, 2019 (unaudited)1,2

Common stocks	Percentage of net assets
Aerospace & defense	0.2%
Airlines	0.8
Auto components	0.4
Automobiles	0.3
Banks	2.4
Beverages	0.1
Biotechnology	0.9
Capital markets	0.7
Chemicals	1.3
Commercial services & supplies	0.7
Communications equipment	0.2
Consumer finance	0.6
Diversified financial services	0.9
Diversified telecommunication services	0.8
Electronic equipment, instruments & components	0.5
Energy equipment & services	0.2
Entertainment	1.4
Equity real estate investment trusts	1.5
Food & staples retailing	0.4
Food products	1.6
Health care equipment & supplies	1.2
Health care providers & services	1.6
Hotels, restaurants & leisure	0.6
Household durables	0.7
Insurance	3.2
Interactive media & services	1.8
Internet & direct marketing retail	1.6
IT services	1.6
Life sciences tools & services	0.1
Machinery	1.3
Metals & mining	0.4
Multiline retail	1.1
Oil, gas & consumable fuels	1.5
Paper & forest products	0.3
Personal products	0.6
Pharmaceuticals	3.2
Professional services	0.3
Road & rail	0.5
Semiconductors & semiconductor equipment	2.3
Software	4.2
Specialty retail	0.6
Technology hardware, storage & peripherals	1.0
Textiles, apparel & luxury goods	0.7
Common stocks—(Concluded)	Percentage of net assets
Tobacco	0.7%
Trading companies & distributors	0.9
Wireless telecommunication services	0.2
Total common stocks	48.1%
Preferred stocks	0.3
Exchange traded funds	9.4
Investment companies	8.7
Non-U.S. government obligations	5.4
U.S. treasury obligations	15.8
Short-term investments	8.5
Investment of cash collateral from securities loaned	6.4
Total investments	102.6%
Liabilities in excess of other assets	(2.6)
Net assets	100.0%

1  Figures represent the breakdown of direct investments of UBS Global Allocation Fund. Figures would be different if a breakdown of the underlying investment companies and exchange traded funds was included.

2  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Global Allocation Fund

Portfolio of investments

December 31, 2019 (unaudited)

	Number of shares	Value
Common stocks: 48.1%
Austria: 0.4%
Erste Group Bank AG*	28,285	$1,064,768
Belgium: 0.9%
Euronav N.V.	27,217	335,212
Galapagos N.V.*	2,745	574,246
KBC Group N.V.	18,483	1,390,313
		2,299,771
Canada: 1.0%
Canadian Natural Resources Ltd.[1]	19,661	635,911
Dollarama, Inc.	15,820	543,719
Husky Energy, Inc.	65,428	525,016
Nutrien Ltd.[1]	5,188	248,557
Toronto-Dominion Bank/The	11,575	649,191
		2,602,394
China: 0.1%
Alibaba Group Holding Ltd., ADR*	1,048	222,281
Denmark: 0.6%
Genmab A/S*	3,623	805,703
H Lundbeck A/S	17,746	677,677
		1,483,380
Finland: 0.4%
Sampo Oyj, Class A	25,742	1,123,518
France: 0.5%
Thales SA	5,985	621,121
Ubisoft Entertainment SA*	11,073	764,860
		1,385,981
Germany: 1.4%
Continental AG	4,277	552,961
Daimler AG (Registered)	12,675	701,920
Infineon Technologies AG	25,842	588,726
LANXESS AG	10,280	689,789
SAP SE	8,311	1,121,677
		3,655,073
Ghana: 0.2%
Kosmos Energy Ltd.	114,161	650,718
Hong Kong: 0.9%
AIA Group Ltd.	173,517	1,821,502
WH Group Ltd.[2]	542,500	560,441
		2,381,943
Ireland: 0.2%
Ryanair Holdings PLC, ADR*	6,592	577,525
Italy: 0.9%
Banca Mediolanum SpA	107,813	1,070,869
Infrastrutture Wireless Italiane SpA[2]	91,778	898,731
Prada SpA	75,700	312,814
		2,282,414
	Number of shares	Value
Common stocks—(Continued)
Japan: 5.8%
Inpex Corp.	56,600	$592,020
ITOCHU Corp.	45,600	1,063,671
Kao Corp.	8,500	706,019
Keyence Corp.	1,200	425,089
Kissei Pharmaceutical Co. Ltd.[1]	15,700	450,821
MINEBEA MITSUMI, Inc.[1]	44,300	928,361
Nabtesco Corp.	24,200	727,192
Nintendo Co. Ltd.	2,600	1,052,156
Nippon Telegraph & Telephone Corp.	47,200	1,197,648
ORIX Corp.	74,600	1,243,391
Shin-Etsu Chemical Co. Ltd.	10,700	1,187,631
SoftBank Group Corp.	13,700	599,670
Sony Corp.[1]	25,800	1,757,359
Sumitomo Electric Industries Ltd.	37,500	570,153
Takeda Pharmaceutical Co. Ltd.	26,800	1,068,497
TechnoPro Holdings, Inc.	6,700	471,722
Tokyo Electron Ltd.	2,600	572,500
West Japan Railway Co.	8,200	712,495
		15,326,395
Luxembourg: 0.2%
Tenaris SA	44,666	503,524
Netherlands: 1.2%
ASR Nederland N.V.	22,645	847,374
Koninklijke Ahold Delhaize N.V.	43,677	1,092,287
NXP Semiconductors N.V.	9,633	1,225,896
		3,165,557
Norway: 0.4%
Equinor ASA	42,654	852,662
Mowi ASA	11,263	292,759
		1,145,421
South Africa: 0.4%
Anglo American PLC	33,320	959,068
Spain: 0.7%
Banco Bilbao Vizcaya Argentaria SA	206,861	1,156,235
Grifols SA, ADR	27,000	628,830
		1,785,065
Sweden: 0.2%
Swedish Match AB	7,934	408,968
Switzerland: 1.4%
Alcon, Inc.*	14,498	820,924
Cie Financiere Richemont SA (Registered)	11,351	892,082
Nestle SA (Registered)	7,875	852,596
Zurich Insurance Group AG	2,789	1,144,361
		3,709,963
United Kingdom: 3.6%
Ashtead Group PLC	31,720	1,014,274
Babcock International Group PLC	86,724	723,021
Barclays PLC	218,217	519,250

UBS Global Allocation Fund

Portfolio of investments

December 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—(Continued)
United Kingdom—(Concluded)
British American Tobacco PLC	32,342	$1,384,381
GlaxoSmithKline PLC	64,050	1,509,314
GlaxoSmithKline PLC, ADR	9,000	422,910
Mondi PLC	32,938	773,336
Sage Group PLC/The	129,612	1,285,913
Spectris PLC	22,582	869,246
Unilever N.V.	14,525	834,675
		9,336,320
United States: 26.7%
10X Genomics, Inc., Class A*,1	2,236	170,495
Abbott Laboratories	4,621	401,380
AGCO Corp.	19,319	1,492,393
Alexion Pharmaceuticals, Inc.*	4,049	437,899
Align Technology, Inc.*	1,463	408,236
Alphabet, Inc., Class A*	1,273	1,705,043
Amazon.com, Inc.*	2,170	4,009,813
American Express Co.	2,336	290,809
Ameriprise Financial, Inc.	10,458	1,742,094
Analog Devices, Inc.	2,165	257,289
Apache Corp.	18,721	479,070
Apple, Inc.	5,528	1,623,297
Arista Networks, Inc.*	2,632	535,349
Autodesk, Inc.*	3,114	571,294
Burlington Stores, Inc.*	1,801	410,682
Carnival Corp.	20,005	1,016,854
Carvana Co.*,1	1,418	130,527
Caterpillar, Inc.	1,702	251,351
Cooper Cos., Inc./The	1,362	437,597
Cree, Inc.*	14,415	665,252
Crown Castle International Corp.	2,100	298,515
Delta Air Lines, Inc.	24,397	1,426,737
Digital Realty Trust, Inc.[1]	12,943	1,549,795
Dollar General Corp.	3,664	571,511
Dollar Tree, Inc.*	18,543	1,743,969
Domino's Pizza, Inc.	1,163	341,666
Elanco Animal Health, Inc.*	53,068	1,562,853
Facebook, Inc., Class A*	11,998	2,462,589
Fidelity National Information Services, Inc.	3,661	509,208
FMC Corp.	3,545	353,862
GoDaddy, Inc., Class A*	6,640	450,989
HubSpot, Inc.*	1,728	273,888
IAC/InterActiveCorp*	1,836	457,366
Johnson & Johnson	19,397	2,829,440
Laboratory Corp. of America Holdings*	7,248	1,226,144
Lam Research Corp.	935	273,394
LivaNova PLC*	7,700	580,811
Lowe's Cos., Inc.	4,631	554,609
Marvell Technology Group Ltd.[1]	13,161	349,556
MetLife, Inc.	31,335	1,597,145
Micron Technology, Inc.*	21,525	1,157,614
	Number of shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Microsoft Corp.	33,275	$5,247,467
Mondelez International, Inc., Class A	46,558	2,564,415
Netflix, Inc.*	656	212,262
NIKE, Inc., Class B	6,775	686,375
ON Semiconductor Corp.*	30,033	732,205
PepsiCo, Inc.	2,485	339,625
Progressive Corp./The	25,628	1,855,211
salesforce.com, Inc.*	13,553	2,204,260
ServiceNow, Inc.*	1,584	447,195
Simon Property Group, Inc.	14,015	2,087,674
SmileDirectClub, Inc.*	9,871	86,273
Starbucks Corp.	1,975	173,642
Stericycle, Inc.*,1	14,940	953,321
Synchrony Financial	33,184	1,194,956
Take-Two Interactive Software, Inc.*	9,883	1,209,976
TransUnion	3,103	265,648
Ulta Salon, Cosmetics & Fragrance, Inc.*	1,724	436,413
Union Pacific Corp.	3,243	586,302
United Rentals, Inc.*	1,282	213,799
UnitedHealth Group, Inc.	10,047	2,953,617
Universal Display Corp.	1,583	326,209
Visa, Inc., Class A	17,568	3,301,027
Walt Disney Co./The	3,214	464,841
Waste Connections, Inc.	2,516	228,428
Wells Fargo & Co.	27,699	1,490,206
Western Digital Corp.	14,329	909,462
Westlake Chemical Corp.	13,795	967,719
Zimmer Biomet Holdings, Inc.	3,136	469,396
		70,216,309
Total common stocks (cost $107,720,281)		126,286,356
Preferred stocks: 0.3%
Germany: 0.3%
Henkel AG & Co. KGaA (cost $717,961)	7,001	724,048
Exchange traded funds: 9.4%
United States: 9.4%
iShares JPMorgan USD Emerging Markets Bond ETF[1]	106,396	12,188,726
iShares iBoxx $ Investment Grade Corporate Bond ETF[1]	98,054	12,546,990
Total exchange traded funds (cost $24,136,551)		24,735,716
Investment companies: 8.7%
UBS Emerging Markets Equity Opportunity Fund[3] (cost $22,973,089)	2,297,929	22,933,334

UBS Global Allocation Fund

Portfolio of investments

December 31, 2019 (unaudited)

	Face amount		Value
Non-U.S. government agency obligations: 5.4%
Australia: 0.2%
Australia Government Bond, Series 126, 4.500%, due 04/15/20[4]	AUD	486,000	$344,491
Series 138, 3.250%, due 04/21/29[4]	AUD	380,000	310,343
			654,834
Austria: 0.1%
Republic of Austria Government Bond 1.200%, due 10/20/25[2,4]	EUR	37,000	45,037
3.150%, due 06/20/44[2,4]	EUR	67,000	120,188
			165,225
Belgium: 0.1%
Kingdom of Belgium Government Bond, Series 71, 3.750%, due 06/22/45[4]	EUR	125,000	236,034
Canada: 0.7%
Canadian Government Bond 1.500%, due 09/01/24	CAD	2,000,000	1,527,088
2.250%, due 06/01/25	CAD	221,000	175,093
2.750%, due 12/01/64	CAD	82,000	82,821
			1,785,002
France: 0.7%
French Republic Government Bond OAT, Series OATE, 1.800%, due 07/25/40[2,4]	EUR	210,348	364,515
French Republic Government Bond OAT 0.500%, due 05/25/26[4]	EUR	741,000	868,508
2.500%, due 05/25/30[4]	EUR	262,000	365,595
3.250%, due 05/25/45[4]	EUR	172,000	302,381
			1,900,999
Ireland: 0.1%
Ireland Government Bond 1.500%, due 05/15/50[4]	EUR	200,000	256,211
2.000%, due 02/18/45[4]	EUR	48,000	68,727
			324,938
Italy: 0.5%
Italy Buoni Poliennali Del Tesoro 1.650%, due 03/01/32[2,4]	EUR	60,000	68,008
3.000%, due 08/01/29[4]	EUR	300,000	387,559
3.250%, due 09/01/46[2,4]	EUR	45,000	59,594
4.000%, due 02/01/37[2,4]	EUR	129,000	186,011
4.750%, due 09/01/44[2,4]	EUR	25,000	40,569
Series CPI, 2.550%, due 09/15/41[2,4]	EUR	376,299	538,187
			1,279,928
	Face amount		Value
Non-U.S. government agency obligations—(Concluded)
Japan: 0.7%
Japan Government Forty Year Bond, Series 12, 0.500%, due 03/20/59	JPY	20,000,000	$187,850
Japan Government Thirty Year Bond, Series 51, 0.300%, due 06/20/46	JPY	32,000,000	288,944
Japan Government Twenty Year Bond, Series 156, 0.400%, due 03/20/36	JPY	137,350,000	1,307,160
			1,783,954
New Zealand: 1.2%
New Zealand Government Inflation Linked Bond, Series 0925, 2.000%, due 09/20/25[4,5]	NZD	4,073,611	3,272,588
Spain: 0.5%
Spain Government Bond 1.450%, due 10/31/27[2,4]	EUR	250,000	305,910
3.450%, due 07/30/66[2,4]	EUR	10,000	17,794
4.200%, due 01/31/37[2,4]	EUR	44,000	75,251
4.800%, due 01/31/24[2,4]	EUR	451,000	607,691
5.150%, due 10/31/44[2,4]	EUR	110,000	228,057
			1,234,703
United Kingdom: 0.6%
United Kingdom Gilt 1.000%, due 04/22/24[4]	GBP	140,000	188,539
1.500%, due 07/22/47[4]	GBP	263,000	361,117
1.625%, due 10/22/28[4]	GBP	580,000	825,858
3.500%, due 01/22/45[4]	GBP	120,000	231,777
			1,607,291
Total non-U.S. government agency obligations (cost $13,175,060)			14,245,496
U.S. treasury obligations: 15.8%
United States: 15.8%
U.S. Treasury Bills 1.193%, due 06/18/20[6]		8,000,000	7,943,667
1.320%, due 06/18/20[6]		16,000,000	15,883,953
U.S. Treasury Bonds 2.250%, due 08/15/46		490,000	475,590
2.500%, due 02/15/46		461,000	470,083
2.750%, due 11/15/42		423,000	450,873
2.750%, due 08/15/47		333,000	356,678
2.875%, due 05/15/43		817,000	888,979
2.875%, due 08/15/45		37,000	40,397
3.000%, due 11/15/45		97,000	108,384
U.S. Treasury Inflation Index Notes (TIPS) 0.125%, due 01/15/23		189,521	189,494
U.S. Treasury Inflation Indexed Bonds (TIPS) 0.750%, due 02/15/45		688,445	713,749
U.S. Treasury Notes 1.250%, due 03/31/21		497,000	494,663

UBS Global Allocation Fund

Portfolio of investments

December 31, 2019 (unaudited)

	Face amount	Value
U.S. treasury obligations—(Concluded)
United States—(Concluded)
1.375%, due 09/30/23	1,483,000	$1,467,076
1.500%, due 08/15/20	2,339,000	2,337,140
1.500%, due 02/28/23	346,000	344,578
1.625%, due 08/15/22	1,160,000	1,160,528
1.625%, due 11/30/26	1,150,000	1,134,063
1.625%, due 08/15/29	300,000	292,026
1.750%, due 05/15/23	530,000	531,689
1.875%, due 07/31/22	1,794,000	1,805,848
1.875%, due 10/31/22	1,037,000	1,044,179
2.000%, due 11/30/22	1,228,000	1,241,174
2.500%, due 05/15/24	1,437,000	1,485,616
2.750%, due 07/31/23	702,000	728,477
Total U.S. treasury obligations (cost $41,057,431)		41,588,904
	Number of shares	Value
Short-term investments: 8.5%
Investment companies: 8.5%
State Street Institutional U.S. Government Money Market Fund (cost $22,243,400)	22,243,400	$22,243,400
Investment of cash collateral from securities loaned: 6.4%
Money market funds: 6.4%
State Street Navigator Securities Lending Government Money Market Portfolio (cost $16,658,350)	16,658,350	16,658,350
Total investments: 102.6% (cost $248,682,123)		269,415,604
Liabilities in excess of other assets: (2.6)%		(6,813,579)
Net assets: 100.0%		$262,602,025

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 94.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
316	EUR	EURO STOXX 50 Index Futures	March 2020	$13,318,439	$13,217,709	$(100,730)
77	JPY	TOPIX Index Futures	March 2020	12,189,286	12,196,125	6,839
221	USD	E-Mini Russell 1000 Value Index Futures	March 2020	14,658,798	14,881,035	222,237
50	USD	Mini MSCI Emerging Markets (EM) Index Futures	March 2020	2,742,845	2,800,500	57,655
Interest rate futures buy contracts:
84	AUD	Australian Bond 10 Year Futures	March 2020	8,570,753	8,426,953	(143,800)
252	CAD	Canada Government Bond 10 Year Futures	March 2020	27,165,078	26,679,727	(485,351)
33	GBP	United Kingdom Long Gilt Bond Futures	March 2020	5,806,238	5,742,856	(63,382)
U.S. treasury futures buy contracts:
60	USD	U.S. Ultra Bond Futures	March 2020	11,274,806	10,899,375	(375,431)
Total				$95,726,243	$94,844,280	$(881,963)
Index futures sell contracts:
36	CAD	S&P TSX 60 Index Futures	March 2020	$(5,611,339)	$(5,613,400)	$(2,061)
93	EUR	CAC 40 Index Futures	January 2020	(6,248,018)	(6,227,790)	20,228
526	SEK	OMX 30 Index Futures	January 2020	(10,037,150)	(9,930,224)	106,926
69	USD	MSCI Taiwan Index Futures	January 2020	(3,182,851)	(3,171,240)	11,611
72	USD	S&P 500 E-Mini Index Futures	March 2020	(11,433,814)	(11,631,960)	(198,146)
Interest rate futures sell contracts:
90	EUR	German Euro Bund Futures	March 2020	(17,350,791)	(17,211,476)	139,315
21	JPY	JGB MINI 10 Year Futures	March 2020	(2,942,381)	(2,936,386)	5,995

UBS Global Allocation Fund

Portfolio of investments

December 31, 2019 (unaudited)

Futures contracts—(Concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. treasury futures sell contracts:
101	USD	U.S. Treasury Note 10 Year Futures	March 2020	$(12,973,621)	$(12,970,609)	$3,012
170	USD	U.S. Treasury Note 2 Year Futures	March 2020	(36,657,794)	(36,635,000)	22,794
Total				$(106,437,759)	$(106,328,085)	$109,674
Net unrealized appreciation (depreciation)						$(772,289)

Centrally cleared credit default swap agreements on credit indices—sell protection8

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[7]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX Emerging Markets Series 32 Index	USD	8,200	12/20/24	Quarterly	1.000%	$395,427	$(272,850)	$122,577
CDX North America High Yield Series 33 Index	USD	17,919	12/20/24	Quarterly	5.000	(1,294,140)	1,756,582	462,442
CDX North America Investment Grade 33 Index	USD	10,100	12/20/24	Quarterly	1.000	(192,550)	265,283	72,733
iTraxx Europe Series 32 Index	EUR	15,900	12/20/24	Quarterly	1.000	(389,360)	501,233	111,873
Total						$(1,480,623)	$2,250,248	$769,625

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	JPY	156,300,000	USD	1,442,519	01/24/20	$2,656
CIBC	SEK	37,377,029	NOK	35,660,000	01/24/20	67,543
GSI	CNY	8,400,000	USD	1,185,520	01/23/20	(19,529)
HSBC	GBP	1,170,000	USD	1,528,781	01/24/20	(21,938)
HSBC	CHF	7,675,000	USD	7,830,929	01/24/20	(109,578)
HSBC	EUR	6,840,000	USD	7,673,924	01/24/20	(8,514)
HSBC	NZD	12,305,000	USD	7,925,374	01/24/20	(360,442)
HSBC	CAD	15,140,000	USD	11,578,691	01/24/20	(81,850)
JPMCB	USD	5,097,037	COP	17,751,195,000	01/24/20	298,802
SSC	USD	1,697,732	SGD	2,310,000	01/24/20	20,059
SSC	USD	5,810,316	SEK	55,680,000	01/24/20	140,512
SSC	USD	5,309,406	NOK	48,410,000	01/24/20	205,250
SSC	USD	9,953,302	MXN	192,680,000	01/24/20	206,098
SSC	EUR	665,000	USD	741,497	01/24/20	(5,407)
SSC	CAD	2,870,000	USD	2,195,225	01/24/20	(15,195)
SSC	AUD	7,550,000	USD	5,196,923	01/24/20	(104,120)
SSC	GBP	2,095,000	USD	2,722,298	01/24/20	(54,416)
Net unrealized appreciation (depreciation)						$159,931

UBS Global Allocation Fund

Portfolio of investments

December 31, 2019 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$125,712,110	$574,246	$—	$126,286,356
Preferred stocks	724,048	—	—	724,048
Exchange traded funds	24,735,716	—	—	24,735,716
Investment companies	22,933,334	—	—	22,933,334
Non-U.S. government agency obligations	—	14,245,496	—	14,245,496
U.S. treasury obligations	—	41,588,904	—	41,588,904
Short-term investments	—	22,243,400	—	22,243,400
Investment of cash collateral from securities loaned	—	16,658,350	—	16,658,350
Futures contracts	596,612	—	—	596,612
Swap agreements	—	2,523,098	—	2,523,098
Forward foreign currency contracts	—	940,920	—	940,920
Total	$174,701,820	$98,774,414	$—	$273,476,234
Liabilities
Futures contracts	$(1,368,901)	$—	$—	$(1,368,901)
Swap agreements	—	(272,850)	—	(272,850)
Forward foreign currency contracts	—	(780,989)	—	(780,989)
Total	$(1,368,901)	$(1,053,839)	$—	$(2,422,740)

At December 31, 2019, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $4,115,984, represented 1.6% of the Fund's net assets at period end.

3  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee on the assets invested into the affiliated UBS Relationship Funds.

UBS Global Allocation Fund

Portfolio of investments

December 31, 2019 (unaudited)

Security description	Value 6/30/2019	Purchases during the period ended 12/31/2019	Sales during the period ended 12/31/2019	Net realized loss during the period ended 12/31/2019	Change in net unrealized appreciation (depreciation) during the period ended 12/31/2019	Value 12/31/2019	Net income earned from affiliate for the period ended 12/31/2019	Shares 12/31/2019
UBS Emerging Markets Equity Opportunity Fund	$20,816,127	$614,199	$—	$—	$1,503,008	$22,933,334	$614,199	2,297,929

4  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

5  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

6  Rate shown is the discount rate at the date of purchase unless otherwise noted.

7  Payments made or received are based on the notional amount.

8  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

UBS Emerging Markets Equity Opportunity Fund

Portfolio performance

For the six months ended December 31, 2019, Class P2 shares of UBS Emerging Markets Equity Opportunity Fund (the "Fund") returned 10.17%, while Class P shares returned 9.68%. The Fund's benchmark, the MSCI Emerging Markets Index (net) (the "Index"), returned 7.09%. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.

The Fund posted a positive return and outperformed its benchmark during the reporting period.

Portfolio performance summary1

What worked:

• The Fund's holding in Taiwan Semiconductor Manufacturing Company (Taiwan, information technology) was the top contributor to results over the reporting period. The company posted better than expected results on the back of the continued recovery in its mobile and high-performing computing businesses. Taiwan Semiconductor Manufacturing Company is also seen as a big beneficiary of trends such as 5G and high performance computing (artificial intelligent, internet of things, edge computing, etc.).

• The Fund's position in SK Hynix (South Korea, information technology) was also additive for returns. The market may be turning more positive on the memory market. NAND prices bottomed out, while near term movement of DRAM, despite being still on a downtrend, would suggest a trough in the coming months.

What didn't work:

• The Fund's position in Bangkok Bank (Thailand, financials) was a headwind for returns. Bangkok Bank underperformed as it announced in December 2019 that it would buy an 89% stake in Bank Permata in Indonesia. Investors perceived this negatively in terms of the price paid and potential value add to Bangkok Bank's business. We are reconsidering our thesis on the company and continue to hold the stock.

• The Fund's position in Banco Bradesco (Brazil, financials) was a headwind for results, alongside broader weakness in the Brazilian market in August 2019, amid weakening sentiment over slower economic growth. The stock rallied in the fourth quarter, but it did not offset the losses from the prior quarter. We continue to hold the stock.

• The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the period from the six months ended December 31, 2019. The views and opinions in the letter were current as of February 14, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Emerging Markets Equity Opportunity Fund

Average annual total returns for periods ended 12/31/19 (unaudited)

	6 months	1 year	Inception[1]
Before deducting maximum sales charge
Class P2[2]	10.17%	26.47%	3.19%
Class P4	9.68%	N/A	14.10%
MSCI Emerging Markets Index (net)[3]	7.09%	18.44%	1.50%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2019 prospectuses were as follows: Class P2—1.44% and 0.42%; Class P—1.24% and 1.02%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2020, do not exceed 1.25% for Class A shares and 1.00% for Class P shares and 0.40% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recounpment rights will survive.

1  Inception date of Class P2 of UBS Emerging Markets Equity Opportunity Fund is June 4, 2018.

2  Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  Inception date of Class P of UBS Emerging Markets Equity Opportunity Fund is January 31, 2019.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Emerging Markets Equity Opportunity Fund

Portfolio statistics—December 31, 2019 (unaudited)1

Top ten holdings

Percentage of net assets
Alibaba Group Holding Ltd., ADR	8.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	7.8
Samsung Electronics Co. Ltd.	6.8
Tencent Holdings Ltd.	4.8
SK Hynix, Inc.	4.1
Naspers Ltd., N Shares	4.0
TAL Education Group, ADR	3.9
Ping An Insurance Group Co. of China Ltd., H Shares	3.9
Banco Bradesco SA	3.7
LUKOIL PJSC, ADR	3.7
Total	50.8%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
China	32.8%
South Korea	13.1
India	9.0
Brazil	8.5
Taiwan	7.8
Total	71.2%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Emerging Markets Equity Opportunity Fund

Industry diversification—December 31, 2019 (unaudited)1

Common stocks	Percentage of net assets
Automobiles	2.3%
Banks	18.4
Beverages	4.9
Diversified consumer services	4.9
Electric utilities	0.8
Household durables	1.5
Insurance	3.9
Interactive media & services	4.8
Internet & direct marketing retail	12.1
IT services	1.6
Metals & mining	2.0
Oil, gas & consumable fuels	8.0
Personal products	1.7
Pharmaceuticals	3.0
Real estate management & development	2.5
Semiconductors & semiconductor equipment	11.9
Technology hardware, storage & peripherals	6.8
Thrifts & mortgage finance	3.3
Total common stocks	94.4%
Preferred stocks	3.7
Short-term investments	1.5
Total investments	99.6%
Other assets in excess of liabilities	0.4
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Emerging Markets Equity Opportunity Fund

Portfolio of investments

December 31, 2019 (unaudited)

	Number of shares	Value
Common stocks: 94.4%
Brazil: 4.8%
Petroleo Brasileiro SA, ADR	307,700	$4,590,884
Petroleo Brasileiro SA, ADR	290,800	4,635,352
Vale SA	509,386	6,749,266
		15,975,502
China: 32.8%
Alibaba Group Holding Ltd., ADR*	128,795	27,317,420
China Jinmao Holdings Group Ltd.	10,706,000	8,339,697
CNOOC Ltd.	1,969,000	3,274,802
Gree Electric Appliances, Inc. of Zhuhai, Class A	521,689	4,911,547
Jiangsu Hengrui Medicine Co. Ltd., Class A	818,961	10,289,772
Kweichow Moutai Co. Ltd., Class A	62,237	10,569,845
New Oriental Education & Technology Group, Inc., ADR*	28,193	3,418,401
Ping An Insurance Group Co. of China Ltd., H Shares	1,108,000	13,095,851
TAL Education Group, ADR*	274,900	13,250,180
Tencent Holdings Ltd.	332,800	16,041,436
		110,508,951
Hungary: 1.2%
OTP Bank Nyrt PLC	80,146	4,191,238
India: 9.0%
HDFC Bank Ltd.	450,000	8,019,891
HDFC Bank Ltd., ADR	44,930	2,847,214
Housing Development Finance Corp. Ltd.	331,820	11,215,370
Power Grid Corp. of India Ltd.	975,574	2,600,277
Tata Consultancy Services Ltd.	183,417	5,554,817
		30,237,569
Indonesia: 5.6%
Astra International Tbk. PT	15,292,800	7,628,499
Bank Mandiri Persero Tbk. PT	20,167,300	11,149,579
		18,778,078
Malaysia: 2.4%
CIMB Group Holdings Bhd	6,347,731	7,991,887
Mexico: 4.2%
Fomento Economico Mexicano SAB de CV	619,500	5,854,083
Grupo Financiero Banorte SAB de CV, Class O	1,507,200	8,421,826
		14,275,909
	Number of shares	Value
Common stocks—(Concluded)
Russia: 7.4%
LUKOIL PJSC, ADR	125,851	$12,422,752
LUKOIL PJSC, ADR	1,854	183,880
Sberbank of Russia PJSC	3,021,060	12,399,895
		25,006,527
South Africa: 4.0%
Naspers Ltd., N Shares	81,500	13,329,958
South Korea: 13.1%
LG Household & Health Care Ltd.*	5,257	5,732,264
Samsung Electronics Co. Ltd.	476,432	22,988,374
SK Hynix, Inc.*	166,872	13,578,326
SK Innovation Co. Ltd.	13,278	1,722,254
		44,021,218
Taiwan: 7.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,386,000	26,345,732
Thailand: 2.1%
Bangkok Bank PCL NVDR	1,322,600	7,064,758
Total common stocks (cost $284,081,021)		317,727,327
Preferred stocks: 3.7%
Brazil: 3.7%
Banco Bradesco SA (cost $11,844,586)	1,399,300	12,581,769
Short-term investments: 1.5%
Investment companies: 1.5%
State Street Institutional U.S. Government Money Market Fund (cost $5,027,668)	5,027,668	5,027,668
Total investments: 99.6% (cost $300,953,275)		335,336,764
Other assets in excess of liabilities: 0.4%		1,210,304
Net assets: 100.0%		$336,547,068

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 94.

UBS Emerging Markets Equity Opportunity Fund

Portfolio of investments

December 31, 2019 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$317,727,327	$—	$—	$317,727,327
Preferred stocks	12,581,769	—	—	12,581,769
Short-term investments	—	5,027,668	—	5,027,668
Total	$330,309,096	$5,027,668	$—	$335,336,764

At December 31, 2019, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

See accompanying notes to financial statements.

UBS Engage For Impact Fund

Portfolio performance

For the six months ended December 31, 2019, Class P shares of UBS Engage for Impact Fund (the "Fund") returned 6.39%. The Fund's benchmark, the MSCI All Country World Index (net) (the "Index"), returned 8.92% over the same time period. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted positive absolute returns and underperformed its benchmark during the reporting period. This was driven by weak sector allocation. Stock selection was slightly negative.

Portfolio performance summary1

What worked:

•  Stock selection within the industrials and consumer discretionary sectors contributed positively to Fund performance during the reporting period. The Fund's relative overweight to the health care sector contributed positively, as well.

•  Several individual stock positions were positive for relative performance.

•  New Oriental Education continued on its positive trajectory, as demand for a higher level of literacy and private tutoring is on the rise in China. The tutoring market is highly related to China's urbanization progress, and is still in a huge up-cycle for development.

•  Prysmian posted solid results for the second quarter of the year, including adjusted earnings before interest, tax, depreciation and amortization (EBITDA) that was about 5% ahead of consensus. In November, Prysmian announced the final commissioning of a major project, a significant positive, which helped cash flow and allowed the group to shift resources to other projects. Prysmian is strongly cash generative, due to low capital expenditure requirements and prepayments on large turnkey contracts. The company's Draka deal provided significant opportunities for synergy, and helped with further expansion of profit margins. We believe the acquisition of General Cable should offer similar opportunities, as Prysmian's management has a good track record of adding value through industry consolidation.

•  LKQ's share price increased beginning in September, after management updated investors on its European restructuring plans, which call for a significant expansion of profit margins. We believe the plan is achievable because it will be managed by the new CEO of Europe. LKQ is also being engaged by an increasingly active set of shareholders, who are pushing for operational improvements as well as possible divestitures of non-core businesses. We believe these developments have the potential to unlock value for the company.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Engage For Impact Fund

What didn't work:

•  Stock selection in financials and health care detracted from Fund performance during the six-month period. The Fund's relative underweight to the information technology sector also detracted from relative performance.

•  Certain stock selection decisions made a negative contribution to relative performance.

•  The Fund suffered from not owning Apple, the largest stock in the benchmark. Apple's shares were lifted by expectations of strong holiday sales, as well as October results which were boosted by Services, Wearables and iPad sales. We do not believe Apple qualifies for this Fund, as the technology giant does not derive revenues from impactful product and services.

•  The share price of KasikornBank decreased over the six months ended December 31, 2019, following the release of second quarter 2019 earnings, which showed loan growth and non-interest income growth below guidance. We continue to hold this security.

•  Centrica was a top detractor to performance over the period. Our initial thesis on the company was based around our expectation that Centrica could maintain market share leadership while significantly reducing costs. While Centrica was rated in the top decile on environmental, social & governance (ESG) scoring, our view was that there needed to be improvements in management of the business, and we had been extensively engaging with the board to encourage change at the beginning of 2019. Hence, the departure of the CEO in June was both expected to us and a desired outcome. The company's additional restructuring costs, however, were not expected, and had a detrimental impact on our initial thesis. Although the stock was trading well below our previous fair value estimate, we sold out of it late in the summer due to our lack of confidence in the ability of management to execute on the restructuring plan.

•  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2019. The views and opinions in the letter were current as of February 14, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Engage For Impact Fund

Average annual total returns for periods ended 12/31/19 (unaudited)

	6 months	1 year	Inception[1]
Class P2	6.39%	23.64%	12.66%
MSCI All Country World Index (net)[3]	8.92%	26.60%	21.24%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2019 prospectuses were as follows: Class P—3.87% and 0.85%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2020, do not exceed 1.10% for Class A shares and 0.85% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P of UBS Engage For Impact Fund is October 24, 2018.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Engage For Impact Fund

Portfolio statistics—December 31, 2019 (unaudited)1

Top ten holdings

Percentage of net assets
Conagra Brands, Inc.	3.6%
Takeda Pharmaceutical Co. Ltd.	3.6
LKQ Corp.	3.3
West Japan Railway Co.	3.1
MSA Safety, Inc.	3.0
China Mobile Ltd.	3.0
Linde PLC	2.9
Erste Group Bank AG	2.8
Stericycle, Inc.	2.8
Sumitomo Mitsui Financial Group, Inc.	2.8
Total	30.9%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	45.8%
Japan	9.5
Germany	9.0
China	8.1
United Kingdom	4.9
Total	77.3%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Engage For Impact Fund

Industry diversification—December 31, 2019 (unaudited)1

Common stocks	Percentage of net assets
Auto components	3.8%
Banks	12.7
Biotechnology	8.0
Building products	1.9
Chemicals	7.2
Commercial services & supplies	5.9
Distributors	3.3
Diversified consumer services	2.0
Electrical equipment	2.6
Electronic equipment, instruments & components	4.4
Food & staples retailing	1.8
Food products	5.0
Health care equipment & supplies	5.9
Health care providers & services	1.6
Machinery	4.6
Metals & mining	2.1
Oil, gas & consumable fuels	4.3
Personal products	2.0
Pharmaceuticals	5.1
Real estate management & development	0.8
Road & rail	3.1
Semiconductors & semiconductor equipment	5.5
Wireless telecommunication services	3.0
Total common stocks	96.6%
Short-term investments	3.5
Investment of cash collateral from securities loaned	2.2
Total investments	102.3%
Liabilities in excess of other assets	(2.3)
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Engage For Impact Fund

Portfolio of investments

December 31, 2019 (unaudited)

	Number of shares	Value
Common stocks: 96.6%
Austria: 2.8%
Erste Group Bank AG*	16,607	$625,158
China: 8.1%
China Mengniu Dairy Co. Ltd.*	77,000	311,269
China Mobile Ltd.	79,500	668,256
China Suntien Green Energy Corp., Class H	1,325,000	382,589
New Oriental Education & Technology Group, Inc., ADR*	3,545	429,831
		1,791,945
Denmark: 1.7%
Genmab A/S*	1,676	372,718
Germany: 9.0%
Continental AG	3,059	395,489
Infineon Technologies AG	25,064	571,001
KION Group AG	7,587	523,897
LANXESS AG	7,481	501,976
		1,992,363
Hong Kong: 0.8%
Sun Hung Kai Properties Ltd.	12,000	183,720
Indonesia: 2.3%
Bank Mandiri Persero Tbk. PT	914,000	505,309
Ireland: 1.9%
Kingspan Group PLC	6,917	422,467
Italy: 2.6%
Prysmian SpA	24,029	579,227
Japan: 9.5%
Sumitomo Mitsui Financial Group, Inc.	16,500	613,198
Takeda Pharmaceutical Co. Ltd.	19,653	783,551
West Japan Railway Co.	7,900	686,429
		2,083,178
Mexico: 2.6%
Grupo Financiero Banorte SAB de CV, Class O	103,050	575,816
Netherlands: 1.8%
Koninklijke Ahold Delhaize N.V.	15,839	396,106
Norway: 2.6%
Equinor ASA	28,538	570,480
Spain: 1.5%
Grifols SA, ADR	14,300	333,047
Thailand: 2.2%
Kasikornbank PCL	94,100	472,797
	Number of shares	Value
Common stocks—(Concluded)
United Kingdom: 4.9%
Linde PLC	2,944	$626,777
Unilever N.V.	7,809	448,742
		1,075,519
United States: 42.3%
Abbott Laboratories	5,218	453,236
AGCO Corp.	6,220	480,495
Aptiv PLC	4,714	447,689
Conagra Brands, Inc.	23,023	788,307
Danaher Corp.	3,417	524,441
Ecolab, Inc.	2,365	456,421
Elanco Animal Health, Inc.*	11,916	350,926
Incyte Corp.*	5,969	521,213
IPG Photonics Corp.*	3,023	438,093
Ironwood Pharmaceuticals, Inc.*,1	40,638	540,892
Laboratory Corp. of America Holdings*	2,041	345,276
LivaNova PLC*	4,235	319,446
LKQ Corp.*	20,160	719,712
Micron Technology, Inc.*	7,282	391,626
MSA Safety, Inc.	5,305	670,340
Sims Metal Management Ltd.	62,992	471,664
Stericycle, Inc.*,1	9,703	619,148
Trimble, Inc.*	12,984	541,303
Universal Display Corp.	1,206	248,520
		9,328,748
Total common stocks (cost $19,178,698)		21,308,598
Short-term investments: 3.5%
Investment companies: 3.5%
State Street Institutional U.S. Government Money Market Fund (cost $758,419)	758,419	758,419
Investment of cash collateral from securities loaned: 2.2%
Money market funds: 2.2%
State Street Navigator Securities Lending Government Money Market Portfolio (cost $488,524)	488,524	488,524
Total investments: 102.3% (cost $20,425,641)		22,555,541
Liabilities in excess of other assets: (2.3)%		(501,144)
Net assets: 100.0%		$22,054,397

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 94.

UBS Engage For Impact Fund

Portfolio of investments

December 31, 2019 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$21,308,598	$—	$—	$21,308,598
Short-term investments	—	758,419	—	758,419
Investment of cash collateral from securities loaned	—	488,524	—	488,524
Total	$21,308,598	$1,246,943	$—	$22,555,541

At December 31, 2019, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

UBS International Sustainable Equity Fund

Portfolio performance

For the six months ended December 31, 2019, Class A shares of UBS International Sustainable Equity Fund (the "Fund") returned 6.98% (Class A shares returned 1.12% after the deduction of the maximum sales charge), while Class P shares returned 7.10%. The Fund's new benchmark, the MSCI ACWI ex-US Index (the "Index"), returned 6.96%. For comparison purposes, the Fund's previous benchmark, the MSCI World ex USA Index (net), returned 6.85%.1 (Class P shares have lower expenses than the other share class in the series. Returns for all share classes over various time periods are shown on page 47; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's performance was primarily due to stock selection and sector allocation decisions.

Portfolio performance summary2

What worked:

• Stock selection in the financials, energy and materials sectors contributed the most to performance.

• Entertainment One's share price rallied as Hasbro announced it was acquiring the company for $4 billion. We sold out of our position before the reporting period ended.

• Shares of Banca Mediolanum were supported by the company's strong third quarter 2019 results, which showed more than 50% increase in its operating margins, driven by cost controls and improving quality of recurring revenues. In addition, net commissions and net interest income both increased over 25% compared to the previous year.

• Galapagos posted strong third quarter 2019 results and, most importantly, strengthened its balance sheet thanks to a $3.95 billion payment and a $1.1 billion equity investment from partner Gilead.

• From a sector allocation perspective, an average underweight to the energy sector contributed to performance.

What didn't work:

• Stock selection in the communication services, consumer discretionary and utilities sectors detracted from performance during the reporting period.

• The largest stock detractor was Centrica, which announced the much-anticipated restructuring in July 2019, costing approximately £1.3 billion. This was not expected and detrimental to our thesis. As such, we eliminated our position.

• Publicis Groupe guided down for 2019, with sales expected to decline 2.5% for the full year. New parts if its business (Sapient and Epsilon) haven't delivered the expected growth and margin improvement contributions. It appeared that our original thesis for Publicis Groupe to execute its strategy of transforming itself into an advertising and marketing service company fit for the world of digital will take longer than expected. We therefore sold out the position.

• Axis Bank's share price fell during the reporting period on fears over the Indian banking sector's stability. Although Axis Bank missed the market's estimates for the first quarter of the year, its net profit rose 95%.

1  Effective October 28, 2019, the MSCI ACWI ex-US Index replaced MSCI World ex USA Index (net) as the Fund's primary benchmark because it more closely aligns with the Fund's investment strategy.

For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS International Sustainable Equity Fund

• In terms of sector allocation, an average underweight to consumer discretionary and an average overweight to communication services slightly detracted from relative performance.

Portfolio highlights

• Sony is a conglomerate engaged in the production of various kinds of electronic equipment and production and licensing of music and films. Sony has significantly transformed its business portfolio over the past several years. We believe Sony will be able to grow its earnings in a sustainable way at least for the next three- to five-years. Keys to achieving this are its game and network services segment and the successful launch of PlayStation 5. The restructuring of its Mobile Communication and Pictures business is also very important. Sony is rated top decile based on our sustainability model, lifted by its environmental efficiency.

• Takeda Pharmaceutical is one of the top 10 global pharmaceuticial companies, with a balanced product portfolio. Investor frustration around the surprise $60 billion Shire acquisition resulted in a depressed valuation. At current levels, we believe concerns around the ability to grow its plasma business in-line with the market and to improve historically weak research and development (R&D) productivity are more than priced in to its share price, and we see the potential for upside surprises on both fronts. In addition, we believe its diversified business is better prepared to weather the upcoming loss of exclusivity of Velcade (2020+) and Vyvanse (2022-23) than either legacy Takeda or Shire alone. Although the company's financial leverage remains elevated, we see a clear path to delevraging within the next three years, even without additional divestitures of non-core assets. Takeda Pharmaceutical has formulated "Vision 2025" as its vision for sustainable growth, formulated around its strategic roadmap, with clear performance targets.

• Bank Central Asia is a diversified Indonesian bank, offering traditional commercial banking services, as well as insurance and investment products. The company generates one of the highest returns in the Indonesian and regional banking sector. This is driven by a positive domestic structure, macro momentum and better leverage of its deposit franchise. Bank Central Asia also has a strong balance sheet, coming from low loan-to-deposit ratio, strong ratio of deposits in current and saving accounts, and a solid transactional banking franchise.

• During the reporting period, we initiated several new positions, including Alibaba, Daimler, Grifols, HCL Technologies, Henkel, Mahindra & Mahindra and Softbank. We sold the Fund's positions in A.P. Moller Maersk, Publicis Groupe, KDDI, Novartis and Sumitomo Mitsui Financials.

•  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2019. The views and opinions in the letter were current as of February 14, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS International Sustainable Equity Fund

Average annual total returns for periods ended 12/31/19 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	6.98%	22.38%	5.37%	5.56%
Class P2	7.10%	22.61%	5.62%	5.83%
After deducting maximum sales charge
Class A1	1.12%	15.64%	4.18%	4.97%
MSCI World ex USA Index (net)[3]	6.85%	22.49%	5.42%	5.32%
MSCI ACWI ex-US Index[4]	6.96%	21.51%	5.51%	4.97%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2019 prospectuses were as follows: Class A—1.53% and 1.25%; Class P—1.26% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% for Class A shares and 1.00% for Class P shares. This fee waiver and expense arrangement may only be amended or terminated by shareholders.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI World ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  Effective October 28, 2019, the MSCI ACWI ex-US Index replaced MSCI World ex USA Index (net) as the Fund's primary benchmark because it more closely aligns with the Fund's investment strategy

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS International Sustainable Equity Fund

Portfolio statistics—December 31, 2019 (unaudited)1

Top ten holdings

Percentage of net assets
Sony Corp.	3.2%
Takeda Pharmaceutical Co. Ltd.	2.6
GlaxoSmithKline PLC	2.5
Ping An Insurance Group Co. of China Ltd., H Shares	2.2
Bank Central Asia Tbk. PT	2.1
SAP SE	2.0
Banca Mediolanum SpA	2.0
Aon PLC	1.9
Kao Corp.	1.9
Unilever N.V.	1.9
Total	22.3%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
Japan	22.5%
United Kingdom	13.8
Germany	8.5
China	6.3
Switzerland	5.6
Total	56.7%

1  The Fund's Portfolio is actively managed and its composition will vary over time.

UBS International Sustainable Equity Fund

Industry diversification—December 31, 2019 (unaudited)1

Common stocks	Percentage of net assets
Auto components	1.2%
Automobiles	1.8
Banks	9.1
Biotechnology	3.1
Chemicals	3.5
Commercial services & supplies	1.3
Construction & engineering	1.0
Diversified financial services	3.5
Diversified telecommunication services	2.0
Electronic equipment, instruments & components	1.6
Entertainment	2.9
Equity real estate investment trusts	1.8
Food & staples retailing	1.7
Food products	2.1
Health care equipment & supplies	2.1
Household durables	3.2
Insurance	7.9
Internet & direct marketing retail	3.8
IT services	0.6
Machinery	5.8
Oil, gas & consumable fuels	4.6
Paper & forest products	1.1
Personal products	4.6
Pharmaceuticals	7.1
Real estate management & development	1.2
Road & rail	0.7
Semiconductors & semiconductor equipment	4.7
Software	3.8
Textiles, apparel & luxury goods	1.6
Trading companies & distributors	2.5
Wireless telecommunication services	2.7
Total common stocks	94.6%
Preferred stocks	1.5
Short-term investments	0.5
Investment of cash collateral from securities loaned	0.8
Total investments	97.4%
Other assets in excess of liabilities	2.6
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS International Sustainable Equity Fund

Portfolio of investments

December 31, 2019 (unaudited)

	Number of shares	Value
Common stocks: 94.6%
Australia: 4.7%
Brambles Ltd.	340,670	$2,801,843
Mirvac Group	1,724,721	3,848,827
Santos Ltd.	580,660	3,333,171
		9,983,841
Austria: 1.5%
Erste Group Bank AG*	82,860	3,119,203
Belgium: 2.1%
Galapagos N.V.*	785	164,220
Galapagos N.V.*,1	8,386	1,754,326
KBC Group N.V.	34,020	2,559,025
		4,477,571
China: 6.3%
Alibaba Group Holding Ltd., ADR*	16,399	3,478,228
China Mobile Ltd.	386,500	3,248,816
Ping An Insurance Group Co. of China Ltd., H Shares	399,500	4,721,834
Prosus N.V.*	24,407	1,821,414
		13,270,292
Denmark: 2.5%
Genmab A/S*	12,428	2,763,809
H Lundbeck A/S	66,120	2,524,964
		5,288,773
Finland: 1.0%
Neste Oyj	59,423	2,067,631
France: 1.2%
Ubisoft Entertainment SA*	35,577	2,457,456
Germany: 7.0%
Continental AG	19,466	2,516,703
Daimler AG (Registered)	36,876	2,042,131
Infineon Technologies AG	104,867	2,389,051
KION Group AG	20,324	1,403,410
LANXESS AG	32,877	2,206,050
SAP SE	32,137	4,337,304
		14,894,649
Hong Kong: 1.2%
Sun Hung Kai Properties Ltd.	170,500	2,610,353
India: 3.1%
Axis Bank Ltd., GDR	64,080	3,402,648
Infosys Ltd., ADR	124,499	1,284,830
Mahindra & Mahindra Ltd., GDR	246,611	1,864,379
		6,551,857
	Number of shares	Value
Common stocks—(Continued)
Indonesia: 3.5%
Bank Central Asia Tbk. PT	1,853,300	$4,462,205
Bank Mandiri Persero Tbk. PT	5,219,900	2,885,844
		7,348,049
Italy: 3.1%
Banca Mediolanum SpA	413,224	4,104,410
Infrastrutture Wireless Italiane SpA[2]	243,902	2,388,396
		6,492,806
Japan: 22.5%
Inpex Corp.	196,700	2,057,425
ITOCHU Corp.	101,100	2,358,271
Kao Corp.	49,000	4,069,992
Kissei Pharmaceutical Co. Ltd.	64,082	1,840,098
Kubota Corp.[1]	167,500	2,660,761
MINEBEA MITSUMI, Inc.	185,900	3,895,765
Nabtesco Corp.	88,300	2,653,348
Nintendo Co. Ltd.	9,200	3,723,013
Nippon Telegraph & Telephone Corp.	76,600	1,943,640
ORIX Corp.	196,200	3,270,150
Shin-Etsu Chemical Co. Ltd.	28,400	3,152,216
SoftBank Group Corp.	56,500	2,473,094
Sony Corp.	98,500	6,709,296
Takeda Pharmaceutical Co. Ltd.	136,161	5,428,645
West Japan Railway Co.	17,400	1,511,881
		47,747,595
Netherlands: 4.4%
ASML Holding N.V.	12,476	3,690,305
Koninklijke Ahold Delhaize N.V.	141,835	3,547,052
NXP Semiconductors N.V.	16,205	2,062,248
		9,299,605
Norway: 2.0%
Equinor ASA	119,044	2,379,714
Mowi ASA	74,851	1,945,599
		4,325,313
South Africa: 1.3%
Naspers Ltd., N Shares	17,082	2,793,894
South Korea: 2.6%
LG Household & Health Care Ltd.	1,561	1,702,124
Samsung Engineering Co. Ltd.*	122,706	2,037,230
SK Hynix, Inc.*	21,811	1,774,755
		5,514,109
Spain: 2.2%
Banco Bilbao Vizcaya Argentaria SA	491,695	2,748,295
Grifols SA, ADR	81,600	1,900,464
		4,648,759

UBS International Sustainable Equity Fund

Portfolio of investments

December 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—(Concluded)
Switzerland: 5.6%
Alcon, Inc.*	37,931	$2,147,777
Cie Financiere Richemont SA (Registered)	42,233	3,319,118
Nestle SA (Registered)	22,893	2,478,537
Zurich Insurance Group AG	9,449	3,877,039
		11,822,471
United Kingdom: 13.8%
Ashtead Group PLC	91,620	2,929,626
Croda International PLC	29,092	1,973,005
GlaxoSmithKline PLC	225,145	5,305,459
Mondi PLC	94,697	2,223,347
Prudential PLC	207,328	3,979,340
Sage Group PLC/The	369,374	3,664,653
Spectris PLC	85,070	3,274,588
Unilever N.V.	70,153	4,031,320
Weir Group PLC/The	88,294	1,765,424
		29,146,762
United States: 3.0%
Aon PLC	19,600	4,082,484
LivaNova PLC*	29,900	2,255,357
		6,337,841
Total common stocks (cost $181,857,464)		200,198,830
	Number of shares	Value
Preferred stocks: 1.5%
Germany: 1.5%
Henkel AG & Co. KGaA	23,371	$2,417,046
Jungheinrich AG	34,478	831,490
Total preferred stocks (cost $3,436,468)		3,248,536
Short-term investments: 0.5%
Investment companies: 0.5%
State Street Institutional U.S. Government Money Market Fund (cost $1,063,998)	1,063,998	1,063,998
Investment of cash collateral from securities loaned: 0.8%
Money market funds: 0.8%
State Street Navigator Securities Lending Government Money Market Portfolio (cost $1,673,164)	1,673,164	1,673,164
Total investments: 97.4% (cost $188,031,094)		206,184,528
Other assets in excess of liabilities: 2.6%		5,561,547
Net assets: 100.0%		$211,746,075

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 94.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$200,034,610	$164,220	$—	$200,198,830
Preferred stocks	3,248,536	—	—	3,248,536
Short-term investments	—	1,063,998	—	1,063,998
Investment of cash collateral from securities loaned	—	1,673,164	—	1,673,164
Total	$203,283,146	$2,901,382	$—	$206,184,528

UBS International Sustainable Equity Fund

Portfolio of investments

December 31, 2019 (unaudited)

At December 31, 2019, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $2,388,396, represented 1.1% of the Fund's net assets at period end.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the six months ended December 31, 2019, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned 1.13% (Class A shares returned -4.41% after the deduction of the maximum sales charge), while Class P shares returned 1.24%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), returned 6.75% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 55; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's underperformance was driven primarily by stock selection decisions.

Portfolio performance summary1

What worked:

• Roku was the top contributor to Fund performance during the six months ended December 31, 2019.

•  Roku offers wireless-enabled devices that stream audio and video content from the internet to home entertainment systems. The stock rallied during the period on the news that Apple TV and Apple TV+ would be available over Roku-enabled devices. The announcement supported the company's position as a leading enabler of over-the-top content deliver to homes. We sold the stock during the reporting period.

• Several other stock selection decisions benefited performance during the six-month period.

•  Generac Holdings is a manufacturer of residential standby and portable generators. The company's shares rose as investors anticipated both a near-term and long-term benefit to generator sales after PG&E announced that it would proactively implement its first widespread Public Safety Power Shutoffs in response to elevated wildfire risks in California.

•  Ra Pharmaceuticals is a clinical-stage biopharmaceutical company that uses a proprietary peptide chemistry platform to develop novel therapeutics for the treatment of serious diseases. The stock outperformed after the company announced that it was being acquired by UCB SA. The stock was subsequently sold after the reporting period ended.

•  Novocure, a developer of Tumor Treating Fields (TTF) technology for the treatment of solid tumor cancers, rallied following the release of positive quarterly results. The company has been buoyed by the continued adoption of and improving reimbursement for Optune, its TTF treatment for Glioblastoma Multiforme (GBM).

•  Shares of Dick's Sporting Goods, a sporting goods retailer, rose on investor optimism regarding the potential for positive same store sales and improved operating margins.

•  The Fund did not invest in derivatives during the reporting period.

What didn't work:

• Certain stock selection decisions made a negative contribution to Fund returns during the reporting period.

•  Vonage Holdings, a provider of telecommunications services delivered over the internet, saw its shares decline during the six-month period after reporting earnings results and guidance below expectations. We continue to hold this stock.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Small Cap Growth Fund

•  Exact Sciences is a molecular diagnostics company whose products include Cologuard, a stool-based, non-invasive test for the early detection of colorectal cancer. The company's shares traded lower on concerns related to both potential competition and the challenges associated with integrating the recent acquisition of Genomic Health. We continue to hold this stock. (For details, see "Portfolio highlights.")

•  CrowdStrike Holdings is a provider of cloud-based security software. The share price declined despite the company reporting sales and earnings ahead of consensus expectations. Investors remained cautious given the current valuation, but we continued to have confidence in the stock, and remained invested.

•  Ollie's Bargain Outlet, an operator of a chain of retail stores, underperformed due to a decline in same store sales and the unexpected passing of the company's CEO. We sold the stock after the reporting period.

•  Wix.com, a cloud-based website creation platform, underperformed after the company reported quarterly results that included lower than expected gross margins. We continue to hold this stock. (For details, see "Portfolio highlights.")

Portfolio highlights

•  Universal Display is a leader in the research, development and commercialization of organic light-emitting diode (OLED) technologies and materials. We remain positive regarding expected OLED industry shipments in the coming years as manufacturing capacity continues to grow and adoption across mobile, TV, auto and other form factors continues to broaden.

•  Planet Fitness has a large network of gyms across the US, which we expect to expand significantly over time. Growth should come from both company-owned and franchisee gyms, with the latter being the faster-growing and more strongly profitable segment. The company's unique model has enabled it to deliver strong unit economics despite offering a positive value proposition to individuals, and helping to convert sporadic gym-goers into members.

•  Alteryx designs and develops software solutions for data storage, retrieval, management, reporting and analysis. We believe the large and growing addressable market for business intelligence and advanced analytics will lead to better than expected sales and earnings growth for Alteryx.

•  Wix.com is a web platform that enables businesses, organizations, professionals and individuals to develop customized websites and applications. The company's rapid growth is being driven by the continued move online by small and medium-sized businesses (SMB). Wix.com provides SMBs with an easy to use web design solution that incorporates full e-commerce capabilities.

•  Exact Sciences focuses on the early detection and prevention of colorectal cancer. The company has exclusive intellectual property protecting its non-invasive molecular screening technology. We believe the market adoption of its Cologuard test continues to be robust, and we remain overweight to the stock.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2019. The views and opinions in the letter were current as of February 14, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Small Cap Growth Fund

Average annual total returns for periods ended 12/31/19 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.13%	29.63%	8.84%	14.40%
Class P2	1.24	29.95	9.11	14.70
After deducting maximum sales charge
Class A1	(4.41)%	22.53%	7.61%	13.76%
Russell 2000 Growth Index[3]	6.75	28.48	9.34	13.01

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2019 prospectuses were as follows: Class A—1.58% and 1.25%; Class P—1.31% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 28, 2020, do not exceed 1.24% for Class A shares and 0.99% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Small Cap Growth Fund

Portfolio statistics—December 31, 2019 (unaudited)1

Top ten holdings

Percentage of net assets
Universal Display Corp.	2.6%
Planet Fitness, Inc., Class A	2.1
Teladoc Health, Inc.	2.0
Performance Food Group Co.	2.0
Alteryx, Inc., Class A	1.9
Wix.com Ltd.	1.7
Chegg, Inc.	1.7
Generac Holdings, Inc.	1.7
LivePerson, Inc.	1.6
QTS Realty Trust, Inc., Class A	1.6
Total	18.9%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	96.3%
Israel	1.7
Canada	0.8
Netherlands	0.8
Switzerland	0.6
Total	100.2%

1  The Fund's Portfolio is actively managed and its composition will vary over time.

UBS U.S. Small Cap Growth Fund

Industry diversification—December 31, 2019 (unaudited)1

Common stocks	Percentage of net assets
Aerospace & defense	1.6%
Airlines	1.3
Auto components	1.1
Banks	3.8
Biotechnology	13.0
Chemicals	1.3
Commercial services & supplies	0.9
Construction & engineering	2.7
Diversified consumer services	1.7
Diversified telecommunication services	0.8
Electrical equipment	3.0
Entertainment	0.7
Equity real estate investment trusts	2.9
Food & staples retailing	3.3
Health care equipment & supplies	5.7
Health care providers & services	1.5
Health care technology	3.7
Hotels, restaurants & leisure	4.7
Household durables	0.9
IT services	1.7
Life sciences tools & services	2.4
Machinery	6.4
Multiline retail	1.1
Oil, gas & consumable fuels	0.6
Paper & forest products	1.2
Pharmaceuticals	1.1
Professional services	1.4
Road & rail	1.0
Semiconductors & semiconductor equipment	4.9
Software	14.7
Specialty retail	2.8
Textiles, apparel & luxury goods	1.3
Thrifts & mortgage finance	1.2
Total common stocks	96.4%
Exchange traded funds	1.3
Short-term investments	2.6
Investment of cash collateral from securities loaned	9.6
Total investments	109.9%
Liabilities in excess of other assets	(9.9)
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2019 (unaudited)

	Number of shares	Value
Common stocks: 96.4%
Aerospace & defense: 1.6%
Mercury Systems, Inc.*	28,436	$1,965,212
Airlines: 1.3%
SkyWest, Inc.	25,235	1,630,938
Auto components: 1.1%
Visteon Corp.*	16,189	1,401,805
Banks: 3.8%
Columbia Banking System, Inc.	28,997	1,179,743
FB Financial Corp.	9,752	386,082
National Bank Holdings Corp., Class A	38,209	1,345,721
Webster Financial Corp.	33,454	1,785,105
		4,696,651
Biotechnology: 13.0%
Allogene Therapeutics, Inc.*,1	23,670	614,947
Argenx SE, ADR*,1	5,912	948,994
Avrobio, Inc.*,1	17,943	361,193
Blueprint Medicines Corp.*	12,394	992,883
Bridgebio Pharma, Inc.*	9,800	343,490
CRISPR Therapeutics AG*	11,300	688,226
Exact Sciences Corp.*,1	21,061	1,947,721
G1 Therapeutics, Inc.*,1	30,030	793,693
Gritstone Oncology, Inc.*,1	46,939	421,043
Immunomedics, Inc.*,1	59,584	1,260,797
Ligand Pharmaceuticals, Inc.*,1	6,409	668,395
MeiraGTx Holdings PLC*	51,749	1,036,015
Moderna, Inc.*,1	56,931	1,113,570
Momenta Pharmaceuticals, Inc.*	48,764	962,114
NuCana PLC, ADR*,1	22,000	134,200
Ra Pharmaceuticals, Inc.*	21,806	1,023,356
REGENXBIO, Inc.*,1	11,996	491,476
Voyager Therapeutics, Inc.*,1	35,398	493,802
Xencor, Inc.*,1	24,723	850,224
Zymeworks, Inc.*	21,187	963,161
		16,109,300
Chemicals: 1.3%
Ingevity Corp.*	17,762	1,552,044
Commercial services & supplies: 0.9%
U.S. Ecology, Inc.	18,539	1,073,593
Construction & engineering: 2.7%
EMCOR Group, Inc.	20,221	1,745,072
MasTec, Inc.*,1	25,530	1,638,005
		3,383,077
Diversified consumer services: 1.7%
Chegg, Inc.*,1	56,468	2,140,702
Diversified telecommunication services: 0.8%
Vonage Holdings Corp.*	136,703	1,012,969
	Number of shares	Value
Common stocks—(Continued)
Electrical equipment: 3.0%
Generac Holdings, Inc.*	20,827	$2,094,988
Regal Beloit Corp.	18,470	1,581,217
		3,676,205
Entertainment: 0.7%
Glu Mobile, Inc.*	144,299	873,009
Equity real estate investment trusts: 2.9%
QTS Realty Trust, Inc., Class A	36,338	1,972,063
Ryman Hospitality Properties, Inc.	18,373	1,592,204
		3,564,267
Food & staples retailing: 3.3%
Grocery Outlet Holding Corp.*,1	51,168	1,660,402
Performance Food Group Co.*	48,179	2,480,255
		4,140,657
Health care equipment & supplies: 5.7%
Haemonetics Corp.*	6,561	753,859
Novocure Ltd.*	21,408	1,804,052
Sientra, Inc.*	133,026	1,189,252
Staar Surgical Co.*,1	44,112	1,551,419
Tandem Diabetes Care, Inc.*	22,659	1,350,703
ViewRay, Inc.*,1	86,444	364,794
		7,014,079
Health care providers & services: 1.5%
LHC Group, Inc.*	13,330	1,836,341
Health care technology: 3.7%
Livongo Health, Inc.*	28,693	719,047
Tabula Rasa HealthCare, Inc.*,1	28,675	1,395,899
Teladoc Health, Inc.*,1	29,657	2,482,884
		4,597,830
Hotels, restaurants & leisure: 4.7%
Planet Fitness, Inc., Class A*	34,864	2,603,643
Shake Shack, Inc., Class A*,1	23,952	1,426,821
Wendy's Co./The	80,087	1,778,732
		5,809,196
Household durables: 0.9%
Sonos, Inc.*	72,963	1,139,682
IT services: 1.7%
Wix.com Ltd.*	17,602	2,154,133
Life sciences tools & services: 2.4%
10X Genomics, Inc., Class A*,1	3,633	277,016
Adaptive Biotechnologies Corp.*	6,600	197,472
Charles River Laboratories International, Inc.*	4,961	757,843
NanoString Technologies, Inc.*	63,037	1,753,689
		2,986,020

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2019 (unaudited)

	Number of shares	Value
Common stocks—(Continued)
Machinery: 6.4%
Altra Industrial Motion Corp.	49,180	$1,780,808
Chart Industries, Inc.*	26,191	1,767,630
Kadant, Inc.	13,948	1,469,282
Kennametal, Inc.	29,467	1,087,038
Woodward, Inc.	15,900	1,883,196
		7,987,954
Multiline retail: 1.1%
Ollie's Bargain Outlet Holdings, Inc.*,1	21,331	1,393,128
Oil, gas & consumable fuels: 0.6%
Matador Resources Co.*,1	41,090	738,387
Paper & forest products: 1.2%
Boise Cascade Co.	41,337	1,510,041
Pharmaceuticals: 1.1%
Amphastar Pharmaceuticals, Inc.*	32,864	633,947
Collegium Pharmaceutical, Inc.*	36,585	752,919
		1,386,866
Professional services: 1.4%
ASGN, Inc.*	24,214	1,718,468
Road & rail: 1.0%
Werner Enterprises, Inc.	35,444	1,289,807
Semiconductors & semiconductor equipment: 4.9%
MaxLinear, Inc.*	49,567	1,051,812
Monolithic Power Systems, Inc.	7,121	1,267,680
PDF Solutions, Inc.*	30,291	511,615
Universal Display Corp.	15,684	3,232,002
		6,063,109
Software: 14.7%
8x8, Inc.*,1	80,430	1,471,869
Alteryx, Inc., Class A*,1	23,093	2,310,917
Bill.Com Holdings, Inc.*	6,990	265,970
Cloudflare, Inc., Class A*	89,000	1,518,340
Crowdstrike Holdings, Inc., Class A*	23,626	1,178,229
j2 Global, Inc.	16,507	1,546,871
LivePerson, Inc.*,1	54,868	2,030,116
Proofpoint, Inc.*	13,576	1,558,253
	Number of shares	Value
Common stocks—(Concluded)
Software—(Concluded)
PROS Holdings, Inc.*	27,647	$1,656,608
Sprout Social, Inc.*	40,627	652,063
Tenable Holdings, Inc.*	58,925	1,411,843
Upland Software, Inc.*	24,775	884,715
Varonis Systems, Inc.*	22,521	1,750,107
		18,235,901
Specialty retail: 2.8%
American Eagle Outfitters, Inc.	66,040	970,788
Children's Place, Inc./The[1]	11,981	749,052
Dick's Sporting Goods, Inc.	34,878	1,726,112
		3,445,952
Textiles, apparel & luxury goods: 1.3%
Steven Madden Ltd.	36,393	1,565,263
Thrifts & mortgage finance: 1.2%
Essent Group Ltd.	28,157	1,463,882
Total common stocks (cost $96,038,055)		119,556,468
Exchange traded funds: 1.3%
iShares Russell 2000 Growth ETF[1] (cost $1,527,325)	7,439	1,593,583
Short-term investments: 2.6%
Investment companies: 2.6%
State Street Institutional U.S. Government Money Market Fund (cost $3,252,912)	3,252,912	3,252,912
Investment of cash collateral from securities loaned: 9.6%
Money market funds: 9.6%
State Street Navigator Securities Lending Government Money Market Portfolio (cost $11,941,276)	11,941,276	11,941,276
Total investments: 109.9% (cost $112,759,568)		136,344,239
Liabilities in excess of other assets: (9.9)%		(12,252,920)
Net assets: 100.0%		$124,091,319

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 94.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2019 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund's investments. In the event the Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$119,556,468	$—	$—	$119,556,468
Exchange traded funds	1,593,583	—	—	1,593,583
Short-term investments	—	3,252,912	—	3,252,912
Investment of cash collateral from securities loaned	—	11,941,276	—	11,941,276
Total	$121,150,051	$15,194,188	$—	$136,344,239

At December 31, 2019, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

UBS U.S. Sustainable Equity Fund

Portfolio performance

For the six months ended December 31, 2019, Class A shares of UBS U.S. Sustainable Equity Fund (the "Fund") returned 11.51% (Class A shares returned 5.38% after the deduction of the maximum sales charge), while Class P shares returned 11.67%. The Fund's benchmark, the S&P 500 Index (the "Index"), returned 10.92% over the same time period. (Class P shares have lower expenses than the other share class in the Fund. Returns for all share classes over various time periods are shown on page 64; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's performance was primarily due to stock selection decisions.

Portfolio performance summary1

What worked:

•  Several stock selection decisions contributed positively to Fund performance during the six months ended December 31, 2019.

  • Stericycle was the largest positive contributor to relative returns for the six-month period. The company continued to make progress toward simplifying its business by divesting non-core businesses. The market responded by bidding up Stericycle's share price.

  • Best Buy's shares rose based on expectations that the company will benefit from the Phase 1 trade agreement between the U.S. and China. The deal should lead to a reduction in some tariffs and, therefore, lower prices for Best Buy's customers.

  • Micron Technology's outperformance was driven by good results and expectations that memory pricing in both NAND and DRAM would be improving over the next several quarters. We sold out of the stock as it reached our estimate of intrinsic value.

  • Shares of UnitedHealth Group traded higher during the period. Investor concerns about the potential for significant health care reform began to recede as the field for the Democratic presidential nomination grew more competitive. In addition, UnitedHealth announced that it expected to reach the higher end of its $15 earnings per share (EPS) guidance for 2019, and introduced guidance for 2020 that included revenues of $260 to $262 billion. (For details, see "Portfolio highlights.")

  • Ameriprise Financial rallied alongside other higher-beta, equity market-sensitive financial companies during the six-month period. We believe the company's fundamentals remain intact and return on equity (ROE) is high. We increased our holdings in the financial planning and retirement solutions provider. (For details, see "Portfolio highlights.")

What didn't work:

•  Several stock selection decisions in the financials and health care sectors detracted from relative performance for the six months ended December 31, 2019.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Sustainable Equity Fund

  • Ironwood Pharmaceuticals was the second largest negative contributor during the reporting period. Ironwood's shares underperformed following the spin-out of R&D-Co on concerns around the growth prospects for the company's flagship product, Linzess. These concerns further intensified when AbbVie announced plans to acquire Ironwood's partner, Allergan, raising concerns that the Linzess franchise could be impacted by merger related reorganizations and reprioritizations. We sold out of the stock to pursue more attractive opportunities within the health care sector.

  • Incyte's share price dropped after the company announced that its Itacitinib product failed in a Phase 3 trial for acute graft-versus-host disease. We sold out of the stock to pursue more attractive opportunities within the health care sector.

  • Prudential's share price fell after company reported quarterly results and reduced guidance. Our positive thesis on Prudential is predicated on our belief that the company can continue to generate solid returns for the forseeable future that are not properly being recognized by the market. We continue to hold this stock. (For details, see "Portfolio highlights.")

•  Certain other stock positions made a negative contribution to performance for the six-month period.

  • The Fund suffered from not owning Apple, the largest detractor during the six-month period. The Fund's underweight to Apple was negative for relative performance, as the stock continued to benefit from better than expected demand for the iPhone 11 and strong growth in the company's wearables business (AirPods and Apple Watch). We remain cautious on Apple given concerns about the company's ability to drive material long-term growth in its core iPhone business.

  • Mohawk Industries' share price fell after company announced quarterly results weakened by poor third quarter guidance across all markets. Management pointed to a more challenging environment, notably in the ceramic segment, as well as the US residential carpet business. We continue to hold this stock.

Portfolio highlights

•  Ameriprise Financial provides financial planning, asset management and insurance services. The company has achieved double-digit margins in its flagship advice and wealth management business, benefitting from its strategy to carefully manage the success and happiness of its most productive advisors. Ameriprise has shifted its earnings focus away from more capital-intensive insurance and annuity products, and is relying more heavily on the balance sheet-light asset accumulation and management businesses. This has resulted in strong return on equity (ROE) improvement that we believe should remain fairly stable. Management has expressed confidence that its long-term care (LTC) reserves are sufficient, and says it intends to increase reserve transparency and LTC block characteristics within its public filings.

•  UnitedHealth provides health care coverage, software and consultancy services. We believe the company is uniquely positioned to benefit from the increased consumerization of health care, as it holds industry-leading positions across five key growth markets. Investors have come to appreciate the value of Optum, the company's health services platform, particularly the Insight and Rx businesses. However, we believe the importance of Optum Care, which offers alternative site care delivery, remains underappreciated, both as a longer-term driver of revenues and profits, and as a way of bending the cost curve.

•  Elanco Animal Health engages in innovation, development and manufacture of products for animals. We believe that Elanco provides a great opportunity to participate in the animal health market, which we view favorably due to its consistently recession-resistant nature, global opportunity and innovation developments. There are significant opportunities in this stable (4% to 6% annual growth), visible ($33 billion) market, driven by global

UBS U.S. Sustainable Equity Fund

demands for safe protein, and an uptick in new companion animal drugs. We see favorable structural trends that we believe are likely to continue to drive demand, and consequently top-line growth, across the industry.

•  Prudential Financial is a provider of financial services and products. The company is growing earnings at a high compound annual growth rate. Prudential has a unique franchise in Asia where it benefits from the secular trend of an emerging middle class and an increased need for insurance. In the US, the company manages to sustain a high growth profile thanks to disciplined pricing and innovative products such as Elite access.

•  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2019. The views and opinions in the letter were current as of February 14, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Sustainable Equity Fund

Average annual total returns for periods ended 12/31/19 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	11.51%	37.18%	10.15%	12.03%
Class P2	11.67	37.51	10.42	12.31
After deducting maximum sales charge
Class A1	5.38%	29.66%	8.91%	11.40%
S&P 500 Index[3]	10.92	31.49	11.70	13.56

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2019 prospectuses, supplemented from time to time, were as follows: Class A—2.14% and 0.95%; Class P—1.85% and 0.70%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2020, do not exceed 0.95% for Class A shares and 0.70% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Sustainable Equity Fund

Portfolio statistics and industry diversification—December 31, 2019 (unaudited)1

Top ten holdings

Percentage of net assets
UnitedHealth Group, Inc.	5.4%
Ameriprise Financial, Inc.	4.7
Visa, Inc., Class A	4.6
Prudential Financial, Inc.	4.5
U.S. Bancorp	4.3
Elanco Animal Health, Inc.	4.2
Comerica, Inc.	4.1
Simon Property Group, Inc.	4.1
Electronic Arts, Inc.	4.0
AGCO Corp.	4.0
Total	43.9%

Issuer breakdown by country or territory of origin

Percentage of net assets
United States	97.9%
Bahamas	3.7
Netherlands	2.0
Total	103.6%
Common stocks	Percentage of net assets
Auto components	3.4%
Banks	8.4
Building products	2.1
Capital markets	4.7
Commercial services & supplies	2.4
Distributors	2.9
Diversified consumer services	3.7
Electronic equipment, instruments & components	1.5
Entertainment	7.5
Equity real estate investment trusts	4.1
Health care providers & services	8.4
Household durables	3.2
Insurance	6.0
IT services	7.5
Life sciences tools & services	2.7
Machinery	4.0
Pharmaceuticals	4.2
Road & rail	1.9
Semiconductors & semiconductor equipment	7.1
Software	9.1
Specialty retail	2.6
Technology hardware, storage & peripherals	2.1
Total common stocks	99.5%
Short-term investments	0.3
Investment of cash collateral from securities loaned	3.8
Total investments	103.6%
Liabilities in excess of other assets	(3.6)
Net assets	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

UBS U.S. Sustainable Equity Fund

Portfolio of investments

December 31, 2019 (unaudited)

	Number of shares	Value
Common stocks: 99.5%
Auto components: 3.4%
Aptiv PLC	12,060	$1,145,338
Banks: 8.4%
Comerica, Inc.	19,176	1,375,878
U.S. Bancorp	24,237	1,437,012
		2,812,890
Building products: 2.1%
Masco Corp.	14,389	690,528
Capital markets: 4.7%
Ameriprise Financial, Inc.	9,412	1,567,851
Commercial services & supplies: 2.4%
Stericycle, Inc.*,1	12,716	811,408
Distributors: 2.9%
LKQ Corp.*	26,810	957,117
Diversified consumer services: 3.7%
OneSpaWorld Holdings Ltd.*,1	72,790	1,225,784
Electronic equipment, instruments & components: 1.5%
Trimble, Inc.*	12,212	509,118
Entertainment: 7.5%
Electronic Arts, Inc.*	12,581	1,352,583
Take-Two Interactive Software, Inc.*	5,572	682,180
Walt Disney Co./The	3,274	473,519
		2,508,282
Equity real estate investment trusts: 4.1%
Simon Property Group, Inc.	9,211	1,372,071
Health care providers & services: 8.4%
Laboratory Corp. of America Holdings*	6,006	1,016,035
UnitedHealth Group, Inc.	6,119	1,798,864
		2,814,899
Household durables: 3.2%
Mohawk Industries, Inc.*	7,837	1,068,810
Insurance: 6.0%
Marsh & McLennan Cos., Inc.	4,489	500,119
Prudential Financial, Inc.	16,058	1,505,277
		2,005,396
IT services: 7.5%
LiveRamp Holdings, Inc.*	20,481	984,522
Visa, Inc., Class A	8,109	1,523,681
		2,508,203
	Number of shares	Value
Common stocks—(Concluded)
Life sciences tools & services: 2.7%
Bio-Rad Laboratories, Inc., Class A*	2,432	$899,913
Machinery: 4.0%
AGCO Corp.	17,358	1,340,905
Pharmaceuticals: 4.2%
Elanco Animal Health, Inc.*	48,077	1,415,868
Road & rail: 1.9%
Lyft, Inc., Class A*	14,742	634,201
Semiconductors & semiconductor equipment: 7.1%
KLA Corp.	3,990	710,898
NXP Semiconductors N.V.	5,214	663,534
ON Semiconductor Corp.*	41,179	1,003,944
		2,378,376
Software: 9.1%
Adobe, Inc.*	3,704	1,221,616
PTC, Inc.*	9,051	677,830
salesforce.com, Inc.*	2,930	476,535
VMware, Inc., Class A*	4,461	677,135
		3,053,116
Specialty retail: 2.6%
Best Buy Co., Inc.	9,884	867,815
Technology hardware, storage & peripherals: 2.1%
Western Digital Corp.	11,205	711,181
Total common stocks (cost $30,385,554)		33,299,070
Short-term investments: 0.3%
Investment companies: 0.3%
State Street Institutional U.S. Government Money Market Fund (cost $109,531)	109,531	109,531
Investment of cash collateral from securities loaned: 3.8%
Money market funds: 3.8%
State Street Navigator Securities Lending Government Money Market Portfolio (cost $1,255,630)	1,255,630	1,255,630
Total investments: 103.6% (cost $31,750,715)		34,664,231
Liabilities in excess of other assets: (3.6)%		(1,194,334)
Net assets: 100.0%		$33,469,897

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 94.

UBS U.S. Sustainable Equity Fund

Portfolio of investments

December 31, 2019 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$33,299,070	$—	$—	$33,299,070
Short-term investments	—	109,531	—	109,531
Investment of cash collateral from securities loaned	—	1,255,630	—	1,255,630
Total	$33,299,070	$1,365,161	$—	$34,664,231

At December 31, 2019, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

See accompanying notes to financial statements.

UBS Municipal Bond Fund

Portfolio performance

For the six months ended December 31, 2019, Class A shares of UBS Municipal Bond Fund (the "Fund") returned 1.92% (Class A shares returned -0.34% after the deduction of the maximum sales charge), while Class P shares returned 1.95%. For comparison purposes, the Fund's benchmark, the Bloomberg Barclays Municipal Bond Index (the "Index"), returned 2.32%, and the Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index returned 2.08% over the same time period. (Class P shares have lower expenses than the other share class of the Fund. Returns for all share classes over various time periods are shown on page 69; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a positive return during the reporting period, but underperformed its benchmark. This was primarily due to security selection and its positioning in a number of sectors.

Portfolio performance summary1

What worked:

•  Certain positions on the yield curve contributed to performance. In particular, an underweight to the three year portion of the curve, along with overweights to the five and 10 to 20-year portions of the curve, were beneficial for relative performance. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

•  The Fund's ratings biases, overall, were modestly positive for performance. In particular, a large overweight to municipal securities rated A was additive for returns.

•  An overweight to the special tax sector, along with an overweight to local general obligation bonds, contributed to returns.

What didn't work:

•  Having an underweight allocation to the long end of the municipal yield curve (22+ years) detracted from relative performance as they outperformed the benchmark. In addition, an overweight to the seven year portion of the curve was negative for returns.

•  An underweight to municipal securities rated BBB detracted from relative results.

•  Positioning in a number of sectors detracted from performance. In particular, underweights to the industrial development, pollution control revenue, transportation and hospital sectors were drags on relative results.

•  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2019. The views and opinions in the letter were current as of February 14, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Municipal Bond Fund

Average annual total returns for periods ended 12/31/19 (unaudited)

	6 months	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	1.92%	7.42%	2.97%	3.06%
Class P3	1.95%	7.70%	3.21%	3.30%
After deducting maximum sales charge
Class A2	(0.34)%	5.04%	2.50%	2.60%
Bloomberg Barclays Municipal Bond Index[4]	2.32%	7.54%	3.53%	3.62%
Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index[5]	2.08%	7.10%	3.23%	3.30%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2019 prospectuses were as follows: Class A—1.07% and 0.65%; Class P—0.82% and 0.40%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2020, do not exceed 0.65% for Class A shares and 0.40% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement, or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS Municipal Bond Fund and the indices is November 10, 2014.

2  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Bloomberg Barclays Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Municipal Bond Fund

Portfolio statistics—December 31, 2019 (unaudited)1

Summary of municipal securities by state

Percentage of net assets
Municipal bonds
California	1.1%
Connecticut	9.1
Florida	10.1
Georgia	1.8
Illinois	11.8
Maryland	2.5
Massachusetts	2.9
Michigan	3.2
Minnesota	1.2
Mississippi	1.0
Missouri	0.2
Nevada	2.1
New Jersey	3.6
New York	25.4
Ohio	1.4
Pennsylvania	7.7
Rhode Island	1.0
South Carolina	2.4
Texas	9.0
Washington	1.2
Wisconsin	0.3
Total municipal bonds	99.0%
Short-term investments	0.1
Total investments	99.1%
Other assets in excess of liabilities	0.9
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2019 (unaudited)

	Face amount	Value
Municipal bonds: 99.0%
California: 1.1%
California State Kindergarten, GO Bonds, Series A-1, 1.370%, due 05/01/34[1]	$1,000,000	$1,000,000
Series A5, 1.360%, due 05/01/34[1]	200,000	200,000
		1,200,000
Connecticut: 9.1%
State of Connecticut Special Tax Revenue, Transportation Infrastructure Revenue Bonds, Series A, 5.000%, due 01/01/30	1,665,000	2,058,323
State of Connecticut, GO Bonds, Series A, 5.000%, due 04/15/25	1,250,000	1,478,275
Series B, 5.000%, due 04/15/25	2,000,000	2,365,240
Series C, 5.000%, due 06/15/23	1,000,000	1,126,070
Series F, 5.000%, due 09/15/25	2,140,000	2,557,214
		9,585,122
Florida: 10.1%
Central Florida Expressway Authority, Senior Lien Revenue Bonds, Series B, 5.000%, due 07/01/34	1,000,000	1,195,390
Miami-Dade County Revenue Bonds 5.000%, due 10/01/26	1,000,000	1,223,250
School Board of St. Lucie County, Sales Tax Revenue Bonds, AGM 5.000%, due 10/01/26	1,020,000	1,213,372
School Board of Volusia County, Master Lease Program, COP, Series B, 5.000%, due 08/01/31	1,000,000	1,143,820
South Florida Water Management District, COP 5.000%, due 10/01/34	1,000,000	1,178,640
The School Board of Broward County, COP, Series B, 5.000%, due 07/01/30	2,000,000	2,352,900
The School Board of Miami-Dade County, COP, Series A, 5.000%, due 05/01/31	1,000,000	1,156,920
The School Board of Palm Beach County, COP, Series B, 5.000%, due 08/01/31	1,000,000	1,174,930
		10,639,222
Georgia: 1.8%
Brookhaven Development Authority, Childrens Healthcare of Atlanta Revenue Bonds, Series A, 5.000%, due 07/01/29	1,500,000	1,943,535
	Face amount	Value
Municipal bonds—(Continued)
Illinois: 11.8%
City of Chicago O'Hare International Airport Revenue Bonds, Series B, 5.000%, due 01/01/30	$1,000,000	$1,163,500
Series B, 5.000%, due 01/01/31	1,050,000	1,218,157
County of Cook, GO Bonds, Series A, 5.000%, due 11/15/20	1,830,000	1,885,101
Series A, 5.000%, due 11/15/26	1,500,000	1,801,845
Illinois Finance Authority Revenue Bonds 5.000%, due 07/01/37	1,000,000	1,250,190
Illinois State Toll Highway Authority Revenue Bonds, Series B, 5.000%, due 01/01/27	1,000,000	1,210,060
Railsplitter Tobacco Settlement Authority Revenue Bonds 5.000%, due 06/01/25	1,235,000	1,457,510
State of Illinois, Sales Tax Revenue Bonds 5.000%, due 06/15/20	1,190,000	1,207,136
5.000%, due 06/15/22	1,105,000	1,178,759
		12,372,258
Maryland: 2.5%
County of Prince George's MD, GO Bonds, Series A, 5.000%, due 07/15/30	1,000,000	1,303,370
State of Maryland, GO Bonds, Series A, 5.000%, due 08/01/30	1,000,000	1,304,340
		2,607,710
Massachusetts: 2.9%
The Commonwealth of Massachusetts, GO Bonds, Series A, 5.000%, due 01/01/40	1,500,000	1,821,135
Series B, 5.000%, due 07/01/36	1,000,000	1,249,060
		3,070,195
Michigan: 3.2%
Michigan Finance Authority, Trinity Health Credit Group, Hospital Revenue Bonds, Series A, 5.000%, due 12/01/35	1,000,000	1,213,330
Michigan State Building Authority Revenue Bonds, Series I, 5.000%, due 10/15/29	1,800,000	2,185,776
		3,399,106

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2019 (unaudited)

	Face amount	Value
Municipal bonds—(Continued)
Minnesota: 1.2%
State of Minnesota, GO Bonds, Series A, 5.000%, due 08/01/36	$1,000,000	$1,278,480
Mississippi: 1.0%
Mississippi Business Finance Corp., (Chevron USA, Inc. Project) Revenue Bonds, Series A, 1.600%, due 11/01/35[1]	100,000	100,000
Series B, 1.600%, due 12/01/30[1]	200,000	200,000
Series G, 1.600%, due 12/01/30[1]	400,000	400,000
Series I, 1.600%, due 11/01/35[1]	200,000	200,000
Series L, 1.600%, due 11/01/35[1]	100,000	100,000
		1,000,000
Missouri: 0.2%
Missouri State Health & Educational Facilities Authority Educational Facilities Revenue (Washington University) Revenue Bonds, Series B, 1.670%, due 03/01/40[1]	200,000	200,000
Nevada: 2.1%
County of Clark Department of Aviation, Las Vegas-McCarran International Airport Revenue Bonds, Series C, 5.000%, due 07/01/27	1,815,000	2,258,332
New Jersey: 3.6%
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series AA, 5.000%, due 06/15/27	1,500,000	1,655,925
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.000%, due 01/01/27	1,000,000	1,162,360
Series E, 5.000%, due 01/01/34	860,000	997,067
		3,815,352
New York: 25.4%
City of New York, GO Bonds, Series B-1, 5.000%, due 10/01/42	1,200,000	1,487,292
Series F-1, 5.000%, due 04/01/34	1,100,000	1,359,996
Series F-1, 5.000%, due 04/01/40	1,000,000	1,214,400
Metropolitan Transportation Authority Revenue Bonds, Series B-2A, 5.000%, due 05/15/21	1,060,000	1,112,343
	Face amount	Value
Municipal bonds—(Continued)
New York—(Concluded)
New York City Municipal Water Finance Authority, Water & Sewer System Revenue Bonds, Series EE, 5.000%, due 06/15/40	$1,000,000	$1,218,220
New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution Fiscal 2017 Revenue Bonds, Series EE, 5.000%, due 06/15/33	1,000,000	1,224,110
New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution Revenue Bonds, Series A, 1.650%, due 06/15/32[1]	900,000	900,000
Series DD-2, 1.670%, due 06/15/43[1]	700,000	700,000
Series EE-2, 5.000%, due 06/15/40	1,200,000	1,496,244
Series FF, 5.000%, due 06/15/39	2,000,000	2,455,480
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series A-2, 5.000%, due 08/01/38	1,000,000	1,210,720
Series C-2, 5.000%, due 05/01/35	3,000,000	3,697,650
New York State Dormitory Authority, State Sales Tax Revenue Bonds, Series A, 5.000%, due 03/15/43	1,500,000	1,809,450
New York State Urban Development Corp., Sales Tax Revenue Bonds, Series A, 5.000%, due 03/15/41	4,060,000	5,035,334
New York State Urban Development Corp., State Personal Income Tax Revenue Bonds, Series A, 5.000%, due 03/15/36	1,500,000	1,861,125
		26,782,364
Ohio: 1.4%
State of Ohio, GO Bonds, Series A, 5.000%, due 06/15/30	1,110,000	1,469,773
Pennsylvania: 7.7%
City of Philadelphia, GO Bonds 5.000%, due 08/01/20	1,590,000	1,625,234
Commonwealth Financing Authority, Tobacco Master Settlement Payment Revenue Bonds 5.000%, due 06/01/24	1,625,000	1,865,386
Pennsylvania Turnpike Commission Revenue Bonds 5.000%, due 12/01/30	1,750,000	2,136,593

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2019 (unaudited)

	Face amount	Value
Municipal bonds—(Continued)
Pennsylvania—(Concluded)
Series 2017-3, 5.000%, due 12/01/28	$1,000,000	$1,233,760
Series A-2, 5.000%, due 12/01/28	1,000,000	1,248,790
		8,109,763
Rhode Island: 1.0%
Tobacco Settlement Financing Corp., Asset-Backed Revenue Bonds, Series A, 5.000%, due 06/01/21	1,000,000	1,047,240
South Carolina: 2.4%
South Carolina Public Service Authority (Escrowed to Maturity) Revenue Bonds, Series B, 5.000%, due 12/01/20[2]	555,000	574,303
South Carolina Public Service Authority Revenue Bonds, Series A, 5.000%, due 12/01/26	1,010,000	1,187,437
South Carolina Public Service Authority-Unrefunded Balance Revenue Bonds, Series B, 5.000%, due 12/01/20	690,000	712,977
		2,474,717
Texas: 9.0%
Harris County Cultural Education Facilities Finance Corp., (Methodist Hospital) Revenue Bonds, Series C-1, 1.680%, due 12/01/24[1]	370,000	370,000
Lower Colorado River Authority Refunding LCRA Transmission Services Revenue Bonds 5.000%, due 05/15/31	1,000,000	1,260,810
Lower Neches Valley Texas Authority Industrial Development Corp., (ExxonMobil Project) Revenue Bonds 1.590%, due 11/01/38[1]	100,000	100,000
North Texas Tollway Authority Revenue Bonds, Series A, 5.000%, due 01/01/27	3,030,000	3,458,199
	Face amount	Value
Municipal bonds—(Concluded)
Texas—(Concluded)
Series B, 5.000%, due 01/01/29	$1,140,000	$1,451,414
State of Texas, Revenue Anticipation Notes 4.000%, due 08/27/20	1,500,000	1,528,005
University of Texas Revenue Bonds, Series A, 5.000%, due 08/15/38	1,000,000	1,260,080
		9,428,508
Washington: 1.2%
Washington State, GO Bonds, Series C, 5.000%, due 02/01/37	1,000,000	1,249,880
Wisconsin: 0.3%
Uinta County Pollution Control Revenue Refunding-Chevron USA, Inc., Project Revenue Bonds 1.600%, due 08/15/20[1]	300,000	300,000
Total municipal bonds (cost $100,296,094)		104,231,557
	Number of shares
Short-term investments: 0.1%
Investment companies: 0.1%
State Street Institutional U.S. Government Money Market Fund (cost $96,683)	96,683	96,683
Total investments: 99.1% (cost $100,392,777)		104,328,240
Other assets in excess of liabilities: 0.9%		973,245
Net assets: 100.0%		$105,301,485

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 94.

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2019 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Municipal bonds	$—	$104,231,557	$—	$104,231,557
Short-term investments	—	96,683	—	96,683
Total	$—	$104,328,240	$—	$104,328,240

At December 31, 2019, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

2  Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.

See accompanying notes to financial statements.

UBS Sustainable Development Bank Bond Fund

Portfolio performance

For the six months ended December 31, 2019 (the "reporting period"), Class P shares of UBS Sustainable Development Bank Bond Fund (the "Fund") returned 1.23%. For comparison purposes, the Bloomberg Barclays U.S. Treasury Index (the "Index") returned 1.59%. The Fund's secondary benchmark, the Solactive Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index, retuned 1.44% during the reporting period. Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.

Fund overview

The Fund seeks current income. Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and/or instruments that provide exposure to bonds issued by development banks. Development banks are financial organizations formed by government entities to promote economic and social development.

The development bank bond market typically follows high-quality US government bonds. As each of the global Multilateral Development Banks ("MDB") are supranational entities backed by multiple member governments, MDBs historically have a similar credit profile to major sovereign issuers, such as the US government. Consequently, MDB bonds have generally delivered comparable returns to US Treasuries.

Market review

Global economic activity stabilized in the second half of 2019. Some of the major global themes that drove the slowdown, such as the trade war between the US and China, as well as the risk of a "No-Deal Brexit," were tackled, and at least temporary solutions were found. At the same time, central banks kept their cautions stance, with some of the major ones even cutting rates and restarting quantitative easing ("QE"). This helped to brighten both economic- and market-sentiment.

The US economy mirrored the global trend. Economic activity stabilized on a still healthy level. After cutting its benchmark rate three times in 2019, the Federal Reserve Board ("Fed") kept its policy unchanged in December, with a positive view on the labor market and household spending.

Meanwhile, volatility in the US rates market picked up during the reporting period. The 10-year US Treasury yield traded in a range of more than 50 basis points (i.e., 0.50%). After falling to a new record low, Treasury yields stabilized and closed the year at 1.92% versus 2.00% at the start of the reporting period.

Led by the direction of US Treasury yields, yields of sustainable development banks (SDB) closed the reporting period also slightly lower. The robust demand for high quality bonds, coupled with a lack of supply, continued and helped spreads of SDB bonds tighten somewhat.

UBS Sustainable Development Bank Bond Fund

Portfolio performance summary

The Fund seeks to minimize tracking error relative to its secondary benchmark (before fees and expenses), which is constructed from a blend of two market indexes designed to measure the performance of the US dollar-denominated multilateral development bank bond market. The Fund is passively managed but does not seek to directly replicate the secondary benchmark. During the reporting period, the Fund's underperformance relative to its secondary benchmark was largely driven by transaction costs, along with fees and expenses. Additionally, the performance deviation between the Fund and the primary index is explained by the longer duration of the Index. No derivatives were used in managing the Fund during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2019. The views and opinions in the letter were current as of February 14, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS Sustainable Development Bank Bond Fund

Average annual total returns for periods ended 12/31/19 (unaudited)

	6 months	1 year	Inception[1]
Class P2	1.23%	6.80%	7.59%
Bloomberg Barclays U.S. Treasury Index[3]	1.59%	6.86%	9.92%
Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index.[4]	1.44%	6.74%	9.59%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2019 prospectuses were as follows: Class P—2.19% and 0.25%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2020, do not exceed 0.35% for Class A shares and 0.25% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P of UBS Sustainable Development Bank Bond Fund is October 24, 2018.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The Bloomberg Barclays US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index is a composite index, constructed from a blend of two market indexes designed to measure the performance of the US dollar denominated multilateral development bank bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Sustainable Development Bank Bond Fund

Portfolio statistics—December 31, 2019 (unaudited)1

Top ten holdings

Percentage of net assets
Inter-American Development Bank, 2.250%, due 06/18/29	7.3%
International Bank for Reconstruction & Development, 2.500%, due 11/22/27	5.4
Inter-American Development Bank, 3.125%, due 09/18/28	5.1
Asian Infrastructure Investment Bank/The, 2.250%, due 05/16/24	4.4
International Development Association, 2.750%, due 04/24/23	4.1
International Bank for Reconstruction & Development, 2.500%, due 07/29/25	3.9
International Bank for Reconstruction & Development, 1.875%, due 10/27/26	3.8
Inter-American Development Bank, 2.000%, due 07/23/26	3.3
International Bank for Reconstruction & Development, 1.750%, due 10/23/29	3.3
Inter-American Development Bank, 2.375%, due 07/07/27	3.2
Total	43.8%

Sector allocation

Percentage of net assets
Non-U.S. Government agency obligations	97.8%
Short-term investments	1.7
Investment of cash collateral from securities loaned	2.5
Total investments	102.0%
Liabilities in excess of other assets	(2.0)
Total	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Sustainable Development Bank Bond Fund

Portfolio of investments

December 31, 2019 (unaudited)

	Face amount	Value
Non-U.S. government agency obligations: 97.8%
Supranationals: 97.8%
African Development Bank, Series GDIF, 1.250%, due 07/26/21	$450,000	$446,914
2.125%, due 11/16/22	200,000	202,291
2.625%, due 03/22/21	200,000	202,229
3.000%, due 09/20/23[1]	700,000	732,287
Agence Francaise de Developpement, EMTN 2.750%, due 03/22/21[2]	1,000,000	1,011,170
2.750%, due 01/22/22[2]	400,000	407,576
Asian Development Bank 2.625%, due 01/30/24	100,000	103,424
Asian Development Bank, GMTN 1.750%, due 09/19/29	400,000	390,688
2.000%, due 01/22/25	75,000	75,599
2.500%, due 11/02/27	100,000	103,911
2.625%, due 01/12/27	100,000	104,615
2.750%, due 01/19/28	340,000	360,229
3.125%, due 09/26/28	400,000	436,156
Asian Infrastructure Investment Bank/The 2.250%, due 05/16/24	1,550,000	1,579,283
Corp. Andina de Fomento 2.125%, due 09/27/21	125,000	124,655
4.375%, due 06/15/22	300,000	314,664
Council of Europe Development Bank 1.625%, due 03/16/21	750,000	748,815
2.500%, due 02/27/24	800,000	821,285
European Bank for Reconstruction & Development, EMTN 1.875%, due 07/15/21	200,000	200,499
European Bank for Reconstruction & Development, GMTN 1.500%, due 11/02/21	250,000	249,151
2.750%, due 03/07/23	850,000	877,155
European Investment Bank 1.875%, due 02/10/25[1]	375,000	375,971
2.625%, due 03/15/24	425,000	439,808
3.250%, due 01/29/24	500,000	529,355
IDB Trust Services Ltd. 3.389%, due 09/26/23[2]	800,000	835,600
IDB Trust Services Ltd., EMTN 2.393%, due 04/12/22[2]	400,000	402,508
Inter-American Development Bank 2.000%, due 07/23/26	1,200,000	1,209,010
2.125%, due 01/15/25	825,000	837,242
2.250%, due 06/18/29	2,582,000	2,638,959
2.375%, due 07/07/27	1,135,000	1,170,509
3.000%, due 02/21/24	250,000	262,217
3.125%, due 09/18/28	1,700,000	1,853,189
Inter-American Development Bank, GMTN 1.750%, due 04/14/22	100,000	100,112
2.000%, due 06/02/26	600,000	603,458
	Face amount	Value
Non-U.S. government agency obligations—(Concluded)
Supranationals—(Concluded)
International Bank for Reconstruction & Development, 2.000%, due 01/26/22	$100,000	$100,675
2.125%, due 07/01/22	50,000	50,538
2.500%, due 03/19/24	650,000	669,654
3.000%, due 09/27/23	100,000	104,613
Series GDIF, 1.375%, due 05/24/21	250,000	248,993
1.500%, due 08/28/24	950,000	938,553
1.750%, due 10/23/29	1,210,000	1,181,272
1.875%, due 10/27/26	1,400,000	1,396,571
2.125%, due 03/03/25	100,000	101,717
2.500%, due 11/25/24	300,000	309,892
2.500%, due 07/29/25	1,350,000	1,398,775
2.500%, due 11/22/27	1,893,000	1,970,773
2.750%, due 07/23/21	300,000	304,912
International Development Association 2.750%, due 04/24/23[1,2]	1,425,000	1,471,199
International Finance Corp., GMTN 1.125%, due 07/20/21	250,000	247,823
1.375%, due 10/16/24	500,000	490,585
2.125%, due 04/07/26	675,000	682,672
2.250%, due 01/25/21	150,000	150,873
2.875%, due 07/31/23	100,000	103,869
Kreditanstalt fuer Wiederaufbau 2.000%, due 05/02/25	1,000,000	1,010,992
2.875%, due 04/03/28	384,000	410,219
Nordic Investment Bank 2.125%, due 02/01/22	200,000	201,720
2.875%, due 07/19/23	1,100,000	1,142,620
Total non-U.S. government agency obligations (cost $34,731,112)		35,440,044
	Number of shares
Short-term investments: 1.7%
Investment companies: 1.7%
State Street Institutional U.S. Government Money Market Fund (cost $612,590)	612,590	612,590
Investment of cash collateral from securities loaned: 2.5%
Money market funds: 2.5%
State Street Navigator Securities Lending Government Money Market Portfolio (cost $916,416)	916,416	916,416
Total investments: 102.0% (cost $36,260,118)		36,969,050
Liabilities in excess of other assets: (2.0)%		(724,777)
Net assets: 100.0%		$36,244,273

UBS Sustainable Development Bank Bond Fund

Portfolio of investments

December 31, 2019 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 94.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Non-U.S. government agency obligations	$—	$35,440,044	$—	$35,440,044
Short-term investments	—	612,590	—	612,590
Investment of cash collateral from securities loaned	—	916,416	—	916,416
Total	$—	$36,969,050	$—	$36,969,050

At December 31, 2019, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Security, or portion thereof, was on loan at the period end.

2  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See accompanying notes to financial statements.

UBS Total Return Bond Fund

Portfolio performance

For the six months ended December 31, 2019, Class A shares of UBS Total Return Bond Fund (the "Fund") returned 2.95% (Class A shares returned -0.92% after the deduction of the maximum sales charge), while Class P shares returned 3.08%.For comparison purposes, the Bloomberg Barclays U.S. Aggregate Bond Index (the "Index") returned 2.45%. (Class P shares have lower expenses than the other share class of the Fund. Returns for all share classes over various time periods are shown on page 83; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.)

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. A number of credit derivatives, including credit-default swap index (CDX) options and total return swaps, were used to manage the Fund's credit exposure. For active currency management, we utilized FX forwards. For managing interest rate exposure, we utilized interest rate futures during the reporting period. Derivatives were just one tool, among others, that we used to implement our overall strategy. Looking at the impact of derivatives in isolation is not very meaningful and could potentially be misleading, as often times they are used as a complement or risk mitigant to other existing positions in the portfolio.

Market commentary

Despite concerns that trade conflicts, Brexit uncertainties and other issues could lead to an economic contraction, the global economy continued to expand during the reporting period, albeit at a modest pace. Looking back, the US Commerce Department reported that gross domestic product ("GDP") grew at a 3.1% seasonally adjusted annualized rate during the first quarter of 2019. GDP growth was then 2.0% and 2.1% during the second and third quarters of 2019, respectively. Finally, the US Commerce Department's initial estimate for fourth quarter GDP growth in the US, released after the reporting period ended, was 2.1%.

The US Federal Reserve Board (the "Fed") proactively addressed moderating growth with a "dovish pivot" in January 2019. In particular, after raising interest rates four times in 2018, the Fed indicated it would pause from additional rate hikes. After analyzing incoming economic data for several months, the Fed pulled the trigger and lowered the federal funds rate at its meetings in July, September and October 2019. In its final meeting of the year in December 2019, the Fed indicated a pause from further actions for the time being, saying, "...participants regarded the current stance of monetary policy as likely to remain appropriate for a time as long as incoming information about the economy remained broadly consistent with the economic outlook".

The global fixed income market posted positive results during the reporting period. In the US, both short- and long-term Treasury yields declined (bond yields and prices move in the opposite direction). For the six months ended December 31, 2019, the yield on the US 10-year Treasury fell from 2.00% to 1.92%. Government bond yields outside the US also generally moved lower amid moderating economic growth and accommodative monetary policies by a number of developed and emerging market central banks. The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index, returned 2.45% during the reporting period. Riskier fixed income securities also rallied. High yield bonds, as measured by the ICE BofA US High Yield Cash Pay Constrained Index, returned 14.40% during the reporting period. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global), gained 3.45%.

Portfolio performance summary

What worked:

•  Duration management: The Fund's US exposure versus short positions in the Australia, the euro area and the UK contributed to performance during the reporting period.

UBS Total Return Bond Fund

•  Security selection: The Fund's security selection was the primary driver of performance. Specifically, security selection in corporates (both financials and industrials), commercial mortgage-backed securities (CMBS) and US agency securities were additive for returns.

•  Sector allocation: Sector allocation also contributed, notably allocations to corporate bonds, asset-backed securities, commercial mortgage-back securities and non-US dollar debt.

What didn't work:

•  Mortgage-backed security (MBS): An underweight exposure to MBS and security selection within MBS was the primary negative for relative performance during the reporting period.

Market outlook

The recent increase in geopolitical tensions may have a lasting impact on interest rates and the performance of risk assets, as it will likely increase event risk. Economic data in the US has started the year with a disappointing manufacturing report, while European data continues to be more mixed. The signing of the initial US-China trade agreement will unlikely lead to a resolution of the larger tensions between the two nations. The Fed may still find it necessary to fine tune monetary policy if the economic outlook deteriorates and/or inflation remains below its long run target. Comments from Fed officials in late 2019 and early 2020 confirm our belief that the potential for a new approach to dealing with the ongoing shortfalls in inflation is being considered.

We find US rates attractive versus most developed markets. The mixed performance of the US dollar may finally offer some opportunities more broadly in foreign exchange. We have seen the early signs of greater risk taking in local currency emerging markets debt, as most risk assets continue to trade well into 2020. Thematically, the strong demand for fixed income assets appears to be well supported, as the ongoing scarcity of high quality, positive yielding fixed income assets will likely continue to drive flows into markets such as US securitized, investment-grade corporates and emerging markets.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2019. The views and opinions in the letter were current as of February 14, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS Total Return Bond Fund

Average annual total returns for periods ended 12/31/19 (unaudited)

	6 months	1 year	5 years	10 years or Inception[1]
Before deducting maximum sales charge
Class A1	2.95%	10.35%	N/A	2.75%
Class P3	3.08	10.62	2.48%	4.86
After deducting maximum sales charge
Class A2	(0.92)%	6.19%	N/A	1.56%
Bloomberg Barclays US Aggregate Index[4]	2.45	8.72	3.05%	2.68

The annualized gross and net expense ratios as in the October 28, 2019 prospectuses were as follows: Class A—1.68% and 0.75%; Class P—1.45% and 0.50%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2020, do not exceed 0.75% for Class A shares and 0.50% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of A shares of UBS Total Return Bond Fund and the index is September 29, 2016. 10 years fund performance is shown for Class P Shares, and the 10 years index performance of the Bloomberg Barclays US Aggregate Index is 3.75%. The Fund's Class P shares acquired the assets and liabilities of Fort Dearborn Income Securities, Inc., a closed-end fund (the "Predecessor Fund"), prior to the opening of business on May 23, 2016 (the "Reorganization"). The Predecessor Fund was also managed by the Advisor, and the day-to-day management of, and investment decisions for, the Fund and the Predecessor Fund are made by the same portfolio management team. The Funds have generally similar investment objectives and strategies. Therefore, the information shown above reflects the historical performance of the Predecessor Fund for periods prior to the Reorganization. The performance information shown for periods prior to the Reorganization is for the Predecessor Fund and may not be representative of performance of the Fund.

2  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Aggregate Bond Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, assetbacked and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses."

A temporary redemption fee of 2% was imposed on sales of Class P shares of the Fund between May 23, and August 22, 2016.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Total Return Bond Fund

Portfolio statistics—December 31, 2019 (unaudited)1

Top ten holdings

Precentage of net assets
FNMA, 3.500% due 02/01/48	2.4%
AmeriCredit Automobile Receivables, 3.720% due 12/08/21	1.9
UMBS TBA, 3.500%	1.8
FNMA, 3.500% due 01/01/50	1.8
GNMA II, 3.000% due 08/20/46	1.6
FNMA, 3.000% due 08/01/46	1.4
VNDO Mortgage Trust, 3.947% due 12/13/29	1.3
CHT Mortgage Trust, 4.740% due 11/15/36	1.2
FNMA, 3.500% due 11/01/47	1.2
U.S. Treasury Inflation Indexed Notes (TIPS), 0.500% due 04/15/24	1.1
Total	15.7%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	90.2%
United Kingdom	2.6
Colombia	1.2
Canada	1.2
Mexico	0.9
Total	96.1%

1  The Fund's Portfolio is actively managed and its composition will vary over time.

UBS Total Return Bond Fund

Industry diversification—December 31, 2019 (unaudited)1

Corporate bonds	Percentage of net assets
Agriculture	0.1%
Auto manufacturers	0.2
Banks	8.1
Beverages	0.5
Biotechnology	0.7
Chemicals	1.9
Commercial services	0.1
Computers	0.9
Diversified financial services	2.4
Electric	1.7
Electronics	0.4
Food	0.3
Healthcare-products	0.1
Healthcare-services	0.9
Insurance	1.0
Internet	0.4
Media	1.4
Mining	0.3
Miscellaneous manufacturers	1.0
Oil & gas	3.3
Pharmaceuticals	1.7
Pipelines	1.7
Real estate	1.6
Real estate investment trust	0.6
Retail	0.3
Semiconductors	1.0
Software	1.0
Telecommunications	1.4
Transportation	0.6
Total corporate bonds	35.6%
Percentage of net assets
Asset-backed securities	13.7%
Mortgage-backed securities	19.4
Municipal bonds	1.0
Non-U.S. government agency obligations	3.0
U.S. government agency obligations	24.2
U.S. treasury obligations	3.1
Short-term investments	2.5
Investment of cash collateral from securities loaned	0.8
Total investments	103.3%
Liabilities in excess of other assets	(3.3)
Net assets	100.0%

1  The Fund's portfolio is actively managed and its composition will vary over time.

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2019 (unaudited)

	Face amount[1]	Value
Asset-backed securities: 13.7%
United States: 13.7%
American Credit Acceptance Receivables Trust, Series 2018-3, Class B, 3.490%, due 06/13/22[2]	229,529	$229,919
AmeriCredit Automobile Receivables, Series 2015-4, Class D, 3.720%, due 12/08/21	725,000	728,751
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class D, 3.820%, due 03/18/24	100,000	103,456
Capital Auto Receivables Asset Trust, Series 2015-4, Class D, 3.620%, due 05/20/21	81,281	81,343
Series 2016-2, Class B, 2.110%, due 03/22/21	28,739	28,736
CPS Auto Trust, Series 2018-C, Class D, 4.400%, due 06/17/24[2]	150,000	154,500
Dell Equipment Finance Trust, Series 2017-1, Class C, 2.950%, due 04/22/22[2]	95,938	96,009
Series 2018-1, Class D, 3.850%, due 06/24/24[2]	120,000	121,790
Drive Auto Receivables Trust, Series 2017-1, Class D, 3.840%, due 03/15/23	75,000	75,762
Series 2017-2, Class C, 2.750%, due 09/15/23	7,581	7,582
Series 2018-1, Class D, 3.810%, due 05/15/24	225,000	228,688
Series 2018-2, Class D, 4.140%, due 08/15/24	200,000	204,005
Series 2018-3, Class D, 4.300%, due 09/16/24	300,000	307,393
Series 2018-4, Class D, 4.090%, due 01/15/26	150,000	154,156
Exeter Automobile Receivables Trust, Series 2016-3A, Class B, 2.840%, due 08/16/21[2]	4,380	4,381
Series 2018-1A, Class D, 3.530%, due 11/15/23[2]	100,000	101,479
Flagship Credit Auto Trust, Series 2016-4, Class B, 2.410%, due 10/15/21[2]	40,049	40,046
HPEFS Equipment Trust, Series 2019-1A, Class D, 2.720%, due 09/20/29[2]	200,000	199,902
Invitation Homes Trust, Series 2018-SFR1, Class C, 1 mo. USD LIBOR + 1.250%, 2.987%, due 03/17/37[2,3]	100,000	99,756
Series 2018-SFR2, Class D, 1 mo. USD LIBOR + 1.450%, 3.190%, due 06/17/37[2,3]	150,000	150,187
	Face amount[1]	Value
Asset-backed securities—(Concluded)
United States—(Concluded)
New Residential Advance Receivables Trust Advance Receivables Backed, Series 2019-T5, Class AT5, 2.425%, due 10/15/51[2]	300,000	$299,994
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class C, 3.850%, due 10/14/25[2]	300,000	306,755
PSNH Funding LLC, Series 2018-1, Class A3, 3.814%, due 02/01/35	175,000	189,917
Santander Drive Auto Receivables Trust, Series 2017-2, Class D, 3.490%, due 07/17/23	100,000	101,107
Series 2017-3, Class D, 3.200%, due 11/15/23	225,000	227,732
Series 2018-4, Class D, 3.980%, due 12/15/25	225,000	230,203
Sofi Consumer Loan Program Trust, Series 2017-6, Class B, 3.520%, due 11/25/26[2]	225,000	228,888
Series 2018-1, Class B, 3.650%, due 02/25/27[2]	100,000	101,881
Series 2018-2, Class A2, 3.350%, due 04/26/27[2]	175,000	176,051
Series 2018-2, Class B, 3.790%, due 04/26/27[2]	125,000	127,287
Series 2018-3, Class B, 4.020%, due 08/25/27[2]	125,000	128,210
Total asset-backed securities (cost $5,161,559)		5,235,866
Corporate bonds: 35.6%
Belgium: 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.900%, due 02/01/46	165,000	195,135
Brazil: 0.8%
Petrobras Global Finance BV 7.375%, due 01/17/27	250,000	304,500
Canada: 1.2%
Canadian Natural Resources Ltd., GMTN 4.950%, due 06/01/47	50,000	60,620
Cenovus Energy, Inc. 5.400%, due 06/15/47	80,000	93,205
NOVA Chemicals Corp. 5.250%, due 08/01/23[2]	210,000	214,471
Rogers Communications, Inc. 5.000%, due 03/15/44	60,000	72,514
		440,810
Cayman Islands: 0.5%
CIFI Holdings Group Co. Ltd. 5.500%, due 01/23/23[4]	200,000	200,680

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2019 (unaudited)

	Face amount[1]	Value
Corporate bonds—(Continued)
China: 0.6%
Country Garden Holdings Co. Ltd. 8.000%, due 01/27/24[4]	200,000	$218,955
Colombia: 0.2%
Ecopetrol SA 5.375%, due 06/26/26	70,000	78,488
Germany: 0.4%
Deutsche Bank AG 4.250%, due 02/04/21	150,000	152,372
Hong Kong: 0.5%
Yanlord Land HK Co. Ltd. 6.750%, due 04/23/23[4]	200,000	204,540
Israel: 0.1%
Teva Pharmaceutical Finance IV BV 3.650%, due 11/10/21	57,000	56,127
Luxembourg: 0.5%
INEOS Group Holdings SA 5.625%, due 08/01/24[2,5]	200,000	205,400
Mexico: 0.9%
Petroleos Mexicanos 7.690%, due 01/23/50[2]	300,000	328,713
Netherlands: 0.2%
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, due 06/18/26[2]	65,000	68,877
Peru: 0.3%
Southern Copper Corp. 6.750%, due 04/16/40	90,000	120,094
United Kingdom: 2.6%
Barclays PLC 4.836%, due 05/09/28	200,000	215,443
HSBC Holdings PLC 3.400%, due 03/08/21	260,000	264,068
Lloyds Banking Group PLC 4.582%, due 12/10/25	200,000	216,383
Reynolds American, Inc. 7.250%, due 06/15/37	35,000	45,522
Royal Bank of Scotland Group PLC 3.875%, due 09/12/23	250,000	261,821
		1,003,237
United States: 26.3%
Abbott Laboratories 3.750%, due 11/30/26	45,000	49,137
AbbVie, Inc. 2.500%, due 05/14/20	200,000	200,300
ADT Security Corp./The 3.500%, due 07/15/22	140,000	142,538
	Face amount[1]	Value
Corporate bonds—(Continued)
United States—(Continued)
AEP Texas, Inc., Series G, 4.150%, due 05/01/49	50,000	$55,313
Series E, 6.650%, due 02/15/33	50,000	67,443
Alabama Power Co. 6.000%, due 03/01/39	100,000	137,724
Apache Corp. 4.375%, due 10/15/28[5]	100,000	104,401
Apple, Inc. 4.650%, due 02/23/46	100,000	125,095
AT&T, Inc. 4.300%, due 02/15/30	266,000	295,518
Bank of America Corp. 6.110%, due 01/29/37	125,000	168,623
Bank of America Corp., MTN 4.200%, due 08/26/24	150,000	161,008
Berkshire Hathaway Energy Co. 4.450%, due 01/15/49	100,000	118,637
Biogen, Inc. 4.050%, due 09/15/25	100,000	108,673
5.200%, due 09/15/45	50,000	60,217
Boston Properties LP, REIT 2.750%, due 10/01/26	210,000	212,783
Bristol-Myers Squibb Co. 3.200%, due 06/15/26[2]	150,000	157,300
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.125%, due 01/15/25	30,000	30,349
Burlington Northern Santa Fe LLC 5.150%, due 09/01/43	100,000	127,286
CCO Holdings LLC/CCO Holdings Capital Corp. 5.500%, due 05/01/26[2]	150,000	158,063
CF Industries, Inc. 3.450%, due 06/01/23	150,000	154,362
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579%, due 07/23/20	150,000	150,954
Citigroup, Inc. 4.125%, due 07/25/28	50,000	54,500
5.500%, due 09/13/25	300,000	342,702
6.675%, due 09/13/43	50,000	73,060
Comcast Corp. 3.969%, due 11/01/47	88,000	96,783
4.600%, due 10/15/38	50,000	59,472
4.700%, due 10/15/48	50,000	61,542
CVS Health Corp. 4.300%, due 03/25/28	120,000	130,948
Dell International LLC/EMC Corp. 4.420%, due 06/15/21[2]	100,000	102,889
DuPont de Nemours, Inc. 4.725%, due 11/15/28	100,000	113,399

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2019 (unaudited)

	Face amount[1]	Value
Corporate bonds—(Continued)
United States—(Continued)
Eaton Corp. 2.750%, due 11/02/22	190,000	$193,770
Energy Transfer Operating LP 5.500%, due 06/01/27	50,000	56,153
Enterprise Products Operating LLC 2.850%, due 04/15/21	105,000	106,132
Exelon Corp. 3.400%, due 04/15/26	150,000	156,575
FedEx Corp. 4.550%, due 04/01/46	50,000	51,284
Fiserv, Inc. 3.200%, due 07/01/26	60,000	62,062
GE Capital International Funding Co. Unlimited Co. 2.342%, due 11/15/20	200,000	200,151
3.373%, due 11/15/25	200,000	208,168
General Electric Co., Series D, (fixed, converts to FRN on 01/21/21), 5.000%, due 01/21/21[6]	99,000	96,967
General Motors Co. 6.600%, due 04/01/36	70,000	82,462
Georgia Power Co., Series C, 2.000%, due 09/08/20	70,000	69,971
Gilead Sciences, Inc. 3.650%, due 03/01/26	75,000	80,652
Goldman Sachs Group, Inc./The 5.150%, due 05/22/45	80,000	98,067
5.750%, due 01/24/22	305,000	327,293
Home Depot, Inc./The 2.125%, due 09/15/26	100,000	99,839
Illinois Tool Works, Inc. 2.650%, due 11/15/26	80,000	82,070
International Lease Finance Corp. 5.875%, due 08/15/22	120,000	130,677
JPMorgan Chase & Co., Series I, 3 mo. USD LIBOR + 3.470%, 5.406%, due 01/30/20[3,6]	97,000	97,873
Kinder Morgan, Inc. 5.550%, due 06/01/45	40,000	47,816
6.500%, due 09/15/20	100,000	103,053
Kroger Co./The 6.900%, due 04/15/38	25,000	33,603
Liberty Mutual Group, Inc. 4.250%, due 06/15/23[2]	45,000	47,789
4.569%, due 02/01/29[2]	155,000	172,989
LYB International Finance BV 4.875%, due 03/15/44[5]	50,000	56,186
Marathon Oil Corp. 4.400%, due 07/15/27	75,000	81,480
	Face amount[1]	Value
Corporate bonds—(Continued)
United States—(Continued)
Marathon Petroleum Corp. 4.750%, due 09/15/44	70,000	$76,742
MetLife, Inc. 6.400%, due 12/15/36	35,000	42,875
Microsoft Corp. 2.375%, due 02/12/22	250,000	253,367
4.450%, due 11/03/45	60,000	74,901
Morgan Stanley 4.300%, due 01/27/45	50,000	58,638
4.875%, due 11/01/22	350,000	374,959
Morgan Stanley, GMTN 4.350%, due 09/08/26	140,000	152,996
MPLX LP 4.875%, due 06/01/25	70,000	76,398
Nabors Industries, Inc. 4.625%, due 09/15/21	150,000	149,063
NCR Corp. 5.000%, due 07/15/22	40,000	40,425
Netflix, Inc. 5.500%, due 02/15/22	140,000	148,225
Oncor Electric Delivery Co. LLC 3.750%, due 04/01/45	50,000	54,201
Prudential Financial, Inc., MTN 6.625%, due 06/21/40	50,000	70,130
QUALCOMM, Inc. 3.250%, due 05/20/27	60,000	63,081
Quicken Loans, Inc. 5.750%, due 05/01/25[2]	260,000	268,775
RR Donnelley & Sons Co. 7.875%, due 03/15/21	36,000	37,260
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27	200,000	219,933
Seagate HDD Cayman 5.750%, due 12/01/34	80,000	83,668
Shire Acquisitions Investments Ireland DAC 2.400%, due 09/23/21	100,000	100,543
Smithfield Foods, Inc. 3.350%, due 02/01/22[2]	80,000	80,205
Sunoco Logistics Partners Operations LP 5.400%, due 10/01/47	50,000	54,218
Synchrony Financial 4.500%, due 07/23/25	90,000	97,015
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[2]	60,000	68,033
Tenet Healthcare Corp. 4.625%, due 07/15/24	200,000	204,750
Texas Instruments, Inc. 1.850%, due 05/15/22	220,000	219,785
Union Pacific Corp. 4.050%, due 11/15/45	40,000	43,414
UnitedHealth Group, Inc. 4.625%, due 07/15/35	100,000	121,216

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2019 (unaudited)

	Face amount[1]	Value
Corporate bonds—(Concluded)
United States—(Concluded)
Verizon Communications, Inc. 5.250%, due 03/16/37	140,000	$175,433
Wells Fargo & Co., MTN (fixed, converts to FRN on 06/17/26), 3.196%, due 06/17/27	70,000	72,558
		10,046,908
Total Corporate bonds (cost $12,883,276)		13,624,836
Mortgage-backed securities: 19.4%
United States: 19.4%
Angel Oak Mortgage Trust, Series 2019-5, Class A1, 2.593%, due 10/25/49[2,7]	168,333	167,919
Angel Oak Mortgage Trust I LLC, Series 2018-3, Class A1, 3.649%, due 09/25/48[2,7]	120,298	121,678
Series 2019-4, Class A1, 2.993%, due 07/26/49[2,7]	237,713	238,367
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 1 mo. USD LIBOR + 2.100%, 3.840%, due 04/15/35[2,3]	100,000	99,749
BANK, Series 2017-BNK7, Class C, 4.051%, due 09/15/60[7]	100,000	103,572
Series 2018-BN14, Class E, 3.000%, due 09/15/60[2,7]	250,000	212,849
Series 2018-BN15, Class A4, 4.407%, due 11/15/61[7]	150,000	170,297
BBCMS Trust, Series 2015-SRCH, Class B, 4.498%, due 08/10/35[2]	135,000	147,251
BENCHMARK Mortgage Trust, Series 2018-B4, Class D, 2.813%, due 07/15/51[2,7]	100,000	88,448
Series 2019-B10, Class C, 3.750%, due 03/15/62	200,000	201,692
CHT Mortgage Trust, Series 2017-CSMO, Class E, 1 mo. USD LIBOR + 3.000%, 4.740%, due 11/15/36[2,3]	475,000	475,431
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class A4, 3.778%, due 09/10/58	143,000	152,756
Series 2017-P8, Class D, 3.000%, due 09/15/50[2]	300,000	248,495
Commercial Mortgage Trust, Series 2015-CR24, Class D, 3.463%, due 08/10/48[7]	150,000	139,307
Series 2017-COR2, Class C, 4.562%, due 09/10/50[7]	200,000	211,892
	Face amount[1]	Value
Mortgage-backed securities—(Continued)
United States—(Continued)
CSAIL Commercial Mortgage Trust, Series 2017-C8, Class D, 4.470%, due 06/15/50[2]	141,000	$136,283
Deephaven Residential Mortgage Trust, Series 2018-3A, Class A1, 3.789%, due 08/25/58[2,7]	152,038	152,900
FREMF Mortgage Trust, Series 2017-K64, Class B, 4.117%, due 05/25/50[2,7]	50,000	52,810
Series 2017-K724, Class B, 3.599%, due 11/25/23[2,7]	265,000	270,340
GS Mortgage Securities Corp. Trust, Series 2017-SLP, Class E, 4.591%, due 10/10/32[2,7]	225,000	226,675
Hilton USA Trust, Series 2016-SFP, Class E, 5.519%, due 11/05/35[2]	125,000	125,202
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class D, 5.157%, due 05/15/45[7]	150,000	151,757
Series 2018-ASH8, Class D, 1 mo. USD LIBOR + 2.050%, 3.790%, due 02/15/35 [2,3]	100,000	99,999
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class AS, 3.800%, due 01/15/48	200,000	210,026
Series 2015-C29, Class D, 3.656%, due 05/15/48[7]	100,000	85,916
Series 2015-C30, Class A5, 3.822%, due 07/15/48	170,000	181,887
JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class D, 3.397%, due 06/15/49[2,7]	175,000	159,152
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4, 3.732%, due 05/15/48	100,000	106,412
Series 2015-C24, Class AS, 4.036%, due 05/15/48[7]	75,000	79,900
Series 2016-C32, Class AS, 3.994%, due 12/15/49[7]	273,000	290,345
Series 2017-C34, Class C, 4.185%, due 11/15/52[7]	100,000	103,997
Morgan Stanley Capital I, Inc., Series 2017-HR2, Class C, 4.226%, due 12/15/50[7]	175,000	183,972
Series 2017-HR2, Class D, 2.730%, due 12/15/50	100,000	89,754
Residential Mortgage Loan Trust, Series 2019-3, Class A1, 2.633%, due 09/25/59[2,7]	192,416	191,818

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2019 (unaudited)

	Face amount[1]		Value
Mortgage-backed securities—(Concluded)
United States—(Concluded)
RETL, Series 2019-RVP, Class C, 1 mo. USD LIBOR + 2.100%, 3.840%, due 03/15/36[2,3]		200,000	$200,500
Rosslyn Portfolio Trust, Series 2017-ROSS, Class E, 1 mo. USD LIBOR + 3.000%, 4.740%, due 06/15/33[2,3]		275,000	276,328
Starwood Retail Property Trust, Series 2014-STAR, Class C, 1 mo. USD LIBOR + 2.750%, 4.490%, due 11/15/27[2,3]		125,000	123,721
Verus Securitization Trust, Series 2019-1, Class A1, 3.836%, due 02/25/59[2,7]		161,517	163,155
Series 2019-3, Class A1, 2.784%, due 07/25/59[2,8]		157,155	157,336
Series 2019-4, Class A1, 2.642%, due 11/25/59[2,8]		146,831	146,714
VNDO Mortgage Trust, Series 2013-PENN, Class D, 3.947%, due 12/13/29[2,7]		500,000	502,814
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class C, 4.835%, due 05/15/51[7]		150,000	160,909
Total Mortgage-backed securities (cost $7,227,506)			7,410,325
Municipal bonds: 1.0%
California: 1.0%
State of California, GO Bonds 7.300%, due 10/01/39 (cost $364,397)		250,000	381,755
Non-U.S. government agency obligations: 3.0%
Colombia: 1.0%
Colombia Government International Bond 8.125%, due 05/21/24		305,000	374,102
Ecuador: 0.5%
Ecuador Government International Bond 10.750%, due 01/31/29[4]		200,000	195,000
Indonesia: 0.4%
Indonesia Government International Bond 6.625%, due 02/17/37[2]		100,000	135,937
Panama: 0.1%
Panama Government International Bond 3.870%, due 07/23/60		50,000	53,825
South Africa: 0.3%
South Africa Government Bond, Series 2048, 8.750%, due 02/28/48	ZAR	1,900,000	118,784
	Face amount[1]	Value
Non-U.S. government agency obligations—(Concluded)
Turkey: 0.3%
Turkey Government International Bond 6.875%, due 03/17/36	100,000	$103,375
Uruguay: 0.4%
Uruguay Government International Bond 7.625%, due 03/21/36	100,000	147,812
Total non-U.S. government agency obligations (cost $1,072,310)		1,128,835
U.S. government agency obligations: 24.2%
United States: 24.2%
FHLMC 4.000%, due 01/01/46	102,302	109,593
4.000%, due 05/01/47	163,840	172,368
4.000%, due 08/01/47	159,486	167,827
4.000%, due 10/01/47	81,105	85,266
4.000%, due 09/01/48	94,426	98,466
4.500%, due 04/01/46	97,445	105,824
FNMA 2.500%, due 08/01/34	94,836	95,638
3.000%, due 02/01/33	233,133	239,892
3.000%, due 07/01/34	270,228	276,899
3.000%, due 02/01/43	65,536	67,505
3.000%, due 05/01/43	74,806	77,007
3.000%, due 07/01/43	101,365	104,373
3.000%, due 09/01/43	138,965	143,691
3.000%, due 05/01/46	146,543	149,985
3.000%, due 08/01/46	529,058	540,990
3.500%, due 04/01/32	83,750	88,104
3.500%, due 11/01/33	36,097	37,420
3.500%, due 06/01/45	111,989	118,425
3.500%, due 06/01/46	188,040	199,051
3.500%, due 11/01/47	433,732	450,879
3.500%, due 02/01/48	884,303	917,310
3.500%, due 06/01/49	110,224	113,239
3.500%, due 07/01/49	64,824	66,745
3.500%, due 01/01/50	650,000	670,225
4.000%, due 09/01/40	126,889	136,098
4.000%, due 03/01/41	38,099	40,855
4.000%, due 12/01/43	167,630	181,328
4.000%, due 02/01/45	123,039	133,074
4.000%, due 09/01/45	138,214	146,763
4.000%, due 06/01/47	318,613	335,918
4.000%, due 08/01/47	89,695	94,421
4.000%, due 01/01/48	87,214	91,607
4.000%, due 05/01/48	18,197	19,016
4.500%, due 02/01/44	23,132	25,639
4.500%, due 04/01/44	113,413	125,721
4.500%, due 12/01/44	22,702	24,524
4.500%, due 02/01/45	39,929	43,206
4.500%, due 06/01/46	152,542	168,982
4.500%, due 08/01/46	21,319	23,211
4.500%, due 05/01/47	70,347	75,334
4.500%, due 02/01/49	136,668	145,787

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2019 (unaudited)

	Face amount[1]	Value
U.S. government agency obligations—(Concluded)
United States—(Concluded)
5.500%, due 03/01/33	31,532	$35,099
5.500%, due 09/01/34	113,290	124,124
5.500%, due 11/01/34	26,800	30,116
6.000%, due 11/01/28	34,428	38,544
GNMA 6.500%, due 05/15/29	8,408	9,503
GNMA II 3.000%, due 09/20/44	73,339	75,928
3.000%, due 08/20/46	589,324	607,964
3.500%, due 02/20/43	17,007	17,882
4.000%, due 06/20/44	12,530	13,294
4.000%, due 09/20/44	47,736	50,610
4.000%, due 05/20/45	11,999	12,693
5.000%, due 08/20/48	27,714	29,434
GNMA II TBA 2.500%	125,000	125,532
3.000%	25,000	25,663
UMBS TBA 2.500%	150,000	151,267
3.000%	300,000	304,066
3.500%	675,000	694,002
Total U.S. government agency obligations (cost $9,072,866)		9,253,927
U.S. treasury obligations: 3.1%
United States: 3.1%
U.S. Treasury Inflation Indexed Bonds (TIPS) 1.000%, due 02/15/49	66,470	73,838
	Face amount[1]	Value
U.S. treasury obligations—(Concluded)
United States—(Concluded)
U.S. Treasury Inflation Indexed Notes (TIPS) 0.500%, due 04/15/24	413,217	$419,875
0.875%, due 01/15/29	208,918	221,825
U.S. Treasury Notes 2.375%, due 05/15/29	275,000	285,608
1.625%, due 08/15/29	200,000	194,684
Total U.S. treasury obligations (cost $1,204,659)		1,195,830
	Number of shares
Short-term investments: 2.5%
Investment companies: 2.5%
State Street Institutional U.S. Government Money Market Fund (cost $945,245)	945,245	945,245
Investment of cash collateral from securities loaned: 0.8%
Money market funds: 0.8%
State Street Navigator Securities Lending Government Money Market Portfolio (cost $322,250)	322,250	322,250
Total investments: 103.3% (cost $38,254,068)		39,498,869
Liabilities in excess of other assets: (3.3)%		(1,266,108)
Net assets: 100.0%		$38,232,761

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 94.

Futures contracts

Number of contracts		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. treasury futures buy contracts:
5	U.S. Treasury Note 2 Year Futures	March 2020	$1,078,523	$1,077,500	$(1,023)
26	U.S. Treasury Note 5 Year Futures	March 2020	3,097,491	3,083,844	(13,647)
17	U.S. Ultra Bond Futures	March 2020	3,179,955	3,088,156	(91,799)
6	U.S. Ultra Treasury Note 10 Year Futures	March 2020	854,650	844,219	(10,431)
Total			$8,210,619	$8,093,719	$(116,900)
Interest rate futures sell contracts:
16	Australian Bond 3 Year Futures	March 2020	$(1,298,068)	$(1,291,373)	$6,695
4	German Euro Bund Futures	March 2020	(777,562)	(764,954)	12,608
6	United Kingdom Long Gilt Bond Futures	March 2020	(1,055,124)	(1,044,156)	10,968

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2019 (unaudited)

Futures contracts—(Concluded)

Number of contracts			Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. treasury futures sell contracts:
	2	U.S. Treasury Note 10 Year Futures	March 2020	$(259,118)	$(256,844)	$2,274
Total				$(3,389,872)	$(3,357,327)	$32,545
Net unrealized appreciation (depreciation)						$(84,355)

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Value	Unrealized appreciation (depreciation)
MXN	10,000	10/10/29	Monthly	Mexico Interbank TIIE 28 Days	6.782%	$(954)	$(954)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	USD	102,888	ZAR	1,500,000	03/18/20	$3,158
BOA	EUR	55,000	USD	61,585	03/18/20	(399)
BOA	USD	193,279	BRL	800,000	03/18/20	4,983
BOA	USD	296,839	MXN	5,700,000	03/18/20	1,294
CITI	AUD	120,000	USD	82,658	03/18/20	(1,708)
GSI	GBP	20,000	USD	26,805	03/18/20	259
JPMCB	USD	97,201	CLP	75,000,000	03/18/20	2,626
Net unrealized appreciation (depreciation)						$10,213

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund's investments. In the event a Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Asset-backed securities	$—	$5,235,866	$—	$5,235,866
Corporate bonds	—	13,624,836	—	13,624,836
Mortgage-backed securities	—	7,410,325	—	7,410,325
Municipal bonds	—	381,755	—	381,755

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2019 (unaudited)

Fair valuation summary—(Concluded)

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Non-U.S. government agency obligations	$—	$1,128,835	$—	$1,128,835
U.S. government agency obligations	—	9,253,927	—	9,253,927
U.S. treasury obligations	—	1,195,830	—	1,195,830
Short-term investments	—	945,245	—	945,245
Investment of cash collateral from securities loaned	—	322,250	—	322,250
Futures contracts	32,545	—	—	32,545
Forward foreign currency contracts	—	12,320	—	12,320
Total	$32,545	$39,511,189	$—	$39,543,734
Liabilities
Futures contracts	(116,900)	—	—	(116,900)
Swap agreements	—	(954)	—	(954)
Forward foreign currency contracts	—	(2,107)	—	(2,107)
Total	$(116,900)	$(3,061)	$—	$(119,961)

At December 31, 2019, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05%.

1  In U.S. dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $9,362,411, represented 24.5% of the Fund's net assets at period end.

3  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

4  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

5  Security, or portion thereof, was on loan at the period end.

6  Perpetual investment. Date shown reflects the next call date.

7  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

8  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

9  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

The UBS Funds

December 31, 2019

Portfolio acronyms

ADR  American Depositary Receipt

AGM  Assured Guaranty Municipal

CDO  Collateralized Debt Obligation

COP  Certificate of Participation

DAC  Designated Activity Company

EMTN  Euro Medium Term Note

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FRN  Floating Rate Note

GDR  Global Depository Receipt

GMTN  Global Medium Term Note

GNMA  Government National Mortgage Association

GO  General Obligation

LIBOR  London Interbank Offered Rate

MTN   Medium Term Note

NVDR  Non-Voting Depository Receipt

OAT  Obligation Assimilables du Trésor (French Government Bonds)

PJSC  Private Joint Stock Company

REIT  Real Estate Investment Trust

TIPS  Treasury inflation protected securities

UMBS  Uniform Mortgage-Backed Securities

Counterparty abbreviations

BB  Barclays Bank PLC

BOA  Bank of America NA

CIBC  Canadian Imperial Bank of Commerce

CITI  Citibank NA

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

SSC  State Street Bank and Trust Co.

Currency abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  Chinese Yuan

COP  Colombian Peso

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

JPY  Japanese Yen

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.

The UBS Funds

December 31, 2019 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if appli- cable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 to December 31, 2019 (unless otherwise noted).

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expens- es that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypo- thetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The UBS Funds

December 31, 2019 (unaudited)

		Beginning account value July 1, 2019	Ending account value December 31, 2019	Expenses paid during period 07/01/19 to 12/31/19*	Expense ratio during the period
UBS Dynamic Alpha Fund
Class A	Actual	$1,000.00	$1,031.60	$6.89	1.35%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.35	6.85	1.35
Class P	Actual	1,000.00	1,032.30	5.62	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.61	5.58	1.10
UBS Global Allocation Fund
Class A	Actual	1,000.00	1,061.60	6.22	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.10	6.09	1.20
Class P	Actual	1,000.00	1,062.70	4.93	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.36	4.82	0.95
UBS Emerging Markets Equity Opportunity Fund
Class P	Actual	1,000.00	1,096.80	5.75	1.09
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.53	1.09
Class P2	Actual	1,000.00	1,101.70	1.00	0.19
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.18	0.97	0.19
UBS Engage for Impact Fund
Class P	Actual	1,000.00	1,063.90	4.41	0.85
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.86	4.32	0.85
UBS International Sustainable Equity Fund
Class A	Actual	1,000.00	1,069.80	6.50	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.85	6.34	1.25
Class P	Actual	1,000.00	1,071.00	5.21	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.11	5.08	1.00
UBS U.S. Small Cap Growth Fund
Class A	Actual	1,000.00	1,011.30	6.27	1.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.29	1.24
Class P	Actual	1,000.00	1,012.40	5.01	0.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.03	0.99
UBS U.S. Sustainable Equity Fund
Class A	Actual	1,000.00	1,115.10	5.05	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.36	4.82	0.95
Class P	Actual	1,000.00	1,116.70	3.72	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.62	3.56	0.70

*  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

The UBS Funds

December 31, 2019 (unaudited)

		Beginning account value July 1, 2019	Ending account value December 31, 2019	Expenses paid during period 07/01/19 to 12/31/19*	Expense ratio during the period
UBS Municipal Bond Fund
Class A	Actual	$1,000.00	$1,019.20	$3.30	0.65%
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.87	3.30	0.65
Class P	Actual	1,000.00	1,019.50	2.03	0.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.13	2.03	0.40
UBS Sustainable Development Bank Bond Fund
Class P	Actual	1,000.00	1,012.30	1.26	0.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.88	1.27	0.25
UBS Total Return Bond Fund
Class A	Actual	1,000.00	1,029.50	3.83	0.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.37	3.81	0.75
Class P	Actual	1,000.00	1,030.80	2.55	0.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.62	2.54	0.50

*  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

The UBS Funds

Financial Statements
Statement of assets and liabilities—December 31, 2019 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Emerging Markets Equity Opportunity Fund
Assets
Investments, at cost
Unaffiliated issuers	$49,079,079	$225,709,034	$300,953,275
Affiliated issuers	—	22,973,089	—
Foreign currency	631,896	2,007,764	3,073,886
	$49,710,975	$250,689,887	$304,027,161
Investments, at value
Unaffiliated issuers[1]	$41,771,863	$246,482,270	$335,336,764
Affiliated issuers	—	22,933,334	—
Foreign currency	638,561	2,031,582	3,087,514
Cash collateral on futures	756,062	4,477,730	—
Cash collateral on swap agreements	128,161	2,277,379	—
Due from broker	635,156	654,345	—
Receivable for investments sold	—	1,080,072	—
Receivable for fund shares sold	14,200	12,801	1,168,420
Receivable for dividends and interest	209,147	333,192	874,063
Receivable for foreign tax reclaims	—	129,910	1,283
Receivable from affiliate	—	—	—
Receivable for variation margin on futures contracts	171,682	—	—
Receivable for variation margin on centrally cleared swap agreements	10,176	1,284,737	—
OTC swap agreements, at value[2]	208	—	—
Unrealized appreciation on forward foreign currency contracts	593,082	940,920	—
Other assets	26,781	18,547	25,683
Total assets	44,955,079	282,656,819	340,493,727
Liabilities
Payable for cash collateral from securities loaned	336,925	16,658,350	—
Payable for investments purchased	—	766,562	1,312,327
Payable for fund shares redeemed	108,267	511,475	2,038,959
Payable to affiliate	24,319	163,857	75,688
Payable to Trustees	11,646	25,602	9,699
Payable to custodian	47,231	74,173	77,717
Payable for foreign withholding taxes and foreign capital gains taxes	—	4,733	322,218
Payable for variation margin on futures contracts	—	767,790	—
Unrealized depreciation on forward foreign currency contracts	381,902	780,989	—
Accrued expenses and other liabilities	246,167	301,263	110,051
Total liabilities	1,156,457	20,054,794	3,946,659
Net assets	$43,798,622	$262,602,025	$336,547,068

1  Includes $329,517; $17,589,585; $0; $1,131,098 and $4,058,207, respectively, of investments in securities on loan, at value, plus accrued interest and dividends, if any.

2  Net upfront payments received by UBS Dynamic Alpha were $315.

The UBS Funds

	UBS Engage For Impact Fund	UBS International Sustainable Equity Fund
Assets
Investments, at cost
Unaffiliated issuers	$20,425,641	$188,031,094
Affiliated issuers	—	—
Foreign currency	28,692	5,717,445
	$20,454,333	$193,748,539
Investments, at value
Unaffiliated issuers[1]	$22,555,541	$206,184,528
Affiliated issuers	—	—
Foreign currency	29,093	5,772,757
Cash collateral on futures	—	—
Cash collateral on swap agreements	—	—
Due from broker	—	—
Receivable for investments sold	—	—
Receivable for fund shares sold	21,636	1,604,729
Receivable for dividends and interest	2,711	253,701
Receivable for foreign tax reclaims	4,372	193,938
Receivable from affiliate	3,699	—
Receivable for variation margin on futures contracts	—	—
Receivable for variation margin on centrally cleared swap agreements	—	—
OTC swap agreements, at value[2]	—	—
Unrealized appreciation on forward foreign currency contracts	—	—
Other assets	19,008	22,228
Total assets	22,636,060	214,031,881
Liabilities
Payable for cash collateral from securities loaned	488,524	1,673,164
Payable for investments purchased	33,374	—
Payable for fund shares redeemed	2,814	240,275
Payable to affiliate	—	140,687
Payable to Trustees	7,091	14,044
Payable to custodian	13,973	48,698
Payable for foreign withholding taxes and foreign capital gains taxes	—	45,484
Payable for variation margin on futures contracts	—	—
Unrealized depreciation on forward foreign currency contracts	—	—
Accrued expenses and other liabilities	35,887	123,454
Total liabilities	581,663	2,285,806
Net assets	$22,054,397	$211,746,075

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of assets and liabilities—December 31, 2019 (unaudited) (continued)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Emerging Markets Equity Opportunity Fund
Net assets consist of:
Beneficial interest	$86,728,963	$235,742,429	$309,105,417
Distributable earnings (losses)	(42,930,341)	26,859,596	27,441,651
Net assets	$43,798,622	$262,602,025	$336,547,068
Class A:
Net assets	$26,033,202	$200,731,305	$—
Shares outstanding	4,156,532	16,121,325	—
Net asset value and redemption proceeds per share	$6.26	$12.45	$—
Maximum offering price per share (NAV per share plus maximum sales charge)	$6.62	$13.17	$—
Class P:
Net assets	$17,765,420	$61,870,720	$93,996,889
Shares outstanding	2,771,226	4,849,534	9,453,587
Net asset value, offering price and redemption value per share	$6.41	$12.76	$9.94
Class P2:
Net assets	$—	$—	$242,550,179
Shares outstanding	—	—	24,296,902
Net asset value, offering price and redemption value per share[3]	$—	$—	$9.98

3  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

The UBS Funds

	UBS Engage For Impact Fund	UBS International Sustainable Equity Fund
Net assets consist of:
Beneficial interest	$20,167,464	$197,915,703
Distributable earnings (losses)	1,886,933	13,830,372
Net assets	$22,054,397	$211,746,075
Class A:
Net assets	$—	$10,340,073
Shares outstanding	—	977,419
Net asset value and redemption proceeds per share	$—	$10.58
Maximum offering price per share (NAV per share plus maximum sales charge)	$—	$11.20
Class P:
Net assets	$22,054,397	$201,406,002
Shares outstanding	1,967,147	18,995,642
Net asset value, offering price and redemption value per share	$11.21	$10.60
Class P2:
Net assets	$—	$—
Shares outstanding	—	—
Net asset value, offering price and redemption value per share[3]	$—	$—

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of assets and liabilities—December 31, 2019 (unaudited) (continued)

	UBS U.S. Small Cap Growth Fund	UBS U.S. Sustainable Equity Fund	UBS Municipal Bond Fund
Assets
Investments, at cost
Unaffiliated issuers	$112,759,568	$31,750,715	$100,392,777
Foreign currency	—	—	—
	$112,759,568	$31,750,715	$100,392,777
Investments, at value
Unaffiliated issuers[1]	$136,344,239	$34,664,231	$104,328,240
Foreign currency	—	—	—
Cash collateral on futures	—	—	—
Cash collateral on swap agreements	—	—	—
Due from broker	—	—	—
Receivable for investments sold	—	711,697	—
Receivable for fund shares sold	17,874	241	49,750
Receivable for dividends and interest	73,817	34,342	1,123,659
Receivable from affiliate	—	7,809	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Other assets	25,394	19,925	25,701
Total assets	136,461,324	35,438,245	105,527,350
Liabilities
Payable for cash collateral from securities loaned	11,941,276	1,255,630	—
Payable for investments purchased	—	590,006	—
Payable for fund shares redeemed	152,715	39	58,567
Payable to affiliate	72,820	—	14,219
Payable to Trustees	14,674	7,546	13,526
Payable to custodian	21,901	8,475	10,270
Payable for variation margin on futures contracts	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—
Accrued expenses and other liabilities	166,619	106,652	129,283
Total liabilities	12,370,005	1,968,348	225,865
Net assets	$124,091,319	$33,469,897	$105,301,485

1  Includes $24,890,213; $2,042,406; $0; $896,732 and $372,895, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

The UBS Funds

	UBS Sustainable Development Bank Bond Fund	UBS Total Return Bond Fund
Assets
Investments, at cost
Unaffiliated issuers	$36,260,118	$38,254,068
Foreign currency	—	107,498
	$36,260,118	$38,361,566
Investments, at value
Unaffiliated issuers[1]	$36,969,050	$39,498,869
Foreign currency	—	109,072
Cash collateral on futures	—	140,181
Cash collateral on swap agreements	—	28,266
Due from broker	—	274,863
Receivable for investments sold	—	496,356
Receivable for fund shares sold	24,629	87
Receivable for dividends and interest	239,993	246,258
Receivable from affiliate	13,522	18,971
Receivable for variation margin on centrally cleared swap agreements	—	7,462
Unrealized appreciation on forward foreign currency contracts	—	12,320
Other assets	21,041	14,902
Total assets	37,268,235	40,847,607
Liabilities
Payable for cash collateral from securities loaned	916,416	322,250
Payable for investments purchased	—	2,034,754
Payable for fund shares redeemed	57,625	2,916
Payable to affiliate	—	—
Payable to Trustees	7,228	9,523
Payable to custodian	3,523	22,212
Payable for variation margin on futures contracts	—	84,299
Unrealized depreciation on forward foreign currency contracts	—	2,107
Accrued expenses and other liabilities	39,170	136,785
Total liabilities	1,023,962	2,614,846
Net assets	$36,244,273	$38,232,761

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of assets and liabilities—December 31, 2019 (unaudited) (concluded)

	UBS U.S. Small Cap Growth Fund	UBS U.S. Sustainable Equity Fund	UBS Municipal Bond Fund
Net assets consist of:
Beneficial interest	$98,418,872	$29,152,470	$101,387,890
Distributable earnings (losses)	25,672,447	4,317,427	3,913,595
Net assets	$124,091,319	$33,469,897	$105,301,485
Class A:
Net assets	$24,192,566	$13,222,320	$13,196,521
Shares outstanding	1,324,862	340,404	1,232,323
Net asset value and redemption proceeds per share	$18.26	$38.84	$10.71
Maximum offering price per share (NAV per share plus maximum sales charge)	$19.32	$41.10	$10.96
Class P:
Net assets	$99,898,753	$20,247,577	$92,104,964
Shares outstanding	4,835,462	519,313	8,607,441
Net asset value, offering price and redemption value per share	$20.66	$38.99	$10.70

The UBS Funds

	UBS Sustainable Development Bank Bond Fund	UBS Total Return Bond Fund
Net assets consist of:
Beneficial interest	$35,341,776	$40,256,230
Distributable earnings (losses)	902,497	(2,023,469)
Net assets	$36,244,273	$38,232,761
Class A:
Net assets	$—	$634,227
Shares outstanding	—	41,337
Net asset value and redemption proceeds per share	$—	$15.34
Maximum offering price per share (NAV per share plus maximum sales charge)	$—	$15.94
Class P:
Net assets	$36,244,273	$37,598,534
Shares outstanding	3,433,409	2,449,207
Net asset value, offering price and redemption value per share	$10.56	$15.35

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of operations—For the six months ended December 31, 2019 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Emerging Markets Equity Opportunity Fund
Investment income
Unaffiliated dividends	$95,852	$1,629,445	$7,519,423
Affiliated dividends	—	614,199	—
Interest	509,334	886,650	50,846
Securities lending	13,381	10,024	515
Foreign tax withheld	(331)	(53,668)	(364,231)
Total income	618,236	3,086,650	7,206,553
Expenses
Investment management and administration fees	213,436	1,147,731	1,357,130
Service and distribution fees—Class A	34,943	255,400	—
Transfer agency and related services fees—Class A	13,158	67,770	—
Transfer agency and related services fees—Class P	11,087	12,723	213
Transfer agency and related services fees—Class P2	—	—	11,721
Custody and fund accounting fees	21,360	38,461	54,005
Trustees fees	19,265	42,481	31,202
Professional services fees	92,153	99,850	78,733
Printing and shareholder report fees	20,716	51,120	13,834
Federal and state registration fees	16,019	18,186	26,334
Interest expense	174	3,630	—
Amortization of offering costs	—	—	—
Other	32,076	49,360	17,874
Total expenses	474,387	1,786,712	1,591,046
Fee waivers and/or expense reimbursements by Advisor	(185,456)	(281,574)	(1,011,252)
Net expenses	288,931	1,505,138	579,794
Net investment income (loss)	329,305	1,581,512	6,626,759
Net realized gain (loss) on:
Investments in unaffiliated issuers	302,882	3,635,782	(1,617,501)
Futures contracts	523,379	1,455,209	—
Swap agreements	(127,740)	112,227	—
Forward foreign currency contracts	162,843	(534,464)	—
Foreign currency transactions	(88,032)	494,806	(4,995)
Net realized gain (loss)	773,332	5,163,560	(1,622,496)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of change in deferred foreign capital gain taxes of $0; $0; $180,406; $0 and $0, respectively)	65,553	7,626,888	28,533,856
Investments in affiliated issuers	—	1,503,008	—
Futures contracts	206,413	(1,254,571)	—
Swap agreements	12,987	605,834	—
Forward foreign currency contracts	56,694	374,251	—
Translation of other assets and liabilities denominated in foreign currency	(26,825)	(45,250)	2,928
Change in net unrealized appreciation (depreciation)	314,822	8,810,160	28,536,784
Net realized and unrealized gain (loss)	1,088,154	13,973,720	26,914,288
Net increase (decrease) in net assets resulting from operations	$1,417,459	$15,555,232	$33,541,047

The UBS Funds

	UBS Engage For Impact Fund	UBS International Sustainable Equity Fund
Investment income
Unaffiliated dividends	$120,440	$3,021,677
Affiliated dividends	—	—
Interest	6,661	34,887
Securities lending	1,688	4,584
Foreign tax withheld	(8,840)	(141,520)
Total income	119,949	2,919,628
Expenses
Investment management and administration fees	77,247	773,868
Service and distribution fees—Class A	—	12,206
Transfer agency and related services fees—Class A	—	2,980
Transfer agency and related services fees—Class P	4,526	12,751
Transfer agency and related services fees—Class P2	—	—
Custody and fund accounting fees	10,450	24,226
Trustees fees	14,138	28,228
Professional services fees	50,146	69,425
Printing and shareholder report fees	3,119	6,558
Federal and state registration fees	6,350	19,608
Interest expense	—	—
Amortization of offering costs	40,342	—
Other	10,264	30,243
Total expenses	216,582	980,093
Fee waivers and/or expense reimbursements by Advisor	(136,993)	(83,467)
Net expenses	79,589	896,626
Net investment income (loss)	40,360	2,023,002
Net realized gain (loss) on:
Investments in unaffiliated issuers	(119,581)	(1,335,012)
Futures contracts	—	—
Swap agreements	—	—
Forward foreign currency contracts	692	—
Foreign currency transactions	631	105,917
Net realized gain (loss)	(118,258)	(1,229,095)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of change in deferred foreign capital gain taxes of $0; $0; $180,406; $0 and $0, respectively)	1,548,530	13,237,787
Investments in affiliated issuers	—	—
Futures contracts	—	—
Swap agreements	—	—
Forward foreign currency contracts	—	—
Translation of other assets and liabilities denominated in foreign currency	(371)	59,983
Change in net unrealized appreciation (depreciation)	1,548,159	13,297,770
Net realized and unrealized gain (loss)	1,429,901	12,068,675
Net increase (decrease) in net assets resulting from operations	$1,470,261	$14,091,677

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of operations—For the six months ended December 31, 2019 (unaudited) (concluded)

	UBS U.S. Small Cap Growth Fund	UBS U.S. Sustainable Equity Fund	UBS Municipal Bond Fund
Investment income
Unaffiliated dividends	$342,901	$255,364	$—
Interest	36,043	6,298	1,235,871
Securities lending	71,854	1,723	—
Total income	450,798	263,385	1,235,871
Expenses
Investment management and administration fees	559,108	119,803	249,238
Service and distribution fees—Class A	30,505	15,343	16,398
Transfer agency and related services fees—Class A	13,679	2,321	1,375
Transfer agency and related services fees—Class P	37,921	1,239	8,440
Custody and fund accounting fees	11,223	3,969	9,136
Trustees fees	26,097	16,991	24,247
Professional services fees	69,052	80,418	70,409
Printing and shareholder report fees	15,249	3,629	8,425
Federal and state registration fees	16,954	16,749	18,249
Interest expense	—	—	—
Amortization of offering costs	—	—	—
Other	24,796	17,439	23,339
Total expenses	804,584	277,901	429,256
Fee waivers and/or expense reimbursements by Advisor	(175,683)	(154,349)	(202,973)
Net expenses	628,901	123,552	226,283
Net investment income (loss)	(178,103)	139,833	1,009,588
Net realized gain (loss) on:
Investments in unaffiliated issuers	5,953,102	1,404,401	989,772
Options and swaptions written	—	—	—
Futures contracts	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency transactions	—	—	—
Net realized gain (loss)	5,953,102	1,404,401	989,772
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4,372,503)	1,874,538	21,821
Options and swaptions written	—	—	—
Futures contracts	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	—	—
Translation of other assets and liabilities denominated in foreign currency	—	—	—
Change in net unrealized appreciation (depreciation)	(4,372,503)	1,874,538	21,821
Net realized and unrealized gain (loss)	1,580,599	3,278,939	1,011,593
Net increase (decrease) in net assets resulting from operations	$1,402,496	$3,418,772	$2,021,181

The UBS Funds

	UBS Sustainable Development Bank Bond Fund	UBS Total Return Bond Fund
Investment income
Unaffiliated dividends	$—	$2,725
Interest	408,499	691,320
Securities lending	112	1,346
Total income	408,611	695,391
Expenses
Investment management and administration fees	38,608	112,572
Service and distribution fees—Class A	—	769
Transfer agency and related services fees—Class A	—	142
Transfer agency and related services fees—Class P	2,595	12,934
Custody and fund accounting fees	3,699	15,268
Trustees fees	15,138	17,303
Professional services fees	47,173	77,479
Printing and shareholder report fees	3,177	11,100
Federal and state registration fees	7,541	16,592
Interest expense	404	160
Amortization of offering costs	46,980	—
Other	10,685	17,009
Total expenses	176,000	281,328
Fee waivers and/or expense reimbursements by Advisor	(132,699)	(182,510)
Net expenses	43,301	98,818
Net investment income (loss)	365,310	596,573
Net realized gain (loss) on:
Investments in unaffiliated issuers	245,879	247,170
Options and swaptions written	—	4,560
Futures contracts	—	299,587
Swap agreements	—	1,030
Forward foreign currency contracts	—	(41,698)
Foreign currency transactions	—	(2,742)
Net realized gain (loss)	245,879	507,907
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(310,114)	248,023
Options and swaptions written	—	51,153
Futures contracts	—	(251,132)
Swap agreements	—	17,313
Forward foreign currency contracts	—	23,892
Translation of other assets and liabilities denominated in foreign currency	—	1,986
Change in net unrealized appreciation (depreciation)	(310,114)	91,235
Net realized and unrealized gain (loss)	(64,235)	599,142
Net increase (decrease) in net assets resulting from operations	$301,075	$1,195,715

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of changes in net assets

	UBS Dynamic Alpha Fund		UBS Global Allocation Fund		UBS Emerging Markets Equity Opportunity Fund
	For the six months ended December 31, 2019 (unaudited)	For the year ended June 30, 2019	For the six months ended December 31, 2019 (unaudited)	For the year ended June 30, 2019	For the six months ended December 31, 2019 (unaudited)	For the year ended June 30, 2019
From operations:
Net investment income (loss)	$329,305	$832,770	$1,581,512	$2,911,921	$6,626,759	$2,756,966
Net realized gain (loss)	773,332	(906,818)	5,163,560	6,043,109	(1,622,496)	(5,416,540)
Net change in unrealized appreciation (depreciation)	314,822	216,555	8,810,160	1,013,011	28,536,784	6,314,757
Net increase (decrease) in net assets resulting from operations	1,417,459	142,507	15,555,232	9,968,041	33,541,047	3,655,183
Total distributions—Class A	(1,215,326)	(310,989)	(13,406,464)	—	—	—
Total distributions—Class C	—	—	—	—	—	—
Total distributions—Class P	(848,376)	(305,252)	(4,161,168)	—	(2,126,928)	—
Total distributions—Class P2	—	—	—	—	(6,516,989)	(522,535)
Total distributions	(2,063,702)	(616,241)	(17,567,632)	—	(8,643,917)	(522,535)
From beneficial interest transactions:
Proceeds from shares sold	489,800	2,734,063	5,697,963	6,444,682	105,809,617	171,284,237
Cost of shares redeemed	(7,256,536)	(27,175,324)	(24,467,918)	(56,321,997)	(25,429,668)	(43,473,455)
Shares issued on reinvestment of dividends and distributions	1,829,496	556,939	16,174,628	—	5,864,091	113,629
Net increase (decrease) in net assets from beneficial interest transactions	(4,937,240)	(23,884,322)	(2,595,327)	(49,877,315)	86,244,040	127,924,411
Net increase (decrease) in net assets	(5,583,483)	(24,358,056)	(4,607,727)	(39,909,274)	111,141,170	131,057,059
Net assets:
Beginning of period	49,382,105	73,740,161	267,209,752	307,119,026	225,405,898	94,348,839
End of period	$43,798,622	$49,382,105	$262,602,025	$267,209,752	$336,547,068	$225,405,898

*  For the period October 24, 2018 (commencement of operations) through June 30, 2019

The UBS Funds

	UBS Engage for Impact Fund		UBS International Sustainable Equity Fund
	For the six months ended December 31, 2019 (unaudited)	For the period ended June 30, 2019*	For the six months ended December 31, 2019 (unaudited)	For the year ended June 30, 2019
From operations:
Net investment income (loss)	$40,360	$166,987	$2,023,002	$2,149,436
Net realized gain (loss)	(118,258)	241,288	(1,229,095)	(2,800,892)
Net change in unrealized appreciation (depreciation)	1,548,159	582,083	13,297,770	4,255,231
Net increase (decrease) in net assets resulting from operations	1,470,261	990,358	14,091,677	3,603,775
Total distributions—Class A	—	—	(123,994)	(157,033)
Total distributions—Class C	—	—	—	—
Total distributions—Class P	(567,242)	(6,444)	(2,822,544)	(1,718,519)
Total distributions—Class P2	—	—	—	—
Total distributions	(567,242)	(6,444)	(2,946,538)	(1,875,552)
From beneficial interest transactions:
Proceeds from shares sold	7,172,317	22,129,964	57,477,392	108,186,440
Cost of shares redeemed	(2,460,038)	(7,202,590)	(15,953,254)	(32,148,876)
Shares issued on reinvestment of dividends and distributions	521,370	6,441	2,692,439	1,779,184
Net increase (decrease) in net assets from beneficial interest transactions	5,233,649	14,933,815	44,216,577	77,816,748
Net increase (decrease) in net assets	6,136,668	15,917,729	55,361,716	79,544,971
Net assets:
Beginning of period	15,917,729	—	156,384,359	76,839,388
End of period	$22,054,397	$15,917,729	$211,746,075	$156,384,359

See accompanying notes to financial statements.

The UBS Funds

Financial Statements
Statement of changes in net assets (concluded)

	UBS U.S. Small Cap Growth Fund		UBS U.S. Sustainable Equity Fund		UBS Municipal Bond Fund
	For the six months ended December 31, 2019 (unaudited)	For the year ended June 30, 2019	For the six months ended December 31, 2019 (unaudited)	For the year ended June 30, 2019	For the six months ended December 31, 2019 (unaudited)	For the year ended June 30, 2019
From operations:
Net investment income (loss)	$(178,103)	$(398,020)	$139,833	$254,796	$1,009,588	$2,158,899
Net realized gain (loss)	5,953,102	8,136,512	1,404,401	1,413,142	989,772	(78,589)
Net change in unrealized appreciation (depreciation)	(4,372,503)	(3,158,717)	1,874,538	422,783	21,821	5,173,394
Net increase (decrease) in net assets resulting from operations	1,402,496	4,579,775	3,418,772	2,090,721	2,021,181	7,253,704
Total distributions—Class A	(1,775,575)	(2,527,048)	(586,981)	(109,184)	(112,927)	(217,914)
Total distributions—Class C	—	—	—	—	—	(17,493)
Total distributions—Class P	(6,480,541)	(8,633,439)	(940,561)	(193,173)	(906,972)	(1,922,730)
Total distributions	(8,256,116)	(11,160,487)	(1,527,542)	(302,357)	(1,019,899)	(2,158,137)
From beneficial interest transactions:
Proceeds from shares sold	11,973,007	31,560,714	1,216,749	2,573,638	11,002,379	26,363,694
Cost of shares redeemed	(11,520,965)	(31,938,307)	(1,301,568)	(3,922,567)	(9,492,296)	(52,421,163)
Shares issued on reinvestment of dividends and distributions	7,893,853	10,597,009	1,443,865	282,160	772,608	1,619,544
Net increase (decrease) in net assets from beneficial interest transactions	8,345,895	10,219,416	1,359,046	(1,066,769)	2,282,691	(24,437,925)
Net increase (decrease) in net assets	1,492,275	3,638,704	3,250,276	721,595	3,283,973	(19,342,358)
Net assets:
Beginning of period	122,599,044	118,960,340	30,219,621	29,498,026	102,017,512	121,359,870
End of period	$124,091,319	$122,599,044	$33,469,897	$30,219,621	$105,301,485	$102,017,512

* For the period October 24, 2018 (commencement of operations) through June 30, 2019.

The UBS Funds

	UBS Sustainable Development Bank Bond Fund		UBS Total Return Bond Fund
	For the six months ended December 31, 2019 (unaudited)	For the period ended June 30, 2019*	For the six months ended December 31, 2019 (unaudited)	For the year ended June 30, 2019
From operations:
Net investment income (loss)	$365,310	$331,806	$596,573	$1,314,644
Net realized gain (loss)	245,879	71,604	507,907	(326,848)
Net change in unrealized appreciation (depreciation)	(310,114)	1,019,046	91,235	2,009,306
Net increase (decrease) in net assets resulting from operations	301,075	1,422,456	1,195,715	2,997,102
Total distributions—Class A	—	—	(7,836)	(9,381)
Total distributions—Class C	—	—	—	(431)
Total distributions—Class P	(489,527)	(331,507)	(532,183)	(1,182,844)
Total distributions	(489,527)	(331,507)	(540,019)	(1,192,656)
From beneficial interest transactions:
Proceeds from shares sold	21,457,371	35,672,488	211,263	532,802
Cost of shares redeemed	(10,642,133)	(11,831,843)	(2,491,235)	(5,240,932)
Shares issued on reinvestment of dividends and distributions	382,209	303,684	419,705	925,634
Net increase (decrease) in net assets from beneficial interest transactions	11,197,447	24,144,329	(1,860,267)	(3,782,496)
Net increase (decrease) in net assets	11,008,995	25,235,278	(1,204,571)	(1,978,050)
Net assets:
Beginning of period	25,235,278	—	39,437,332	41,415,382
End of period	$36,244,273	$25,235,278	$38,232,761	$39,437,332

See accompanying notes to financial statements.

UBS Dynamic Alpha Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended	Years ended June 30,
	December 31, 2019
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$6.36	$6.38	$6.52	$6.17	$7.13	$7.24
Net investment income (loss)[1]	0.04	0.08	0.04	0.03	0.05	0.04
Net realized and unrealized gain (loss)	0.16	(0.04)	(0.18)	0.32	(0.79)	0.11
Net increase from payment by Advisor	—	—	—	—	0.01	0.00[2]
Net increase (decrease) from operations	0.20	0.04	(0.14)	0.35	(0.73)	0.15
Dividends from net investment income	(0.30)	(0.06)	—	—	(0.23)	(0.26)
Return of capital	—	—	—	—	(0.00)[2]	—
Total dividends and distributions	(0.30)	(0.06)	—	—	(0.23)	(0.26)
Net asset value, end of period	$6.26	$6.36	$6.38	$6.52	$6.17	$7.13
Total investment return[3]	3.16%	0.60%	(2.15)%	5.84%	(10.48)%[4]	2.03%[5]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.14%[6,7]	2.02%[7]	1.69%	1.49%	1.45%	1.43%
Expenses after fee waivers and/or expense reimbursements	1.35%[6,7]	1.35%[7]	1.35%	1.35%	1.35%	1.35%
Net investment income	1.32%[6]	1.29%	0.57%	0.42%	0.82%	0.58%
Supplemental data:
Net assets, end of period (000's)	$26,033	$30,025	$31,066	$43,930	$65,741	$89,421
Portfolio turnover	8%	32%	31%	48%	50%	54%

Class P

	Six months ended	Years ended June 30,
	December 31, 2019
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$6.52	$6.53	$6.66	$6.28	$7.27	$7.38
Net investment income (loss)[1]	0.05	0.10	0.06	0.04	0.07	0.06
Net realized and unrealized gain (loss)	0.16	(0.04)	(0.19)	0.34	(0.82)	0.12
Net increase from payment by Advisor	—	—	—	—	0.01	0.00[2]
Net increase (decrease) from operations	0.21	0.06	(0.13)	0.38	(0.74)	0.18
Dividends from net investment income	(0.32)	(0.07)	—	—	(0.25)	(0.29)
Return of capital	—	—	—	—	(0.00)[2]	—
Total dividends and distributions	(0.32)	(0.07)	—	—	(0.25)	(0.29)
Net asset value, end of period	$6.41	$6.52	$6.53	$6.66	$6.28	$7.27
Total investment return[3]	3.23%	0.83%	(1.80)%	6.05%	(10.17)%[4]	2.29%[5]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.92%[6,7]	1.70%[7]	1.43%	1.27%	1.22%	1.20%
Expenses after fee waivers and/or expense reimbursements	1.10%[6,7]	1.10%[7]	1.10%	1.10%	1.10%	1.10%
Net investment income	1.58%[6]	1.52%	0.94%	0.68%	1.07%	0.84%
Supplemental data:
Net assets, end of period (000's)	$17,765	$19,357	$30,647	$98,018	$132,725	$192,777
Portfolio turnover	8%	32%	31%	48%	50%	54%

1  Calculated using the average share method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  During the year ended June 30, 2016, the Advisor reimbursed the Fund $128,212, which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions, and $86,068 for a trading error, both reimbursements had no impact on the Fund's total return.

5  During the year ended June 30, 2015, the Advisor reimbursed the Fund for a trading error in the amount of $2,068, which had no impact on the Fund's total return.

6  Annualized.

7  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS Global Allocation Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended	Years ended June 30,
	December 31, 2019
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.56	$12.08	$11.52	$10.46	$11.27	$11.04
Net investment income (loss)[1]	0.07	0.12	0.05	0.02	0.01	(0.00)[2]
Net realized and unrealized gain (loss)	0.70	0.36	0.68	1.27	(0.56)	0.23
Net increase from payment by Advisor	—	—	—	—	0.01	—
Net increase (decrease) from operations	0.77	0.48	0.73	1.29	(0.54)	0.23
Dividends from net investment income	(0.35)	—	(0.17)	(0.23)	(0.27)	—
Distributions from net realized gains	(0.53)	—	—	—	—	—
Total dividends and distributions	(0.88)	—	(0.17)	(0.23)	(0.27)	—
Net asset value, end of period	$12.45	$12.56	$12.08	$11.52	$10.46	$11.27
Total investment return[3]	6.16%	3.97%[4]	6.34%	12.51%	(4.81)%[5]	2.08%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.42%[6,7]	1.40%[7]	1.40%	1.39%	1.36%	1.32%
Expenses after fee waivers and/or expense reimbursements	1.20%[6,7]	1.20%[7]	1.20%	1.25%	1.35%	1.32%
Net investment income (loss)	1.14%[6]	1.04%	0.39%	0.16%	0.09%	(0.01)%
Supplemental data:
Net assets, end of period (000's)	$200,731	$209,407	$159,678	$174,148	$190,813	$234,665
Portfolio turnover	36%	35%	54%	56%	60%	62%

Class P

	Six months ended	Years ended June 30,
	December 31, 2019
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.87	$12.34	$11.78	$10.69	$11.51	$11.25
Net investment income (loss)[1]	0.09	0.16	0.08	0.05	0.04	0.03
Net realized and unrealized gain (loss)	0.72	0.37	0.68	1.30	(0.56)	0.23
Net increase from payment by Advisor	—	—	—	—	0.01	—
Net increase (decrease) from operations	0.81	0.53	0.76	1.35	(0.51)	0.26
Dividends from net investment income	(0.39)	—	(0.20)	(0.26)	(0.31)	—
Distributions from net realized gains	(0.53)	—	—	—	—	—
Total dividends and distributions	(0.92)	—	(0.20)	(0.26)	(0.31)	—
Net asset value, end of period	$12.76	$12.87	$12.34	$11.78	$10.69	$11.51
Total investment return[3]	6.27%	4.21%[4]	6.56%	12.85%	(4.50)%[5]	2.31%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.15%[6,7]	1.13%[7]	1.14%	1.12%	1.09%	1.04%
Expenses after fee waivers and/or expense reimbursements	0.95%[6,7]	0.95%[7]	0.95%	1.00%	1.09%	1.04%
Net investment income	1.43%[6]	1.27%	0.64%	0.41%	0.34%	0.26%
Supplemental data:
Net assets, end of period (000's)	$61,871	$57,803	$64,009	$67,156	$91,004	$124,415
Portfolio turnover	36%	35%	54%	56%	60%	62%
1  Calculated using the average share method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  During the period, the Fund recorded a gain of $263,116 from affiliated funds that were previously liquidated. If this gain had been excluded, the total return of Class A and Class P would have been 3.89% and 4.13%, respectively.

5  During the year ended June 30, 2016, the Advisor reimbursed the Fund $316,557 which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions. If payment from Advisor was not made, the estimated total return would have been -4.90% for A shares and -4.59% for P shares.

6  Annualized.

7  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS Emerging Markets Equity Opportunity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Six months ended December 31, 2019 (unaudited)	Period ended June 30, 2019[1]
Net asset value, beginning of period	$9.28	$8.92
Net investment income (loss)[3]	0.20	0.21
Net realized and unrealized gain (loss)	0.70	0.15
Net increase (decrease) from operations	0.90	0.36
Dividends from net investment income	(0.24)	—
Net asset value, end of period	$9.94	$9.28
Total investment return[5]	9.68%	4.04%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.13%[6]	1.22%[6]
Expenses after fee waivers and/or expense reimbursements	1.09%[6]	1.15%[6]
Net investment income	4.31%[6]	5.73%[6]
Supplemental data:
Net assets, end of period (000's)	$93,997	$38,465
Portfolio turnover	15%	52%

Class P2

	Six months ended December 31, 2019 (unaudited)	Year ended June 30, 2019	Period ended June 30, 2018[2]
Net asset value, beginning of period	$9.31	$9.40	$10.00
Net investment income (loss)[3]	0.23	0.19	0.03
Net realized and unrealized gain (loss)	0.71	(0.23)[4]	(0.63)
Net increase (decrease) from operations	0.94	(0.04)	(0.60)
Dividends from net investment income	(0.27)	(0.05)	—
Net asset value, end of period	$9.98	$9.31	$9.40
Total investment return[5]	10.17%	(0.46)%	(5.90)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.14%[6]	1.42%	4.39%[6]
Expenses after fee waivers and/or expense reimbursements	0.19%[6]	0.40%	0.44%[6]
Net investment income	4.89%[6]	2.16%	4.05%[6]
Supplemental data:
Net assets, end of period (000's)	$242,550	$186,941	$94,349
Portfolio turnover	15%	52%	0%

1  For the period February 1, 2019 (commencement of operations) through June 30, 2019.

2  For the period June 4, 2018 (commencement of operations) through June 30, 2018.

3  Calculated using the average share method.

4  The amount of net realized and unrealized loss per share does not correspond with the net realized and unrealized gain reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values.

5  Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of the period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

6  Annualized.

See accompanying notes to financial statements

UBS Engage For Impact Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Six months ended December 31, 2019 (unaudited)	Period ended June 30,2019[1]
Net asset value, beginning of period	$10.81	$10.00
Net investment income (loss)[2]	0.02	0.15
Net realized and unrealized gain (loss)	0.68	0.67
Net increase (decrease) from operations	0.70	0.82
Dividends from net investment income	(0.11)	(0.01)
Distributions from net realized gains	(0.19)	—
Total dividends and distributions	(0.30)	(0.01)
Net asset value, end of period	$11.21	$10.81
Total investment return[3]	6.39%	8.27%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.31%[4]	3.87%[4]
Expenses after fee waivers and/or expense reimbursements	0.85%[4]	0.85%[4]
Net investment income	0.43%[4]	2.13%[4]
Supplemental data:
Net assets, end of period (000's)	$22,054	$15,918
Portfolio turnover	18%	67%

1  For the period October 24, 2018 (commencement of operations) through December 31, 2018.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

See accompanying notes to financial statements

UBS International Sustainable Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended	Years ended June 30,
	December 31, 2019
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.01	$10.20	$9.58	$8.05	$9.47	$8.95
Net investment income (loss)[1]	0.10	0.13	0.08	0.19	0.13	0.10
Net realized and unrealized gain (loss)	0.60	(0.16)[2]	0.66	1.51	(1.47)	0.53
Net increase from payment by Advisor	—	—	—	—	0.01	—
Net increase (decrease) from operations	0.70	(0.03)	0.74	1.70	(1.33)	0.63
Dividends from net investment income	(0.13)	(0.06)	(0.12)	(0.17)	(0.09)	(0.11)
Distributions from net realized gains	—	(0.10)	—	—	—	—
Total dividends and distributions	(0.13)	(0.16)	(0.12)	(0.17)	(0.09)	(0.11)
Net asset value, end of period	$10.58	$10.01	$10.20	$9.58	$8.05	$9.47
Total investment return[3]	6.98%	(0.14)%	7.67%	21.43%	(14.07)%[4]	7.14%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.39%[5]	1.53%	2.02%	2.25%	2.37%	2.47%
Expenses after fee waivers and/or expense reimbursements	1.25%[5]	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	2.05%[5]	1.38%	0.79%	2.16%	1.59%	1.09%
Supplemental data:
Net assets, end of period (000's)	$10,340	$9,769	$8,049	$15,811	$5,204	$6,371
Portfolio turnover	20%	57%	43%	33%	114%	42%

Class P

	Six months ended	Years ended June 30,
	December 31, 2019
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.04	$10.23	$9.61	$8.08	$9.50	$8.99
Net investment income (loss)[1]	0.12	0.17	0.14	0.14	0.16	0.13
Net realized and unrealized gain (loss)	0.59	(0.18)[2]	0.63	1.58	(1.48)	0.51
Net increase from payment by Advisor	—	—	—	—	0.01	—
Net increase (decrease) from operations	0.71	(0.01)	0.77	1.72	(1.31)	0.64
Dividends from net investment income	(0.15)	(0.08)	(0.15)	(0.19)	(0.11)	(0.13)
Distributions from net realized gains	—	(0.10)	—	—	—	—
Total dividends and distributions	(0.15)	(0.18)	(0.15)	(0.19)	(0.11)	(0.13)
Net asset value, end of period	$10.60	$10.04	$10.23	$9.61	$8.08	$9.50
Total investment return[3]	7.10%	0.10%	7.94%	21.68%	(13.83)%[4]	7.32%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.09%[5]	1.26%	1.70%	2.06%	2.12%	2.21%
Expenses after fee waivers and/or expense reimbursements	1.00%[5]	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	2.30%[5]	1.80%	1.37%	1.65%	1.92%	1.40%
Supplemental data:
Net assets, end of period (000's)	$201,406	$146,616	$65,750	$19,952	$16,277	$17,103
Portfolio turnover	20%	57%	43%	33%	114%	42%

1  Calculated using the average share method.

2  The amount of net realized and unrealized loss per share does not correspond with the net realized and unrealized gain reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  During the year ended June 30, 2016, the Advisor reimbursed the Fund $34,326, which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions, and $5,471 for a trading error. lf payment from Advisor was not made, the estimated total return would have been -14.18% for A shares, -14.83% for C shares, and -13.94% for P shares.

5  Annualized.

See accompanying notes to financial statements

UBS U.S. Small Cap Growth Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended	Years ended June 30,
	December 31, 2019
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$19.49	$20.74	$21.26	$17.75	$23.60	$24.76
Net investment income (loss)[1]	(0.05)	(0.10)	(0.17)	(0.15)	(0.13)	(0.16)
Net realized and unrealized gain (loss)	0.25	0.80	4.92	4.34	(3.89)	3.38
Net increase (decrease) from operations	0.20	0.70	4.75	4.19	(4.02)	3.22
Distributions from net realized gains	(1.43)	(1.95)	(5.27)	(0.68)	(1.83)	(4.38)
Net asset value, end of period	$18.26	$19.49	$20.74	$21.26	$17.75	$23.60
Total investment return[2]	1.13%	5.95%	26.17%	23.75%	(17.58)%	15.61%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.56%[3]	1.57%	1.66%	1.56%	1.53%	1.51%
Expenses after fee waivers and/or expense reimbursements	1.24%[3]	1.24%	1.24%	1.24%	1.24%	1.35%
Net investment loss	(0.50)%[3]	(0.53)%	(0.83)%	(0.77)%	(0.65)%	(0.69)%
Supplemental data:
Net assets, end of period (000's)	$24,193	$26,114	$26,498	$27,464	$28,048	$46,813
Portfolio turnover	28%	54%	67%	50%	109%	64%

Class P

	Six months ended	Years ended June 30,
	December 31, 2019
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$21.84	$22.89	$22.92	$19.05	$25.11	$26.00
Net investment income (loss)[1]	(0.03)	(0.06)	(0.13)	(0.11)	(0.08)	(0.11)
Net realized and unrealized gain (loss)	0.28	0.96	5.37	4.66	(4.15)	3.60
Net increase (decrease) from operations	0.25	0.90	5.24	4.55	(4.23)	3.49
Distributions from net realized gains	(1.43)	(1.95)	(5.27)	(0.68)	(1.83)	(4.38)
Net asset value, end of period	$20.66	$21.84	$22.89	$22.92	$19.05	$25.11
Total investment return[2]	1.24%	6.24%	26.50%	24.09%	(17.39)%	15.93%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.27%[3]	1.30%	1.34%	1.22%	1.17%	1.10%
Expenses after fee waivers and/or expense reimbursements	0.99%[3]	0.99%	0.99%	0.99%	0.99%	1.07%
Net investment income	(0.24)%[3]	(0.27)%	(0.58)%	(0.50)%	(0.40)%	(0.43)%
Supplemental data:
Net assets, end of period (000's)	$99,899	$96,485	$88,845	$75,770	$130,227	$178,495
Portfolio turnover	28%	54%	67%	50%	109%	64%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

See accompanying notes to financial statements

UBS U.S. Sustainable Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended	Years ended June 30,
	December 31, 2019
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$36.51	$34.44	$31.21	$25.51	$27.55	$25.03
Net investment income (loss)[1]	0.14	0.26	0.16	0.14	0.21	0.14
Net realized and unrealized gain (loss)	3.98	2.13	3.20	5.84	(1.88)	2.50
Net increase (decrease) from operations	4.12	2.39	3.36	5.98	(1.67)	2.64
Dividends from net investment income	(0.10)	(0.32)	(0.13)	(0.28)	(0.37)	(0.12)
Distributions from net realized gains	(1.69)	—	—	—	—	—
Total dividends and distributions	(1.79)	(0.32)	(0.13)	(0.28)	(0.37)	(0.12)
Net asset value, end of period	$38.84	$36.51	$34.44	$31.21	$25.51	$27.55
Total investment return[2]	11.51%	7.15%	10.79%	23.61%	(6.13)%	10.61%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.96%[3]	2.14%	2.07%	2.04%	1.93%	1.56%
Expenses after fee waivers and/or expense reimbursements	0.95%[3]	0.95%	0.95%	0.95%	1.13%	1.20%
Net investment income	0.75%[3]	0.76%	0.48%	0.49%	0.81%	0.53%
Supplemental data:
Net assets, end of period (000's)	$13,222	$12,010	$10,586	$11,857	$9,774	$9,784
Portfolio turnover	81%	102%	166%	78%	57%	59%

Class P

	Six months ended	Years ended June 30,
	December 31, 2019
	(unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$36.68	$34.60	$31.34	$25.61	$27.67	$25.14
Net investment income (loss)[1]	0.19	0.34	0.25	0.21	0.26	0.20
Net realized and unrealized gain (loss)	4.00	2.14	3.21	5.87	(1.89)	2.52
Net increase (decrease) from operations	4.19	2.48	3.46	6.08	(1.63)	2.72
Dividends from net investment income	(0.19)	(0.40)	(0.20)	(0.35)	(0.43)	(0.19)
Distributions from net realized gains	(1.69)	—	—	—	—	—
Total dividends and distributions	(1.88)	(0.40)	(0.20)	(0.35)	(0.43)	(0.19)
Net asset value, end of period	$38.99	$36.68	$34.60	$31.34	$25.61	$27.67
Total investment return[2]	11.67%	7.44%	11.08%	23.87%	(5.91)%	10.90%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.69%[3]	1.85%	1.79%	1.76%	1.64%	1.07%
Expenses after fee waivers and/or expense reimbursements	0.70%[3]	0.70%	0.70%	0.70%	0.90%	0.95%
Net investment income	1.00%[3]	1.00%	0.74%	0.74%	1.00%	0.77%
Supplemental data:
Net assets, end of period (000's)	$20,248	$18,210	$17,182	$16,754	$15,147	$28,345
Portfolio turnover	81%	102%	166%	78%	57%	59%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

See accompanying notes to financial statements

UBS Municipal Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2019	Years ended June 30,				Period ended
	(unaudited)	2019	2018	2017	2016	June 30, 2015[1]
Net asset value, beginning of period	$10.60	$10.07	$10.23	$10.52	$9.94	$10.00
Net investment income (loss)[2]	0.09	0.18	0.16	0.15	0.17	0.09
Net realized and unrealized gain (loss)	0.11	0.53	(0.16)	(0.27)	0.59	(0.06)
Net increase (decrease) from operations	0.20	0.71	—	(0.12)	0.76	0.03
Dividends from net investment income	(0.09)	(0.18)	(0.16)	(0.15)	(0.18)	(0.09)
Distributions from net realized gains	—	—	—	(0.02)	—	—
Total dividends and distributions	(0.09)	(0.18)	(0.16)	(0.17)	(0.18)	(0.09)
Net asset value, end of period	$10.71	$10.60	$10.07	$10.23	$10.52	$9.94
Total investment return[3]	1.92%	7.17%	0.04%	(1.11)%	7.74%	0.30%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.04%[4]	1.07%[5]	1.03%	1.00%	1.15%	1.46%[4]
Expenses after fee waivers and/or expense reimbursements	0.65%[4]	0.65%[5]	0.65%	0.65%	0.65%	0.65%[4]
Net investment income	1.71%[4]	1.80%	1.61%	1.42%	1.66%	1.43%[4]
Supplemental data:
Net assets, end of period (000's)	$13,197	$12,796	$9,378	$21,007	$17,671	$10,929
Portfolio turnover[6]	20%	31%	39%	60%	100%	72%

Class P

	Six months ended December 31, 2019	Years ended June 30,				Period ended
	(unaudited)	2019	2018	2017	2016	June 30, 2015[1]
Net asset value, beginning of period	$10.60	$10.06	$10.22	$10.52	$9.94	$10.00
Net investment income (loss)[2]	0.11	0.21	0.19	0.17	0.19	0.10
Net realized and unrealized gain (loss)	0.10	0.54	(0.16)	(0.28)	0.60	(0.05)
Net increase (decrease) from operations	0.21	0.75	0.03	(0.11)	0.79	0.05
Dividends from net investment income	(0.11)	(0.21)	(0.19)	(0.17)	(0.21)	(0.11)
Distributions from net realized gains	—	—	—	(0.02)	——	—
Total dividends and distributions	(0.11)	(0.21)	(0.19)	(0.19)	(0.21)	(0.11)
Net asset value, end of period	$10.70	$10.60	$10.06	$10.22	$10.52	$9.94
Total investment return[3]	1.95%	7.55%	0.30%	(0.97)%	8.01%	0.45%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.79%[4]	0.82%[5]	0.79%	0.77%	0.89%	1.23%[4]
Expenses after fee waivers and/or expense reimbursements	0.40%[4]	0.40%[5]	0.40%	0.40%	0.40%	0.40%[4]
Net investment income	1.96%[4]	2.03%	1.88%	1.68%	1.89%	1.63%[4]
Supplemental data:
Net assets, end of period (000's)	$92,105	$89,222	$107,153	$101,601	$90,146	$46,993
Portfolio turnover[6]	20%	31%	39%	60%	100%	72%

1  For the period November 10, 2014 (commencement of operations) through June 30, 2015.

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  Includes interest expense representing less than 0.005%.

6  Effective with the fiscal year ended June 30, 2017, calculation of the portfolio turnover rate excludes transactions involving variable-rate demand notes,which are considered short-term instruments due to the ability to demand immediate repayment.

See accompanying notes to financial statements

UBS Sustainable Development Bank Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Six months ended December 31, 2019 (unaudited)	Period ended June 30, 2019[1]
Net asset value, beginning of period	$10.58	$10.00
Net investment income (loss)[2]	0.11	0.19
Net realized and unrealized gain (loss)	0.02[3]	0.58
Net increase (decrease) from operations	0.13	0.77
Dividends from net investment income	(0.11)	(0.19)
Distributions from net realized gains	(0.04)	—
Total dividends and distributions	(0.15)	(0.19)
Net asset value, end of period	$10.56	$10.58
Total investment return[4]	1.23%	7.75%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.03%[5,6]	2.19%[5]
Expenses after fee waivers and/or expense reimbursements	0.25%[5,6]	0.25%[5]
Net investment income	2.13%[5]	2.67%[5]
Supplemental data:
Net assets, end of period (000's)	$36,244	$25,235
Portfolio turnover	38%	20%

1  For the period October 24, 2018 (commencement of operations) through June 30, 2019

2  Calculated using the average share method.

3  The amount of net realized and unrealized gain per share does not correspond with the net realized and unrealized loss reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  Annualized.

6  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS Total Return Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2019	Years ended June 30,		Period ended
	(unaudited)	2019	2018	June 30, 2017[1]
Net asset value, beginning of period	$15.09	$14.40	$14.94	$15.24
Net investment income (loss)[2]	0.22	0.45	0.47	0.25
Net realized and unrealized gain (loss)	0.22	0.65	(0.65)	(0.30)
Net increase (decrease) from operations	0.44	1.10	(0.18)	(0.05)
Dividends from net investment income	(0.19)	(0.41)	(0.36)	(0.25)
Return of capital	—	—	—	(0.00)[3]
Total dividends and distributions	(0.19)	(0.41)	(0.36)	(0.25)
Net asset value, end of period	$15.34	$15.09	$14.40	$14.94
Total investment return[4]	2.95%	7.63%	(1.12)%	(0.31)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.66%[5,6]	1.68%[6]	1.45%	1.74%[5]
Expenses after fee waivers and/or expense reimbursements	0.75%[5,6]	0.75%[6]	0.75%	0.75%[5]
Net investment income	2.80%[5]	3.10%	3.22%	2.28%[5]
Supplemental data:
Net assets, end of period (000's)	$634	$488	$108	$44
Portfolio turnover	90%	234%	236%	700%

Class P

	Six months ended	Years ended June 30,
	December 31, 2019				Nine months ended	Year ended
	(unaudited)	2019	2018	2017	June 30, 2016[7]	September 30, 2015
Net asset value, beginning of period	$15.10	$14.41	$14.94	$15.14	$14.98	$15.99
Net investment income (loss)[2]	0.23	0.49	0.49	0.37	0.36	0.64
Net realized and unrealized gain (loss)	0.23	0.64	(0.63)	(0.18)	0.13	(0.96)
Net increase (decrease) from operations	0.46	1.13	(0.14)	0.19	0.49	(0.32)
Dividends from net investment income	(0.21)	(0.44)	(0.39)	(0.39)	(0.33)	(0.64)
Distributions from net realized gains	—	—	—	—	—	(0.05)
Return of capital	—	—	—	(0.00)[3]	—	—
Total dividends and distributions	(0.21)	(0.44)	(0.39)	(0.39)	(0.33)	(0.69)
Net asset value, end of period	$15.35	$15.10	$14.41	$14.94	$15.14	$14.98
Total investment return[4]	3.08%	7.95%	(0.88)%	1.32%	3.33%	(2.05)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.43%[5,6]	1.45%[6]	1.30%	1.29%	1.21%[5]	0.75%
Expenses after fee waivers and/or expense reimbursements	0.50%[5,6]	0.50%[6]	0.50%	0.50%	1.16%[5]	0.75%
Net investment income	3.05%[5]	3.35%	3.29%	2.45%	3.22%[5]	4.04%
Supplemental data:
Net assets, end of period (000's)	$37,599	$38,949	$41,245	$49,919	$126,922	$131,473
Portfolio turnover	90%	234%	236%	700%	251%	26%

1  For the period September 29, 2016 (commencement of operations) through June 30, 2017.

2  Calculated using the average share method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  Annualized.

6  Includes interest expense representing less than 0.005%.

7  On May 23, 2016 Class P shares of the UBS Total Return Bond Fund acquired the assets and liabilities of Fort Dearborn Income Securities, Inc., a closed-end management investment company (the "Predecessor Fund"). The UBS Total Return Bond Fund's Class P shares have adopted the historical performance of the Predecessor Fund. In connection with the Reorganization, the fiscal year end for UBS Total Return Bond Fund has changed from September 30th to June 30th. As such, the fiscal period ended June 30, 2016 for UBS Total Return Bond Fund reflects the nine month period from October 1, 2015 through June 30, 2016.

See accompanying notes to financial statements

The UBS Funds

Notes to financial statements (unaudited)

Organization and significant accounting policies

The UBS Funds (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, currently offering multiple series representing seperate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest at par value of $0.001 per share.

The Trust has ten Funds available for investment, each having its own investment objectives and policies: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS International Sustainable Equity Fund, UBS US Small Cap Growth Fund, UBS US Sustainable Equity Fund, UBS Municipal Bond Fund, UBS Sustainable Development Bank Bond Fund, and UBS Total Return Bond Fund, (each a "Fund", and collectively, the "Funds"). Each of the Funds is classified as a diversified investment company with the exception of UBS Dynamic Alpha Fund, UBS Municipal Bond Fund, and the UBS Sustainable Development Bank Bond Fund which are classified as non-diversified for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor") serves as the investment advisor and administrator for the Funds. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Funds. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Funds currently offer Class A and Class P shares, with the exception of UBS Emerging Markets Equity Opportunity Fund, which currently offers Class P2 shares only. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class P and Class P2 shares have no service or distribution plan.

Prior to July 12, 2018, the Funds offered Class C shares. At the recommendation of UBS Asset Management (Americas) Inc., each Fund's investment advisor, the Board of Trustees of the Trust approved the closure of Class C of each Fund and the automatic conversion of Class C shares of each Fund into Class A shares of the same Fund (the "Conversion").

Effective on July 12, 2018 (the "Closure Date"), the Funds ceased offering Class C shares. New or additional investments into Class C shares, including investments through an automatic investment plan, were not permitted after the Closure Date.

On October 12, 2018 (the "Conversion Date"), all outstanding Class C shares of each Fund were automatically converted into Class A shares of the same Fund. From the Closure Date to the Conversion Date (the "Conversion Period"), the 12b-1 distribution fees (0.50% of average net assets for UBS Municipal Bond Fund and UBS Total Return Bond Fund, and 0.75% of average net assets for all other Funds) and any contingent deferred sales charges applicable to Class C shares were waived; 12b-1 service fees (0.25% of average net assets) continued to be assessed. During the Conversion Period, automatic reinvestment of Class C share dividend and capital gain distributions continued. Upon the conversion of Class C shares into Class A shares, each Class C shareholder owned Class A shares having an aggregate value equal to the aggregate value of Class C shares held by that shareholder as of the close of business on the Conversion Date. Any contingent deferred sales charges applicable to Class C shares were waived in connection with the conversion to Class A shares. The 12b-1 service fee applicable to Class A shares applies to the converted shares. Class C shares converted into Class A shares as a tax-free for federal income tax purposes.

The UBS Funds

Notes to financial statements (unaudited)

The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on a pro rata basis.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Under certain circumstances, shareholders of the Funds may receive payment for redemptions in securities rather than in cash.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities ("ASU 2017-08"). The update provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 is effective for annual periods beginning after December 15, 2018. Management has assessed the impact of these changes, and the changes are incorporated within the financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management has assessed the potential impact of these changes and the changes are incorporated within the financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the specific identified cost method. Dividend income and expenses are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP.

The UBS Funds

Notes to financial statements (unaudited)

These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation: The books and records of the Funds are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Valuation of investments

Each Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and Good Friday. To the extent that a Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share generally will still be calculated as of the close of

The UBS Funds

Notes to financial statements (unaudited)

regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

The UBS Funds

Notes to financial statements (unaudited)

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third-party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the Equities, Fixed Income and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

Investments

Treasury Inflation Protected Securities: The Fund may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the US Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases,

The UBS Funds

Notes to financial statements (unaudited)

which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Real estate investment trusts: Certain Funds may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Mortgage-backed securities: Certain Funds may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and

The UBS Funds

Notes to financial statements (unaudited)

principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Asset-backed securities: Certain Funds may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Short sales: UBS Dynamic Alpha Fund, UBS U.S. Small Cap Growth Fund and UBS Total Return Bond Fund may engage in short sale transactions in which the Fund sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security's price.

The Fund must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Fund will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The Fund segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. The Fund incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Fund.

Because a Fund's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Fund's investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Fund's potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Fund.

For the period ended December 31, 2019, UBS Dynamic Alpha Fund, UBS U.S. Small Cap Growth Fund and UBS Total Return Bond Fund did not engage in short sale transactions.

Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's portfolio footnotes.

Derivative instruments

Purchased options: Certain Funds may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an

The UBS Funds

Notes to financial statements (unaudited)

attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Funds pay a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing: Certain Funds may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Funds trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Funds would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At December 31, 2019, UBS Total Return Bond Fund had maximum payout amounts of approximately $4,000,000 relating to written put option contracts.

Futures contracts: Certain Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial

The UBS Funds

Notes to financial statements (unaudited)

statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various risks, including market, interest rate and equity risks. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Forward foreign currency contracts: Certain Funds may enter into forward foreign currency contracts in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Swap agreements: Certain Funds may engage in swap agreements, including, but not limited to, interest rate, credit default and total return swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain or loss on swap agreements, in addition to realized gain or loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the

The UBS Funds

Notes to financial statements (unaudited)

counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Fund is the seller of protection are disclosed under the section "Credit default swap agreements on corporate issues—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general

The UBS Funds

Notes to financial statements (unaudited)

market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Fund will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

Derivatives by underlying risk: Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though Funds' investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Funds' Portfolio of investments is representative of the volume of derivatives outstanding during the period ended December 31, 2019, except forward foreign currency contracts for UBS Dynamic Alpha Fund for which the volume during the period was lower than period end.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Funds may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2019 is reflected in the Statement of assets and liabilities.

The UBS Funds

Notes to financial statements (unaudited)

At December 31, 2019, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Dynamic Alpha Fund
Futures contracts	$126,982	$—	$—	$82,795	$209,777
Swap agreements	—	—	174,657	—	174,657
Forward foreign currency contracts	—	593,082	—	—	593,082
Total value	$126,982	$593,082	$174,657	$82,795	$977,516

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Dynamic Alpha Fund
Futures contracts	$(17,511)	$—	$—	$(20,905)	$(38,416)
Swap agreements	—	—	(410,033)	—	(410,033)
Forward foreign currency contracts	—	(381,902)	—	—	(381,902)
Total value	$(17,511)	$(381,902)	$(410,033)	$(20,905)	$(830,351)

During the period ended December 31, 2019, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Dynamic Alpha Fund
Net realized gain (loss)[3]
Option purchased	$(22,266)	$—	$—	$—	$(22,266)
Futures contracts	(334,237)	—	—	857,616	523,379
Swap agreements	—	—	(127,740)	—	(127,740)
Forward foreign currency contracts	—	162,843	—	—	162,843
Total net realized gain (loss)	$(356,503)	$162,843	$(127,740)	$857,616	$536,216
Net change in unrealized appreciation (depreciation)[4]
Futures contracts	$240,673	$—	$—	$(34,260)	$206,413
Swap agreements	—	—	12,987	—	12,987
Forward foreign currency contracts	—	56,694	—	—	56,694
Net change in appreciation (depreciation)	$240,673	$56,694	$12,987	$(34,260)	$276,094

Table footnotes begin on page 137.

The UBS Funds

Notes to financial statements (unaudited)

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Global Allocation Fund
Futures contracts	$171,116	$—	$—	$425,496	$596,612
Swap agreements	—	—	2,523,098	—	2,523,098
Forward foreign currency contracts	—	940,920	—	—	940,920
Total value	$171,116	$940,920	$2,523,098	$425,496	$4,060,630

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Global Allocation Fund
Futures contracts	$(1,067,964)	$—	$—	$(300,937)	$(1,368,901)
Swap agreements	—	—	(272,850)	—	(272,850)
Forward foreign currency contracts	—	(780,989)	—	—	(780,989)
Total value	$(1,067,964)	$(780,989)	$(272,850)	$(300,937)	$(2,422,740)

During the period ended December 31, 2019, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Global Allocation Fund
Net realized gain (loss)[3]
Option purchased	$—	$—	$—	$(363,475)	$(363,475)
Futures contracts	2,115,121	—	—	(659,912)	1,455,209
Swap agreements	—	—	112,227	—	112,227
Forward foreign currency contracts	—	(534,464)	—	—	(534,464)
Total net realized gain (loss)	$2,115,121	$(534,464)	$112,227	$(1,023,387)	$669,497
Net change in unrealized appreciation (depreciation)[4]
Futures contracts	$(1,111,227)	$—	$—	$(143,344)	$(1,254,571)
Swap agreements	—	—	605,834	—	605,834
Forward foreign currency contracts	—	374,251	—	—	374,251
Net change in appreciation (depreciation)	$(1,111,227)	$374,251	$605,834	$(143,344)	$(274,486)

During the period ended December 31, 2019, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS Engage For Impact Fund
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$692	$—	$—	$692

Table footnotes begin on page 137.

The UBS Funds

Notes to financial statements (unaudited)

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Total
UBS Total Return Bond Fund
Futures contracts	$32,545	$—	$32,545
Forward foreign currency contracts	—	12,320	12,320
Total value	$32,545	$12,320	$44,865

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Total
UBS Total Return Bond Fund
Futures contracts	$(116,900)	$—	$(116,900)
Swap agreements	(954)	—	(954)
Forward foreign currency contracts	—	(2,107)	(2,107)
Total value	$(117,854)	$(2,107)	$(119,961)

During the period ended December 31, 2019, net realized gains (losses) and net change in unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Total
UBS Total Return Bond Fund
Net realized gain (loss)[3]
Swaptions purchased	$(12,623)	$—	$—	$(12,623)
Swaptions written	4,560	—	—	4,560
Futures contracts	299,587	—	—	299,587
Swap agreements	22,445	—	(21,415)	1,030
Forward foreign currency contracts	—	(41,698)	—	(41,698)
Total net realized gain (loss)	$313,969	$(41,698)	$(21,415)	$250,856
Net change in unrealized appreciation (depreciation)[4]
Swaptions purchased	$—	$—	$4,500	$4,500
Swaptions written	—	—	51,153	51,153
Futures contracts	(251,132)	—	—	(251,132)
Swap agreements	—	—	17,313	17,313
Forward foreign currency contracts	—	23,892	—	23,892
Net change in appreciation (depreciation)	$(251,132)	$23,892	$72,966	$(154,274)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

The UBS Funds

Notes to financial statements (unaudited)

2  In the Statement of assets and liabilities, options written are shown within options written, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options purchased is shown in the Statement of operations in net realized gain (loss) on investments in unaffiliated issuers.

4  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options and swaptions purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives: The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At December 31, 2019, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

UBS Dynamic Alpha Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts[1]	$209,777	$(38,416)
Swap agreements[1]	174,657	(410,033)
Forward foreign currency contracts	593,082	(381,902)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	$977,516	$(830,351)
Derivatives not subject to MNA or similar agreements	(384,226)	448,449
Total gross amount of assets and liabilities subject to MNA or similar agreements	$593,290	$(381,902)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the year end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
CITI	$42,721	$—	$—	$42,721
CIBC	22,824	—	—	22,824
GSI	104,044	(4,034)		100,010
HSBC	2,808	(2,808)	—	—
JPMCB	156,913	—	—	156,913
SSC	263,980	(263,980)	—	—
Total	$593,290	$(270,822)	$—	$322,468

Table footnotes begin on page 140.

The UBS Funds

Notes to financial statements (unaudited)

Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
BB	$(34,083)	$—	$—	$(34,083)
GSI	(4,034)	4,034	—	—
HSBC	(30,807)	2,808	—	(27,999)
MSCI	(26,064)	—	—	(26,064)
SSC	(286,914)	263,980	—	(22,934)
Total	$(381,902)	$270,822	$—	$(111,080)

At December 31, 2019, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

UBS Global Allocation Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts[1]	$596,612	$(1,368,901)
Swap agreements[1]	2,523,098	(272,850)
Forward foreign currency contracts	940,920	(780,989)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	$4,060,630	$(2,422,740)
Derivatives not subject to MNA or similar agreements	(3,119,710)	1,641,751
Total gross amount of assets and liabilities subject to MNA or similar agreements	$940,920	$(780,989)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
BB	$2,656	$—	$—	$2,656
CIBC	67,543	—	—	67,543
JPMCB	298,802	—	—	298,802
SSC	571,919	(179,138)	—	392,781
Total	$940,920	$(179,138)	$—	$761,782
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
GSI	$(19,529)	$—	$—	$(19,529)
HSBC	(582,322)	—	—	(582,322)
SSC	(179,138)	179,138	—	—
Total	$(780,989)	$179,138	$—	$(601,851)

Table footnotes begin on page 140.

The UBS Funds

Notes to financial statements (unaudited)

At December 31, 2019, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

UBS Total Return Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts[1]	$32,545	$(116,900)
Swap agreements[1]	—	(954)
Forward foreign currency contracts	12,320	(2,107)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	$44,865	$(119,961)
Derivatives not subject to MNA or similar agreements	(32,545)	117,854
Total gross amount of assets and liabilities subject to MNA or similar agreements	$12,320	$(2,107)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the year end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
BB	$3,158	$—	$—	$3,158
BOA	6,277	(399)	—	5,878
GSI	259	—	—	259
JPMCB	2,626	—	—	2,626
Total	$12,320	$(399)	$—	$11,921
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
BOA	$(399)	$399	$—	$—
CITI	(1,708)	—	—	(1,708)
Total	$(2,107)	$399	$—	$(1,708)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.680%

The UBS Funds

Notes to financial statements (unaudited)

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Global Allocation Fund	0.800%	0.750%	0.700%	0.675%	0.650%	0.630%	0.610%

Fund	$0 to $250 mm	$250 mm to $500 mm	$500 mm to $750 mm	$750 mm to $1.0 billion	$1.0 billion and over
UBS Emerging Markets Equity Opportunity Fund	0.900%	0.875%	0.850%	0.825%	0.750%
UBS Sustainable Development Bank Bond Fund	0.150	0.145	0.140	0.135	0.130
Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS International Sustainable Equity Fund	0.800%	0.750%	0.700%	0.675%	0.650%
UBS U.S. Small Cap Growth Fund	0.850	0.850	0.825	0.825	0.825
UBS U.S. Sustainable Equity Fund	0.700	0.650	0.600	0.575	0.550

Fund	All assets
UBS Engage For Impact Fund	0.750%
UBS Municipal Bond Fund	0.400
UBS Total Return Bond Fund	0.500

For UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS International Sustainable Equity Fund, UBS U.S. Sustainable Equity Fund, UBS Municipal Bond Fund, UBS Sustainable Development Bank Bond Fund, and UBS Total Return Bond Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Funds' operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Dynamic Alpha Fund and UBS U.S. Small Cap Growth Fund the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the expense limit of each class of shares as indicated in the following table. The contractual fee waiver and/or expense reimbursement agreement for each Fund, except UBS International Sustainable Equity Fund, will remain in place through the period ending October 28, 2020. The fee waiver and/or expense reimbursement for UBS International Sustainable Equity Fund is irrevocable. Investment advisory fees, including the dollar amount waived or reimbursed, for the period ended December 31, 2019 were as follows:

Fund	Class A expense cap	Class P expense cap	Class P2 expense cap	Amount due to (due from) advisor	Advisory fees incurred	Fees waived/ expenses reimbursed	Recoupments
UBS Dynamic Alpha Fund	1.35%	1.10%	—	$(1,590)	$196,130	$(185,456)	$—
UBS Global Allocation Fund	1.20	0.95	—	7,264	1,049,354	(281,574)	—
UBS Emerging Markets Equity Opportunity Fund	—	1.00	0.40%	18,705	1,252,413	(1,011,252)	—
UBS Engage For Impact Fund	—	0.85	0.40%	(11,655)	70,225	(136,993)	—
UBS International Sustainable Equity Fund	1.25	1.00	—	65,068	707,536	(83,467)	—
UBS U.S. Small Cap Growth Fund	1.24	0.99	—	15,286	513,775	(175,683)	—

The UBS Funds

Notes to financial statements (unaudited)

Fund	Class A expense cap	Class P expense cap	Class P2 expense cap	Amount due to (due from) advisor	Advisory fees incurred	Fees waived/ expenses reimbursed	Recoupments
UBS U.S. Sustainable Equity Fund	0.95%	0.70%	—	$(26,930)	$108,209	$(154,349)	$—
UBS Municipal Bond Fund	0.65	0.40	—	(34,087)	209,884	(202,973)	—
UBS Sustainable Development Bank Bond Fund	—	0.25	—	(27,914)	25,738	(132,699)	—
UBS Total Return Bond Fund	0.75	0.50	—	(36,199)	97,889	(182,510)	—

Each Fund, except for UBS International Sustainable Equity Fund and UBS Emerging Markets Equity Opportunity Fund Class P2, will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the period ended December 31, 2019 are subject to repayment through June 30, 2022.

UBS Emerging Markets Equity Opportunity Fund Class P2 will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, provided that the reimbursement by the Fund of the Advisor will not cause the total expense ratio to exceed the contractual limit as then may be in effect for the class. The expenses reimbursed for the period ended December 31, 2019 are subject to repayment through June 30, 2022.

At December 31, 2019, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2020	Expires June 30, 2021	Expires June 30, 2022	Expires June 30, 2023
UBS Dynamic Alpha Fund—Class A	$538,188	$78,717	$131,826	$216,606	$110,969
UBS Dynamic Alpha Fund—Class P	649,641	197,801	217,649	159,704	74,487
UBS Global Allocation Fund—Class A	1,216,664	244,083	350,483	397,509	224,589
UBS Global Allocation Fund—Class P	397,170	100,857	129,591	109,737	56,985
UBS Emerging Markets Equity Opportunity Fund—Class P	17,258	—	—	2,946[1]	14,312
UBS Emerging Markets Equity Opportunity Fund—Class P2	178,611	—	68,961	109,650	—
UBS Engage For Impact Fund—Class P	374,217	—	—	237,224[2]	136,993
UBS U.S. Small Cap Growth Fund—Class A	326,365	92,631	111,537	83,376	38,821
UBS U.S. Small Cap Growth Fund—Class P	984,475	289,826	270,691	287,096	136,862
UBS U.S. Sustainable Equity Fund—Class A	433,270	112,035	125,718	133,325	62,192
UBS U.S. Sustainable Equity Fund—Class P	652,261	171,679	189,607	198,818	92,157
UBS Municipal Bond Fund—Class A	205,056	78,706	50,025	50,814	25,511
UBS Municipal Bond Fund—Class P	1,348,059	356,454	420,099	394,044	177,462
UBS Sustainable Development Bank Bond Fund—Class P	374,409	—	—	241,710[2]	132,699
UBS Total Return Bond Fund—Class A	6,289	193[3]	278	3,032	2,786
UBS Total Return Bond Fund—Class P	1,461,817	543,959	367,169	370,965	179,724

1  For the period from February 1, 2019 (commencement of operations) through June 30, 2019.

2  For the period from October 24, 2018 (commencement of operations) through June 30, 2019.

3  For the period from September 29, 2016 (commencement of operations) through June 30, 2017.

The UBS Funds

Notes to financial statements (unaudited)

Each Fund pays UBS AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2019, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Dynamic Alpha Fund	$20,376	$17,306
UBS Global Allocation Fund	114,697	98,377
UBS Emerging Markets Equity Opportunity Fund	56,983	104,717
UBS Engage For Impact Fund	7,956	7,022
UBS International Sustainable Equity Fund	75,619	66,332
UBS U.S. Small Cap Growth Fund	52,539	45,333
UBS U.S. Sustainable Equity Fund	13,414	11,594
UBS Municipal Bond Fund	45,604	39,354
UBS Sustainable Development Bank Bond Fund	14,392	12,870
UBS Total Return Bond Fund	17,106	14,683

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2019 have been included near the end of each Fund's Portfolio of investments.

During the period ended December 31, 2019, the Funds listed below paid broker commissions to affiliates of the investment advisor as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within investments at cost of unaffiliated issuers, and the Statement of operations within net realized gain (loss) on, and/or change in net unrealized appreciation (depreciation) on investments and/or futures contracts.

Fund	UBS Group AG
UBS Global Allocation Fund	$90
UBS Emerging Markets Equity Opportunity Fund	8,593
UBS Engage For Impact Fund	6
UBS International Sustainable Equity Fund	385

Service and distribution plans

UBS AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans ("the Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A shares. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A
UBS Dynamic Alpha Fund	0.25%
UBS Global Allocation Fund	0.25
UBS International Sustainable Equity Fund	0.25
UBS U.S. Small Cap Growth Fund	0.25
UBS U.S. Sustainable Equity Fund	0.25
UBS Municipal Bond Fund	0.25
UBS Total Return Bond Fund	0.25

The UBS Funds

Notes to financial statements (unaudited)

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A shares. At December 31, 2019, certain Funds owed UBS AM (US) service and distribution fees, and for the period ended December 31, 2019, certain Funds were informed by UBS AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
UBS Dynamic Alpha Fund—Class A	$5,533	$389
UBS Global Allocation Fund—Class A	41,896	3,441
UBS International Sustainable Equity Fund—Class A	—	10,571
UBS U.S. Small Cap Growth Fund—Class A	4,995	7,155
UBS U.S. Sustainable Equity Fund—Class A	5,707	8,299
UBS Municipal Bond Fund—Class A	2,702	5,004
UBS Total Return Bond Fund—Class A	122	1,435

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Funds pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Funds' transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the period ended December 31, 2019, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total delegated service fees as follows:

Fund	Delegated services fees earned
UBS Dynamic Alpha Fund	$10,699
UBS Global Allocation Fund	34,655
UBS Emerging Markets Equity Opportunity Fund	11,117
UBS Engage For Impact Fund	1,808
UBS International Sustainable Equity Fund	5,458
UBS US Small Cap Growth Fund	2,376
UBS US Sustainable Equity Fund	1,380
UBS Municipal Bond Fund	5,504
UBS Sustainable Dev Bank Bond Fund	1,990
UBS Total Return Bond Fund	557

Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured by cash, US government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, US government securities, and irrevocable letters of credit securing the loan falls below 100% of the market value for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, US government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus

The UBS Funds

Notes to financial statements (unaudited)

reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Fund, which is included in each Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Funds' lending agent.

At December 31, 2019, the following Funds had securities on loan at value, cash collateral and non-cash collateral as follows:

Funds	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security type held as non-cash collateral
UBS Dynamic Alpha Fund	$329,517	$336,925	$—	$336,925
UBS Global Allocation Fund	17,589,585	16,658,350	1,320,441	17,978,791	U.S. Treasury Notes and U.S. Treasury Bills
UBS Engage For Impact Fund	1,131,098	488,524	673,017	1,161,541	U.S. Treasury Notes and U.S. Treasury Bills
UBS International Sustainable Equity Fund	4,058,207	1,673,164	2,588,669	4,261,833	U.S. Treasury Notes and U.S. Treasury Bills
UBS U.S. Small Cap Growth Fund	24,890,213	11,941,276	13,616,924	25,558,200	U.S. Treasury Notes and U.S. Treasury Bills
UBS U.S. Sustainable Equity Fund	2,042,406	1,255,630	834,862	2,090,492	U.S. Treasury Notes and U.S. Treasury Bills
UBS Sustainable Development Bank Bond Fund	896,732	916,416	—	916,416
UBS Total Return Bond Fund	372,895	322,250	58,573	380,823	U.S. Treasury Notes and U.S. Treasury Bills

*  These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of assets and liabilities.

The table below represents the disaggregation at December 31, 2019 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Portfolios or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total amount of recognized
Fund	Equity securities	Corporate bonds	liabilities for securities lending transactions
UBS Dynamic Alpha Fund	$—	$336,925	$336,925
UBS Global Allocation Fund	16,658,350	—	16,658,350
UBS Engage For Impact Fund	488,524	—	488,524
UBS International Sustainable Equity Fund	1,673,164	—	1,673,164
UBS U.S. Small Cap Growth Fund	11,941,276	—	11,941,276
UBS U.S. Sustainable Equity Fund	1,255,630	—	1,255,630
UBS Sustainable Development Bank Bond Fund	—	916,416	916,416
UBS Total Return Bond Fund	—	322,250	322,250

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

The UBS Funds

Notes to financial statements (unaudited)

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Fund covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization.

For the period ended December 31, 2019, the following Funds had borrowings as follows:

Fund	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
UBS Sustainable Development Bank Bond Fund	$5,226,184	1	$404	2.785%

Commission recapture program

Certain Funds participate in a brokerage commission recapture program. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended December 31, 2019, the following Funds recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers:

Fund	Amount
UBS Global Allocation Fund	$1,824
UBS U.S. Sustainable Equity Fund	1,923
UBS U.S. Small Cap Growth Fund	12,144

Purchases and sales of securities

For the period ended December 31, 2019, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases	Sales
UBS Dynamic Alpha Fund	$1,799,517	$5,678,885
UBS Global Allocation Fund	70,753,761	74,705,357
UBS Emerging Markets Equity Opportunity Fund	124,815,889	41,520,656
UBS Engage For Impact Fund	7,635,299	3,231,449
UBS International Sustainable Equity Fund	80,869,530	34,717,655
UBS U.S. Small Cap Growth Fund	32,457,312	32,366,762
UBS U.S. Sustainable Equity Fund	24,999,493	24,615,660
UBS Municipal Bond Fund	23,468,740	19,135,509
UBS Sustainable Development Bank Bond Fund	23,268,867	12,639,764
UBS Total Return Bond Fund	34,945,448	32,714,681

The UBS Funds

Notes to financial statements (unaudited)

Shares of beneficial interest

There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Funds for the period ended December 31, 2019 were as follows:

UBS Dynamic Alpha Fund

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	3,272	$20,929	71,509	$468,871
Shares repurchased	(729,764)	(4,656,712)	(396,725)	(2,599,824)
Dividends reinvested	163,909	1,026,069	125,536	803,427
Net increase (decrease)	(562,583)	$(3,609,714)	(199,680)	$(1,327,526)

UBS Global Allocation Fund

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	26,825	$338,983	405,616	$5,358,980
Shares repurchased	(1,564,289)	(19,868,130)	(353,820)	(4,599,788)
Dividends reinvested	991,416	12,293,553	305,596	3,881,075
Net increase (decrease)	(546,048)	$(7,235,594)	357,392	$4,640,267

UBS Emerging Markets Equity Opportunity Fund

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	7,193,145	$64,966,928	4,539,821	$40,842,689
Shares repurchased	(2,066,630)	(18,610,179)	(731,364)	(6,819,489)
Dividends reinvested	181,865	1,793,186	411,203	4,070,905
Net increase (decrease)	5,308,380	$48,149,935	4,219,660	$38,094,105

UBS Engage For Impact Fund

	Class P
	Shares	Amount
Shares sold	674,398	$7,172,317
Shares repurchased	(225,646)	(2,460,038)
Dividends reinvested	46,551	521,370
Net increase (decrease)	495,303	$5,233,649

UBS International Sustainable Equity Fund

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	50,047	$487,529	5,700,077	$56,989,863
Shares repurchased	(59,063)	(586,535)	(1,546,505)	(15,366,719)
Dividends reinvested	10,737	112,848	244,975	2,579,591
Net increase (decrease)	1,721	$13,842	4,398,547	$44,202,735

The UBS Funds

Notes to financial statements (unaudited)

UBS U.S. Small Cap Growth Fund

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	83,954	$1,603,079	484,478	$10,369,928
Shares repurchased	(183,467)	(3,503,315)	(375,071)	(8,017,650)
Dividends reinvested	84,387	1,541,748	307,310	6,352,105
Net increase (decrease)	(15,126)	$(358,488)	416,717	$8,704,383

UBS U.S. Sustainable Equity Fund

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	7,512	$282,560	24,790	$934,189
Shares repurchased	(10,028)	(375,836)	(25,036)	(925,732)
Dividends reinvested	14,016	544,385	23,075	899,480
Net increase (decrease)	11,500	$451,109	22,829	$907,937

UBS Municipal Bond Fund

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	87,107	$933,271	939,809	$10,069,108
Shares repurchased	(70,124)	(752,090)	(816,411)	(8,740,206)
Dividends reinvested	8,579	91,846	63,632	680,762
Net increase (decrease)	25,562	$273,027	187,030	$2,009,664

UBS Sustainable Development Bank Bond Fund

	Class P
	Shares	Amount
Shares sold	2,013,027	$21,457,371
Shares repurchased	(1,001,901)	(10,642,133)
Dividends reinvested	35,995	382,209
Net increase (decrease)	1,047,121	$11,197,447

UBS Total Return Bond Fund

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	8,904	$134,566	4,999	$76,697
Shares repurchased	(282)	(4,325)	(162,959)	(2,486,910)
Dividends reinvested	367	5,614	27,072	414,091
Net increase (decrease)	8,989	$135,855	(130,888)	$(1,996,122)

The UBS Funds

Notes to financial statements (unaudited)

For the period ended June 30, 2019, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	20,153	$125,896	29	$172	404,851	$2,607,995
Shares repurchased	(1,934,583)	(12,135,248)	(174,078)	(1,023,720)	(2,172,989)	(14,016,356)
Shares converted	1,721,672	10,812,100	(1,867,375)	(10,812,100)
Dividends reinvested	43,541	263,858	—	—	47,271	293,081
Net increase (decrease)	(149,217)	$(933,394)	(2,041,424)	$(11,835,648)	(1,720,867)	$(11,115,280)

UBS Global Allocation Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	108,452	$1,292,971	368	$4,343	419,109	$5,147,368
Shares repurchased	(3,249,998)	(38,813,492)	(324,397)	(3,850,001)	(1,112,447)	(13,658,504)
Shares converted	6,588,259	77,543,804	(6,778,305)	(77,543,804)
Net increase (decrease)	3,446,713	$40,023,283	(7,102,334)	$(81,389,462)	(693,338)	$(8,511,136)

UBS Emerging Markets Equity Opportunity Fund

	Class P*		Class P2
	Shares	Amount	Shares	Amount
Shares sold	4,221,277	$38,256,377	15,065,841	$133,027,860
Shares repurchased	(76,070)	(681,755)	(5,035,235)	(42,791,700)
Dividends reinvested	—	—	14,186	113,629
Net increase (decrease)	4,145,207	$37,574,622	10,044,792	$90,349,789

*  Commenced of operations on February 1, 2019.

UBS Engage For Impact Fund*

	Class P
	Shares	Amount
Shares sold	2,176,480	$22,129,964
Shares repurchased	(705,330)	(7,202,590)
Dividends reinvested	694	6,441
Net increase (decrease)	1,471,844	$14,933,815

*  Commencement of operations on October 24, 2018.

The UBS Funds

Notes to financial statements (unaudited)

UBS International Sustainable Equity Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	167,229	$1,624,563	68	$677	11,068,863	$106,561,200
Shares repurchased	(269,997)	(2,566,549)	(25,910)	(263,350)	(3,084,176)	(29,318,977)
Shares converted	272,608	2,633,394	(280,447)	(2,633,394)
Dividends reinvested	16,761	146,495	—	—	186,593	1,632,689
Net increase (decrease)	186,601	$1,837,903	(306,289)	$(2,896,067)	8,171,280	$78,874,912

UBS U.S. Small Cap Growth Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	186,595	$3,578,194	64	$1,074	1,267,640	$27,981,446
Shares repurchased	(407,588)	(7,967,661)	(41,635)	(737,695)	(1,228,062)	(23,232,951)
Shares converted	141,492	2,835,493	(179,348)	(2,835,493)
Dividends reinvested	141,687	2,146,557	—	—	498,552	8,450,452
Net increase (decrease)	62,186	$592,583	(220,919)	$(3,572,114)	538,130	$13,198,947

UBS U.S. Sustainable Equity Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	15,808	$551,173	339	$11,498	59,731	$2,010,967
Shares repurchased	(43,383)	(1,482,939)	(4,908)	(166,563)	(65,994)	(2,273,065)
Shares converted	45,803	1,535,325	(48,129)	(1,535,325)
Dividends reinvested	3,335	98,945	—	—	6,157	183,215
Net increase (decrease)	21,563	$702,504	(52,698)	$(1,690,390)	(106)	$(78,883)

UBS Municipal Bond Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	136,575	$1,376,134	—	$—	2,448,797	$24,987,560
Shares repurchased	(317,027)	(3,229,687)	(42,023)	(423,297)	(4,816,504)	(48,768,179)
Shares converted	438,383	4,361,912	(439,266)	(4,361,912)
Dividends reinvested	17,389	177,830	1,430	14,361	139,978	1,427,353
Net increase (decrease)	275,320	$2,686,189	(479,859)	$(4,770,848)	(2,227,729)	$(22,353,266)

The UBS Funds

Notes to financial statements (unaudited)

UBS Sustainable Development Bank Bond Fund*

	Class P
	Shares	Amount
Shares sold	3,528,985	$35,672,488
Shares repurchased	(1,172,191)	(11,831,843)
Dividends reinvested	29,494	303,684
Net increase (decrease)	2,386,288	$24,144,329

*  Commencement of operations on October 24, 2018.

UBS Total Return Bond Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	20,189	$288,872	—	$—	16,980	$243,930
Shares repurchased	(156)	(2,227)	—	—	(362,773)	(5,238,705)
Shares converted	4,382	62,527	(4,388)	(62,527)
Dividends reinvested	460	6,668	30	444	63,494	918,522
Net increase (decrease)	24,875	$355,840	(4,358)	$(62,083)	(282,299)	$(4,076,253)

Federal tax status

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended June 30, 2019 was as follows:

	2019
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from long term realized capital gains	Total distributions paid
UBS Dynamic Alpha Fund	$—	$616,241	$—	$616,241
UBS Global Allocation Fund	—	—	—	—
UBS Emerging Markets Equity Opportunity Fund	—	522,535	—	522,535
UBS Engage For Impact Fund	—	6,444	—	6,444
UBS International Sustainable Equity Fund	—	843,254	1,032,298	1,875,552
UBS U.S. Small Cap Growth Fund	—	3,772,850	7,387,637	11,160,487
UBS U.S. Sustainable Equity Fund	—	302,357	—	302,357
UBS Municipal Bond Fund	2,147,143	10,994	—	2,158,137
UBS Sustainable Development Bank Bond Fund	—	331,507	—	331,507
UBS Total Return Bond Fund	—	1,192,656	—	1,192,656

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis current fiscal year will be determined after the Trust's fiscal year ending June 30, 2020.

The UBS Funds

Notes to financial statements (unaudited)

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at December 31, 2019 were as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
UBS Dynamic Alpha Fund	$58,726,585	$1,797,852	$(8,786,192)	$(6,988,340)
UBS Global Allocation Fund	238,729,666	26,039,061	(5,148,313)	20,890,748
UBS Emerging Markets Equity Opportunity Fund	300,953,275	40,173,657	(5,790,168)	34,383,489
UBS Engage For Impact Fund	20,425,641	2,402,616	(272,716)	2,129,900
UBS International Sustainable Equity Fund	188,031,094	21,280,483	(3,127,049)	18,153,434
UBS U.S. Small Cap Growth Fund	112,759,568	29,908,780	(6,324,109)	23,584,671
UBS U.S. Sustainable Equity Fund	31,750,715	3,244,098	(330,582)	2,913,516
UBS Municipal Bond Fund	100,392,777	3,989,304	(53,841)	3,935,463
UB Sustainable Development Bank Bond Fund	36,260,118	794,693	(85,761)	708,932
UBS Total Return Bond Fund	43,148,513	1,334,535	(164,830)	1,169,705

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2019, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
UBS Dynamic Alpha Fund	$18,010,629	$12,660,174	$30,670,803
UBS Emerging Markets Equity Opportunity Fund	4,354,586	51,391	4,405,977
UBS Municipal Bond Fund	880,092	91,941	972,033
UBS Total Return Bond Fund	2,326,577	1,242,293	3,568,870

During the fiscal year ended June 30, 2019, the following Funds had capital loss carryforwards un-utilized:

Fund	Capital loss carryforwards expired
UBS Dynamic Alpha Fund	$46,428,719

Qualified late year losses are deemed to arise on the first business day of a Fund's next table year. For the fiscal year ended June 30, 2019, the following Funds incurred and elected to defer qualified late year losses of the following:

		Post October capital loss
Fund	Late year ordinary loss	Short-term losses	Long-term losses
UBS International Sustainable Equity Fund	$—	$2,867,499	$776,128
UBS Total Return Bond Fund	58,006	—	—

The UBS Funds

Notes to financial statements (unaudited)

ASC 740-10 "Income Taxes-Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded, as of December 31, 2019, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended December 31, 2019, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Funds.

Each of the tax years in the four year fiscal period ended December 31, 2019 or since inception in the case of UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS Municipal Bond Fund, and UBS Sustainable Development Bank Bond Fund remains subject to examination by the Internal Revenue Service and state taxing authorities.

The UBS Funds

General information (unaudited)

Quarterly portfolio schedule

The Funds filed its complete schedule of portfolio holdings with the US Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. (Please note that on the SEC's Web site, the "filing type" designation for this information may be "NPORT-EX.") Additionally, you may obtain copies of such portfolio holdings schedules for the first and third quarters of each fiscal year from the funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S1627

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Keith Weller, Secretary of The UBS Funds, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(a)	(4) Change in the registrant's independent public accountant - not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

The UBS Funds

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	March 9, 2020

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	March 9, 2020